File No. 333-284296

As filed with the Securities and Exchange Commission on April 28, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _	☐
Post-Effective Amendment No. 3	☒

(Check Appropriate Box or Boxes)

Transamerica Life Insurance Company

(Name of Insurance Company)

6400 C Street SW

Cedar Rapids, IA 52499

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code: (319) 355-8511

Brian Stallworth, Esq.

Transamerica Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

Telephone Number: (319) 355-8511

(Name, Address, including zip code, and telephone number, including area code, of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2025 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Life Insurance Company

This prospectus includes important information about the Transamerica Structured Index Advantage® Annuity (the “Policy”), which you can use to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.

This prospectus describes all material terms of the Policy. The Policy is a complex investment and involves risks, including potential loss of principal. You should not buy this Policy if you are not willing to assume its investment risks. You should carefully read this prospectus and speak with your financial professional about whether the Policy is appropriate for you. You should also consult with a tax professional.

The Policy allows you to allocate your premium payments and earnings (if any) among the Policy’s available investment options, which currently include several index-linked investment options (“Index Account Options”) and a fixed interest option (“Fixed Account Option”).

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Index Account Options. Each Index Account Option is tied (or linked) to the performance of a specific market index or exchange-traded fund (an “Index”) for a defined number of years (a “Crediting Period”).

Each available Index Account Option has a Buffer downside feature that provides limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period. Buffer Rates vary by Index Account Option. You assume the risk of loss for any Index losses that exceed the applicable Buffer Rate.

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At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, ranges from 80% to 90% depending on the Index Account Option you choose.

¡	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.
¡	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be a minimum 10% to a maximum of 20%.
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For Policies with applications signed on or after May 1, 2024, if we offer a new Index Account Option in the future that includes a Buffer, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

Each available Index Account Option also has a Cap or Participation upside feature used to calculate any positive Index rate of return that may be credited to your investment at the end of a Crediting Period. Cap Rates and Participation Rates vary by Index Account Option, and generally change from one Crediting Period to the next, subject to guaranteed minimums.

¡	We will limit the amount you can earn on an Index Account Option based on the Cap Rate or Participation Rate that we declare for the Crediting Period.
¡	The lowest Cap Rate that may be established under the Policy is 2%.
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For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

•	Fixed Account Option. The Fixed Account Option guarantees principal and a rate of interest for a 1-year Crediting Period.

See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY for additional information about the Index Account Options and the Fixed Account Option.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

The Company reserves the right to stop offering all but one index option in the future. In this event, an investor will be limited to investing in only one index option with terms that may not be acceptable to that investor. If you choose to surrender your policy in this circumstance a surrender would result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences.

If you are not comfortable with the risk that we may not offer investment options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon, or with the risk that we may offer only a single Index Account Option (with a Buffer Rate of 10%) in the future, this Policy is not appropriate for you.

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. A Surrender or withdrawal could result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., proportionate reductions to the death benefit and the Index Base(s) for your Index Account Option(s)).

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

Our financial obligations under the Policy are subject to our financial strength and claims-paying ability.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

The Policy permits systematic withdrawals and the deduction of GMDB fees from the Index options prior to the end of the term and such ongoing withdrawals and deductions could have adverse effects on values under the Policy. If You intend to elect such ongoing withdrawals or deductions, You should consult with a financial professional about the appropriateness of the Policy.

If you are a new investor in the Policy, you may cancel your Policy within 10 days (30 days for replacement Policies) of receiving it without paying fees or penalties, although an Interim Value adjustment will apply. In some states or circumstances, this period may be longer. Upon cancellation, you will receive the value of your Policy, plus any fees or charges deducted on the date of cancellation, unless a different amount is required by law. State law may require us to refund the greater of your Policy value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. You should review this prospectus or consult with your investment professional for additional information on the specific cancellation terms that apply.

This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted.

Prospectus Date: May 1, 2025

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK

GLOSSARY OF TERMS

Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.

Accrued Credit Advantage Fees – Accrued Credit Advantage Fees are used to calculate Interim Values for an Index Account Option subject to a Credit Advantage Fee. Interim Values will reflect a dollar-for-dollar reduction equal to Accrued Credit Advantage Fees, which accrue on a daily basis during the Crediting Period.

Administrative Office – Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.

Allocation Account – An Index Account Option or the Fixed Account Option.

Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.

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For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, 2022, the only Allocation Anniversary would be January 1, 2023.

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For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, 2022, the Allocation Anniversaries would be January 1 of 2023 and 2024.

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For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, 2022, the Allocation Anniversaries would be January 1 of 2023, 2024, 2025, 2026, 2027, and 2028.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Beneficiary (beneficiary) – A person designated to receive the death benefit.

Best Entry Reset Maximum – For a Best Entry Enhanced Index Account Option, a percentage representing the maximum total reduction in the Initial Index Value allowed due to one or more resets.

Best Entry Reset Minimum Value – For a Best Entry Enhanced Index Account Option, the lowest value to which the Initial Index Value can be reset. The Best Entry Reset Minimum Value equals the Index Value at the beginning of the Crediting Period multiplied by (1 plus the Best Entry Reset Maximum).

Best Entry Reset Threshold – For a Best Entry Enhanced Index Account Option, the net percentage decrease in the Index Value necessary to reset the Initial Index Value on an Observation Day, comparing the Index Value at the beginning of the Crediting Period to the Index Value on that Observation Day.

Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -5%, your Index Credit Rate would be 0% (i.e., no loss due to negative Index performance). If the Index Change were -15%, your Index Credit Rate would be -5% and you would incur loss.

Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.

Business Day – Any day when the New York Stock Exchange is open for regular trading.

Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.

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Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Company (we, us, our) – Transamerica Life Insurance Company.

Credit Advantage – We currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.”

Credit Advantage Fee – The additional fee charged when you invest in an Index Account Option with a Credit Advantage Growth Opportunity Type.

Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.

Death Benefit – Upon the death of the Annuitant during the accumulation phase, an amount payable equal to the Policy Value, or if the GMDB Rider is in effect, the greater of the Policy Value or the GMDB. If the Owner is not the Annuitant, we will pay the Cash Value if the Owner predeceases the Annuitant during the accumulation phase.

Default Option – Currently, the Fixed Account Option.

Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that we are currently offering as part of the Index Account Options.)

Final Index Value – The Index Value for the final day of a Crediting Period.

Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.

Fixed Account Option – The fixed interest investment option under the Policy.

Fixed Holding Account – The interest-bearing account generally in which premium payments are held until allocated to an Allocation Account.

Guaranteed Minimum Death Benefit (guaranteed minimum death benefit) – The minimum death benefit provided by the Guaranteed Minimum Death Benefit (GMDB) rider. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments, and will be proportionately reduced by withdrawals. If the GMDB rider has been elected, the guaranteed minimum death benefit is only payable upon the death of the Annuitant during the accumulation phase.

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
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For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

GMDB Benefit Base – Under the Guaranteed Minimum Death Benefit rider, the GMDB Benefit Base equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and proportionate reductions for withdrawals).

Good Order (good order) – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or premium payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.

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Growth Opportunity Type – A feature of an Index Account Option that determines how and the extent to which an Index Account Option will participate in positive Index performance. (Cap and Participation are the only Growth Opportunity Types that we are currently offering as part of the Index Account Options.)

Index – The market index or exchange-traded fund to which an Index Account Option may be linked.

Index Account / Index Account Option – An index-linked investment option under the Policy.

Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.

Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for withdrawals or fees and charges deducted from the Index Account Option since inception of a Crediting Period.

Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period.

Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.

Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.

Index Value – The value of an Index at the end of a day. When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an exchange-traded fund, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

Initial Index Value – The Index Value on the first day of a Crediting Period. The Initial Index Value may be reset to a lower Index Value under a Best Entry Enhanced Index Account Option.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the value of that Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) as of the Performance Lock Date. The Interim Value for a Business Day is calculated at the end of that Business Day.

Interim Value Index Credit Rate – A percentage gain or loss used to calculate an Interim Value for an Index Account Option. The Interim Value Index Credit Rate may be positive, negative, or equal to zero. This may also be referred to as the “Interim Value adjustment.”

Minimum Required Cash Value – The minimum benefits under the Policy required by applicable state law.

Observation Day – For a Best Entry Enhanced Index Account Option, any day on which we observe the Index Value to determine whether to reset the Initial Index Value.

Observation Frequency – For a Best Entry Enhanced Index Account Option, the length of time (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days.

Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.

Payee – The person to whom annuity payments will be made.

Participation – A Growth Opportunity Type. Currently, all Index Account Options with Participation are designated as “Credit Advantage,” which means an additional charge will apply to any Index Account Option with Participation. If you select an Index Account Option with Participation, you will participate in a percentage of positive Index performance at the end of the Crediting

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Period, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with Participation and a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%.

Participation Rate – For an Index Account Option with Participation, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Performance Lock – A feature that may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any Remaining Credit Advantage Fees and any other applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option.

You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) is locked-in.

Policy – The Transamerica Structured Index Advantage® Annuity.

Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Policy Date – The date on which the Policy becomes effective.

Policy Quarter – Each three-month period beginning on the Policy Date.

Policy Value – The amount that represents the value of your investment in the Accounts.

Policy Year – The 12-month period following the Policy Date. The first Policy Year starts on the Policy Date. Each subsequent Policy Year starts on the Policy Anniversary.

Premium Payment (premium payment) – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.

Remaining Credit Advantage Fees – Applicable only to an Index Account Option subject to a Credit Advantage Fee. Before the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed. At the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed.

Renewal Letter – We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv)

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to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

Required Beginning Date – April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.

Surrender – A full withdrawal of cash value and termination of the Policy.

Withdrawal (withdrawal) – A withdrawal of cash value from the Policy that is less than a Surrender. Any withdrawal that you request includes: one-time withdrawals, automatic withdrawals under the systematic payout option, withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, withdrawals of the surrender charge-free amount (a surrender charge-free withdrawal), withdrawals under the Nursing Care and Terminal Condition Waiver, withdrawals under the Unemployment Waiver.

Written Notice – Written notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

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OVERVIEW OF THE POLICY

PURPOSE

The Transamerica Structured Index Advantage® Annuity is an individual flexible premium deferred index-linked annuity policy. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis, and you may choose to convert those accumulated funds into a stream of guaranteed income payments from us. The amount of money that you are able to accumulate under your Policy will depend upon the performance of the investment options you select, the fees and charges deducted from your Policy, and the actions that you take with respect to your Policy, such as whether and when you take withdrawals. The Policy also includes a death benefit to help you financially protect your designated beneficiaries.

The Policy is designed primarily for investors who expect to remain invested in an Allocation Account until the end of its Crediting Period and may be appropriate for you if you have a long investment time horizon. This Policy is not designed for people who expect to take early or frequent withdrawals based on their liquidity needs.

PHASES OF THE POLICY

The Policy, like all deferred annuity policies, has two phases: (1) an “accumulation phase” for retirement savings and (2) an “income phase” for a stream of income.

The Accumulation Phase

To help you accumulate assets during the accumulation phase, you can invest your premium payments in (and at certain times transfer Policy Value among) the Policy’s available Allocation Accounts. The available Allocation Accounts currently include several Index Account Options and a Fixed Account Option, which are summarized below. Additional information about each Allocation Account is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

Index Account Options. Each Index Account Option is linked to the performance of an Index for a Crediting Period. We are currently offering Index Account Options with a 1-year, 2-year, or 6-year Crediting Period. Not all Crediting Period lengths are available with all Index Account Options. We will apply an Index Credit (i.e., positive or negative interest) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the Index (i.e., the Index Change). You could lose a significant amount of money if the Index declines in value.

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option provides a level of protection against a negative Index Change based on the applicable Downside Protection Type and associated rate. The only Downside Protection Type that we currently offer is Buffer, and each Index Account Option’s Buffer has an associated Buffer Rate. A Buffer provides only limited protection from a negative Index Change. A negative Index Change in excess of the Buffer Rate will result in loss, which could be significant. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Index Credit (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning you will experience a 15% loss.

•	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

•	In the future, if we offer a new Index Account Option that includes a Buffer:

¡	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.

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For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses.

We may limit the positive Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option has a Growth Opportunity Type that may limit your positive Index returns. The only Growth Opportunity Types that we currently offer are Cap and Participation, which have an associated Cap Rate or Participation Rate, respectively. These Growth Opportunity Types may limit positive Index returns in the following manner:

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Cap – If you select an Index Account Option with Cap, you will participate in a positive Index Change up to the Cap Rate, but no positive Index Change beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 5%, and at the end of the Crediting Period the Index Change is 15%, your Index Credit Rate would be +5%, meaning you

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will experience a 5% gain.

The lowest Cap Rate that may be established under the Policy is 2%.

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Participation – If you select an Index Account Option with Participation, you will participate in a percentage of a positive Index Change, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%, meaning you will experience an 8% gain (i.e., 10% x 80% = 8%). Please note:

¡	A Participation Rate equal to 100% means that you will fully participate in a positive Index Change.
¡	A Participation Rate less than 100% means that you will not fully participate in a positive Index Change.
¡	We may declare Participation Rates greater than 100%, which would have the effect of increasing your Index Credit Rate beyond the Index Change.

Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select. See POLICY FEATURES – Credit Advantage below.

For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%. For an Index Account Option with a Participation Rate of 10%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +1%, meaning you will experience a 1% gain (i.e., 10% x 10% = 1%).

We currently offer two categories of Index Account Options: “Basic Index Account Options” and “Enhanced Index Account Options.”

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Each available Basic Index Account Option has the following design elements: an Index, a Crediting Period (1, 2, or 6 years), Buffer as its Downside Protection Type, and Cap or Participation as the Growth Opportunity Type.

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Each available Enhanced Index Account Option has the following design elements: an Index, a 6-year Crediting Period, Buffer as its Downside Protection Type, and Cap as the Growth Opportunity Type. In addition, unlike Basic Index Account Options, each Enhanced Index Account Option has an additional feature (e.g., reset feature) that may help to increase Index gains or decrease Index losses, but is not guaranteed to do so.

Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature. With this feature, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. This may help to increase Index gains or decrease Index losses in the event that the Index declines in value during a specified time period after the Crediting Period start date.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

Fixed Account Option. If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period.

The Income Phase

After your third Policy Anniversary (or earlier if required by state law), you may elect to annuitize your Policy, converting your accumulated assets into a stream of guaranteed income payments from us. This is the Policy’s income phase. The Policy includes multiple fixed income options from which you can select.

If you have not annuitized your Policy by the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law), your Policy will automatically enter the income phase. If you have not elected a fixed income option at that time, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.

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When your Policy enters the income phase, the accumulation phase ends. You cannot invest in any Allocation Accounts during the income phase, and you cannot withdraw money from your Policy during the income phase. The death benefit from the accumulation phase terminates at the beginning of the income phase (including the GMDB rider, if applicable), although certain fixed income options may provide for an amount payable upon death.

POLICY FEATURES

Credit Advantage. If you invest in an Index Account Option (Basic or Enhanced) with a Growth Opportunity Type designated as “Credit Advantage,” you will pay an additional fee. In exchange for the additional fee, the Growth Opportunity Type will provide more upside potential, based on the rates we declare, than would be provided if the Growth Opportunity Type were not designated as Credit Advantage. There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all. The additional fee will increase any losses and may decrease any gains.

Performance Lock. On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day, and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. If you exercise Performance Lock, you will not participate in Index performance and you will not receive an Index Credit at the end of the Crediting Period. Performance Lock is irrevocable once exercised. You will not know the locked-in Interim Value upon exercising Performance Lock. If you lock-in a negative Interim Value adjustment, you will be locking-in a loss, which could be significant.

Access to Your Money. You may Surrender your Policy, or withdraw a portion of your Policy Value, at any time during the accumulation phase. However, a Surrender or withdrawal is subject to significant risk, including the following:

•	A Surrender or withdrawal may result in surrender charges, negative Interim Value adjustments, taxes, and tax penalties, as well as the deduction of Policy fees and charges.

•

A withdrawal (or Policy fee or charge deducted) prior to the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base. The reduction may be greater than the amount withdrawn (or fee or charge deducted). The reduced Index Base will result in lower Interim Values for the remainder of the Crediting Period and less gain (if any) or more loss at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•

A withdrawal will reduce the death benefit, perhaps significantly. If the GMDB rider has been elected, the death benefit will be subject to a proportionate reduction that may be greater than the amount withdrawn.

•	Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.

•	Upon Surrender, your Policy and all of its benefits will terminate, including the death benefit.

You should consult with your financial professional about the risks associated with a Surrender or withdrawal.

Additional Premium Payments. You may make additional premium payments during the accumulation phase, subject to certain restrictions. An additional premium payment may be invested in one or more of the Allocation Accounts that are available for investment at that time.

Fixed Holding Account. Before an initial or additional premium payment is allocated to an Allocation Account, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day. Amounts held in the Fixed Holding Account are credited compound interest daily.

Tax Treatment. Earnings (if any) under your Policy are generally tax-deferred. Income taxes generally apply only upon making a Surrender or withdrawal, receiving a payment from us, or payment of the death benefit. Amounts withdrawn from the Policy may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59 1⁄2.

8

Death Benefit. The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply. Once your Policy is issued, your death benefit cannot be changed.

•

Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

¡	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
¡

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

The GMDB rider may only be added to your Policy at the time you purchase the Policy (under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant). The GMDB rider provides for a guaranteed minimum death benefit equal to total premium payments, reduced proportionately for withdrawals, and is payable only upon the death of the Annuitant during the accumulation phase. If the Owner (who is not also the Annuitant) pre-deceases the Annuitant, the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).

•

Policy Value / Cash Value Death Benefit. If the GMDB rider is not in effect under your Policy, the Policy includes a Policy Value or cash value death benefit for no additional charge. Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges). Upon the death of the Owner (who is not also the Annuitant), the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).

POLICY ADJUSTMENTS

You could lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of a Crediting Period. An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i)  a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option. An Interim Value adjustment may be positive, negative, or equal to zero. A negative Interim Value Adjustment will result in loss.

9

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).			FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum

	Base Contract	0.00%[1]	3.25%[2,3]

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	Optional benefits available for an additional charge (for a single optional benefit, elected)	0.05%[4]	0.50%[4]

[1]   Reflects the current annual service charge. The current annual service charge is $0 or 0%.

[2]   The annualized fee percentage if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage,” as a percentage of your Policy Value allocated to that Index Account Option on the first day of the Crediting Period. If you take a full withdrawal of the Index Account Value with Credit Advantage or exercise your Performance Lock with Credit Advantage, the entire Credit Advantage Fee becomes due. If you withdraw after 1 year, you will still owe the remaining 7.5% for a 6-year Crediting Period.

[3]   Includes a 2% service charge. The maximum annual service charge is the lesser of $50 or 2% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges).

[4]   The lowest annual fee for the optional GMDB rider is 0%. The highest annual fee for the optional GMDB rider is 0.50%. The applicable fee depends on the age of the Annuitant at the time the Policy application is signed. The fee is deducted as a percentage of the GMDB Benefit Base.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $0	Highest Annual Cost $1,759

Assumes:

•   Investment of $100,000 in an Index Account Option

•   5% annual appreciation

•   No Credit Advantage

•   No GMDB Rider

•   No sales charges

•   No additional premium payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000 in an Index Account Option

•   5% annual appreciation

•   Credit Advantage

•   GMDB Rider (0% Interim Value adjustments for interim fees)

•   No sales charges

•   No additional premium payments, transfers, or withdrawals.

•   No Interim Value Adjustment is applied

•   No Periodic Charges deducted from Index linked Options

•   No Index Account Option has changed

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. • You can lose money by investing in this Policy, including the loss of principal.			PRINCIPAL RISKS OF INVESTING IN THE POLICY

11

•   Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

•   At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate

•   We will always offer an Index Account Option with a 10% Buffer Rate.

Is this a Short-Term Investment?

No.

•   This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•   Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reductions to Policy value, the death benefit and Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

•   Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•   At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
What are the Risks Associated with the Investment Options?

•   An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

•   Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

•   The Cap Rate or Participation Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

¡  If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

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¡  If the Index return is 12% and the Participation rate is 50%, we will apply an Index Credit equal to +6% (i.e., 12% x 50% = 6%) at the end of the Crediting Period.

•   The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning your contract value will decrease by 15%. You bear all loss that exceeds the buffer.

•   Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature that may help to increase Index gains or decrease Index losses, but it is not guaranteed to do so. Furthermore, these Index Account Options are subject to the same risks associated with Cap (i.e., limited upside) and Buffer (i.e., limited protection).

•   For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.

What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

•   Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•   The Fixed Account Option may not always be available for investment.

•   We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee. This may be the only Index Account Option that we offer in the future.

•   Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

•   We may change the features of an Index Account Option from one Crediting

PREMIUM PAYMENTS FIXED ACCOUNT OPTION INDEX ACCOUNT OPTIONS SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY APPENDIX D: STATE VARIATIONS

13

Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Participation Rate, subject to minimum guarantees).

•   We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

•   We reserve the right to limit or refuse additional premium payments.

•   Certain Allocation Accounts may not be recommended by your financial intermediary or be available in your state. Please see Appendix D: State Variations for additional information.

Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., death benefits, Performance Lock).

•   Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

•   Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

•   Withdrawals may significantly reduce the death benefit.

•   If you own the GMDB rider, a withdrawal will proportionately reduce the death benefit. The proportionate reduction could be greater than the amount withdrawn.

•   A benefit may not be recommended by your financial intermediary or be available in your state.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK ACCESS TO YOUR MONEY BENEFITS AVAILABLE UNDER THE POLICY DEATH BENEFIT APPENDIX D: STATE VARIATIONS
	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

•   You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

TAX INFORMATION
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

14

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Account or from the Policy. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, Surrender or make withdrawals from an Allocation Account or from the Policy, or transfer Policy Value between Allocation Accounts. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases	None
Surrender Charge[1] (as a percentage of premium payments Surrendered or withdrawn)	8.00%
Special Service Fee[2]	$50
Transfer Fee	None

[1]

The surrender charge, if any, applies to each premium payment Surrendered or withdrawn regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since a premium payment was made according to the following schedule:

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6 or more	0.00%

Under the Policy’s “surrender charge-free amount,” you can withdraw a portion of your Policy Value each Policy Year free of surrender charges. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10.00% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. Surrender charges may be waived in certain other situations. See ACCESS TO YOUR MONEY – SURRENDER CHARGE WAIVERS for more information.

[2]

We currently assess the charge only for overnight delivery and duplicate policies. We reserve the right to assess the charge for other special services in the future, including non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Policy Value is removed from an Index Account Option before the expiration of its Crediting Period.

Adjustments

Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of your Policy Value in an Index Account Option at the start of the crediting period or amount withdrawn as applicable)	100.00%

[1]

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v)  you exercise the Performance Lock feature.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

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Annual Contract Expenses

Service Charge[1]	Lesser of 2.00	% or $50

Base Contract Charges

Credit Advantage Fee[2] (as an annualized percentage of Policy Value allocated to an Index Account Option with Credit Advantage as of the first day of the Crediting Period)	1.25%

Optional Benefit Expenses

Guaranteed Minimum Death Benefit Rider Fee[3] (as a percentage of the Guaranteed Minimum Death Benefit Base)	0.50%

[1]

The service charge is deducted on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2.00% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less, and we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy. The current annual service charge is $0.

[2]

Because other Index Account Options do not have a fee, this is applicable only if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The annualized fee percentage for an Index Account Option with Credit Advantage will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in years). The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit or, in certain circumstances, before the end of the Crediting Period. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

[3]

For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge. If you elected the optional GMDB rider, the applicable fee depends on the Annuitant’s age on the date that you signed the application for the Policy, as follows:

Age of Annuitant	Fee Percentage
0-50	0.05%
51-70	0.15%
71-80	0.50%

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as follows:

Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

The applicable fee percentage will not change for the life of the rider. The fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date. The quarterly fee is calculated by multiplying the GMDB Benefit Base by the GMDB rider fee percentage and dividing that amount by four.

In addition to the fees described above, we limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index’s returns. In exchange for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

RISK OF LOSS

An investment in this Policy is subject to the risk of loss. You may lose money, including your principal investment and previously credited earnings. Your losses may be significant.

ALLOCATION ACCOUNT AVAILABILITY RISK

We reserve the right to add and remove Allocation Accounts as available investment options. Allocation Accounts will only be added

16

or removed through an amendment to this prospectus. We also reserve the right to make different Allocation Accounts available for investment in connection with only new premium payments (i.e., initial or additional premium payments) as opposed to at the end of a Crediting Period. There is no guarantee that an Allocation Account that you select for investment will always be available to you in the future or available with the same current limits on Index gains. Policy fees will reduce the amount of interest credited and the reallocation of Policy value at the end of the crediting period.

Our only guarantee regarding the availability of Allocation Accounts is that we will always offer at least the following Basic Index Account Option for investment: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: No lower than 2.00%), and no Credit Advantage Fee. Please note the Index for that Index Account Option remains subject to our right of substitution. See INDEX SUBSTITUTION RISK below.

If we remove an Allocation Account, it will be closed such that no new premiums, reinvestments, or transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the end of the Crediting Period.

With respect to Index Account Options that we may offer in the future:

•

For Policies with applications signed prior to May 1, 2024, if we offer a new Index Account Option that includes a Buffer, a Cap, or a Participation Rate, the minimum Buffer Rate will be at least 10%, the minimum Cap Rate will be at least 2%, and the minimum Participation Rate will be no lower than 50%, respectively.

•

For Policies with applications signed on or after May 1, 2024, if we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate. If we offer a new Index Account Option that includes a Cap or a Participation Rate, the minimum Cap Rate will be at least 2% and the minimum Participation Rate will be no lower than 10%, respectively.

•

Within any guaranteed limits to which we are subject, the guaranteed minimum rate(s) associated with an Index Account Option’s upside feature and, in turn, the potential for investment gain could be minimal. Further, while we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Participation Rate, subject to minimum guarantees). Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

If you are not comfortable with the risk that the only Index Account Option that we may offer in the future is the S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution), or the risk that we may not offer other Allocation Accounts in the future that are acceptable to you based on your personal preferences, risk tolerances, or time horizon, this Policy is not appropriate for you. You may Surrender your Policy (i.e., take a full withdrawal) if there are no Allocations Accounts that you wish to select, but the Surrender may be subject to surrender charges, will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, may be subject to taxes (including a 10% federal penalty tax if taken before age 59 1/2), and your Policy will terminate.

LIQUIDITY RISK

The Policy is unsuitable as a short-term savings vehicle. We designed the Policy to be a long-term investment. If you are not a long-term investor, this Policy may not be appropriate for you.

•

Transfer Limitations. The Policy restricts transfers between investment options, which will limit your ability to reallocate your Policy Value in response to changes in market conditions or your personal circumstances. You may transfer Policy Value invested in an Allocation Account only at the end of that Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•	Withdrawal and Surrender Consequences. You may take a withdrawal or a Surrender at any time during the accumulation

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phase; however, there may be significant risks and negative consequences associated with any such withdrawal or Surrender, including potential surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative impacts to the value of your investment. See WITHDRAWAL AND SURRENDER RISK.

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Interim Values. There may be long periods of time when you cannot perform a transaction under the Policy that is not based on one or more Interim Values. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value adjustment. See INTERIM VALUE RISK.

•	Taxes. Income taxes and certain tax restrictions may apply to any withdrawal or Surrender. If taken before age 59 1/2, a withdrawal or Surrender may also be subject to a 10% federal penalty tax.
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Maturity. At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option by default. You will be unable to reallocate the automatically transferred Policy Value until the end of the 1-year Crediting Period for the Fixed Account Option.

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Delays in Payment. We generally make payment of any amount due from the Policy within seven days from the date we receive in good order all required information. When permitted by law, however, we may defer payment of any withdrawal or Surrender proceeds for up to six months from the date we receive your request.

INDEX PERFORMANCE RISK

The following risks related to Index performance apply when you invest in an Index Account Option:

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Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Crediting Periods, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period or multiple Crediting Periods. You could lose a significant amount of money if an Index declines in value.

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Exposure to Investment Risks. When you invest in an Index Account Option, you are indirectly exposed to the investment risks associated with the linked Index. When the Index is a market index, you are indirectly exposed to the investment risks that could cause the stocks or other assets that make-up the Index to decrease in value. When the Index is an ETF, you are indirectly exposed to the investment risks associated with the ETF’s investment objective and strategies, as well as its market trading risks, all of which could cause the market price for the ETF’s shares to decrease in value. The Indexes are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely affect the performance of the Index. If you invest in an Index Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the Index Account Option’s downside protection.

The specific investment risks associated with the market indexes and ETFs serving as Indexes are discussed under “Additional Investment Risks for the Market Indexes” and “Additional Investments Risks for the Exchange Traded Funds (ETFs)” respectively below.

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Point-to-Point Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Account Options with Crediting Periods that are multiple years in length.

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Exclusion of Dividends from Index Values. For each Index, Index performance is measured on a “price return” basis, not a “total return” basis. Therefore, Index Values do not include income from any dividends paid on the securities composing the Index, or any dividends or distributions paid by an ETF serving as an Index. The exclusion of dividends will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.

•	No Rights in the Index. An investment in an Index Account Option is not an investment in the Index. Nor is it an

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investment in the securities that an Index seeks to track. When the Index is a market index, you are not investing in the Index (which is impossible) and you have no rights with respect to the index, the index provider, or any aspect of the index or any companies whose securities compose the index. When the Index is an ETF, you are not a shareholder in the ETF and you have no voting, dividend, liquidation, or other rights that belong to shareholders in the ETF.

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Unavailability of Index Values. The Company relies on third parties to provide Index Values. In general, Index Values are provided to the Company each Business Day. However, there may be short or extended periods of time when the Company is not provided Index Values for an Index. This may occur for a variety of reasons that are not within the Company’s control, including severe market or operational disruptions. If the Company is not provided with an Index Value on a Business Day, the Index Value for that Business Day will be the most recently provided Index Value. If the Company is later provided an Index Value for a prior Business Day for which the Company was not originally provided an Index Value, the Company will take reasonable steps to recalculate impacted Policy values and transactions.

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Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Policy. You should consult with a financial professional about how market conditions may impact your investment decisions under the Policy.

Additional Investment Risks for the Market Indexes

The following Indexes are market indexes: S&P 500® Index, Fidelity World Factor Leaders IndexSM 0.5% AR, and First Trust Equity Edge IndexTM. Each market index that may serve as an Index is subject to the following risks:

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Market Risk. Each market index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of a market index may be significant and unpredictable.

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Equity Risk. Each market index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

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Issuer Risk. The performance of each market index depends on the performance of individual securities that make-up the index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Additional Investment Risks Related to the Fidelity World Factor Leaders IndexSM 0.5% AR. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the Fidelity World Factor Leaders IndexSM 0.5% AR is associated with additional investment risks, such as the following:

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Performance Reduction Risk. The daily performance of this Index is reduced by 0.5% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.5% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.

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Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.

•	Foreign Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing

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in those non-U.S. markets, such as heightened risks of inflation or nationalization. Investments in non-U.S. companies may lose money due to political, economic, and geographic events affecting issuers of non-U.S. securities or non-U.S. markets, including geopolitical turmoil. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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Currency Risk. The value of the Index could decline if the currency of a non-U.S. market depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

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Factor-Based Methodology Risk. The Index is designed to offer exposure to companies that are deemed to have certain characteristics (or factors), including: attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Also, the non-U.S. component of the Index is designed to offer exposure to non-U.S. companies with low correlation to the U.S. equity market. There is no guarantee that a factor-based selection methodology will enhance performance or reduce risk.

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New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have a performance history that pre-dates the offering of this Policy, and there may be less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investment Risks Related to the First Trust Equity Edge IndexTM. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the First Trust Equity Edge IndexTM is associated with additional investment risks, such as the following:

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Performance Reduction Risk. The daily performance of this Index is reduced by 0.55% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.55% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.

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Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.

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Financial Companies Risk. The Index may have significant exposure to securities issued by financial companies. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

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Underlying Index Methodology Risk. There can be no assurance that the stock selection criteria used by the Index’s underlying indexes, which are generally intended to identify companies with strong dividend characteristics and lower risk characteristics, will enhance performance or reduce risk. Even though the underlying indexes’ selection methodologies seek to identify companies with strong dividend characteristics, neither the Index performance nor any underlying index performance reflects any dividends or distributions paid by the component companies.

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Dividends Risk. The Index’s exposure to dividend-paying securities could cause the Index to underperform similar indexes that do not consider an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Index’s performance. Even though this Index includes dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

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New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have a performance history that pre-dates the offering of this Policy, and there may be

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less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investments Risks for the Exchange Traded Funds (ETFs)

The following Indexes are ETFs: iShares® Russell 2000 ETF and iShares® U.S. Technology ETF. Each ETF that may serve as an Index is subject to the following risks:

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Market Risk. Each ETF could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an ETF may be significant and unpredictable.

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Equity Risk. Each ETF primarily invests in equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

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Issuer Risk. The performance of each ETF depends on the performance of individual securities in which the ETF invests. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Fees and Expenses. Each ETF is subject to fees and expenses, including management fees and transaction costs, that reduce the performance of the ETF. These fees and expenses may cause the Index to underperform a direct investment in the securities in which the ETF invests.

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Tracking Error Risk. Each ETF seeks to track the investment results of a specific market index. There is no guarantee that an ETF’s investment results will have a high degree of correlation to the index it seeks to track or that an ETF will achieve its investment objective. Each ETF may be subject to tracking error, which is the divergence of an ETF’s performance from that of the index it seeks to track. This risk may be heightened during times of increased market volatility or other unusual market conditions. Among other reasons, tracking error may result because an ETF incurs fees and expenses while the index does not.

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Market Trading Risk. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.

Additional Investment Risks Related to the iShares® Russell 2000 ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:

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Small-Cap Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies.

Additional Investment Risks Related to the iShares® U.S. Technology ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:

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Technology Company Risk. Technology companies may have limited product lines, markets, financial resources, or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

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Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

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Mid-Cap Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large- capitalization companies.

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WITHDRAWAL AND SURRENDER RISK

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you purchase the Policy or take a withdrawal or Surrender.

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The Policy may not be appropriate for you if you plan to take withdrawals from an Index Account Option before the end of the Crediting Period, especially if you plan to take ongoing withdrawals, such as automatic withdrawals, or minimum required distributions. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. You should consult with a financial professional.

•	A Surrender will terminate the Policy and all its benefits, including the death benefit. See ACCESS TO YOUR MONEY.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
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Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount. Although surrender charges will not apply, withdrawal of the surrender charge-free amount may be subject to negative Interim Value adjustments, taxes, and tax penalties, and may result in proportionate reductions to the death benefit and to your Index Base(s).

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Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be subject to an Interim Value adjustment, which may be negative. An Interim Value adjustment may reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). There could be significantly less money available to you for a withdrawal or Surrender that is processed based on an Interim Value. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of withdrawal or Surrender is higher than at the beginning of the Crediting Period. See INTERIM VALUE RISK.

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Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A reduction to your Index Base may be greater than the amount withdrawn. See REDUCTION TO INDEX BASE RISK.

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Income taxes, federal tax penalties, and certain tax restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

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Any withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit will be reduced in the same proportion that a gross withdrawal reduces your Policy Value, and this reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

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Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, negative Interim Value adjustments, income taxes and tax penalties, proportionate reductions to Index Bases, and proportionate reductions to the death benefit. See ACCESS TO YOUR MONEY.

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Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). See DEATH BENEFIT.

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BUFFER RISK

Buffers do not provide complete protection from loss related to negative Index performance. You assume the risk that you will incur losses to the extent that an Index Account Option’s Buffer does not protect you from negative Index performance. The following table shows the maximum potential loss due to negative Index performance at the end of a Crediting Period for each Buffer Rate that we currently offer. Please note the maximum loss at the end of a Crediting Period could be greater due to fees and charges.

Buffer Risk	Maximum Potential Loss Due to Negative Index Performance at End of Crediting Period (before fees and charges)
10.00%	90.00%
15.00%	85.00%
20.00%	80.00%

We may change index options in the future, but an Index Account Option with a 10% Buffer Rate will always be available under the Policy.

The limits on loss are for the duration of a single Crediting Period. If you invest in the same Index Account Option for multiple Crediting Periods, losses over multiple Crediting Periods may be larger than the stated limit for a single Crediting Period.

The maximum potential loss due to the application of a negative Interim Value adjustment is greater than the maximum potential loss at the end of a Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). Our Interim Value calculation methodology may result in values that are higher or lower than those obtained from using other methodologies or models. Our Interim Value calculation may be higher or lower than actual market prices of similar or identical derivatives. As a result, the Interim Value you receive may be higher or lower than what other methodologies or models would produce.

In general, depending on applicable rates, an Index Account Option with relatively more downside protection based on its Buffer Rate is likely to have relatively less upside potential based on its Cap Rate or Participation Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less downside protection based on its Buffer Rate is likely to have more upside potential based on its Cap Rate or Participation Rate.

For any new Index Account Option that we offer in the future, we will set the rate(s) for its Downside Protection Type in our discretion, subject to any guaranteed limits to which we are subject as described in the prospectus.

Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.

GROWTH OPPORTUNITY TYPE RISK

When you invest in an Index Account Option, the upside potential of your investment may be limited by its Growth Opportunity Type. For Cap, the Cap Rate may limit the upside potential of your investment by capping your participation in positive Index performance. Likewise, for Participation, a Participation Rate of less than 100% will limit the upside potential of your investment by limiting your participation in positive Index performance. In either case, Index Credit Rate used to calculate gains will be lower than the Index Change. The risk of investment loss could be significantly greater than the potential for investment gain.

In general, depending on applicable rates, an Index Account Option with relatively more upside potential based on its Cap Rate or Participation Rate is likely to have relatively less downside protection based on its Buffer Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less upside potential based on its Cap Rate or Participation Rate is likely to have more downside protection based on its Buffer Rate.

We may declare new Cap Rates and Participation Rates for the available Index Account Options for new Crediting Periods. We set these rates in our discretion, within any guaranteed limits to which we are subject as described in this prospectus. You bear the risk that the rate(s) we declare for a new Crediting Period will not be any more or less favorable to you than any guaranteed limits to which we are subject.

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Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.

INTERIM VALUE RISK

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day:

•	A fee or charge is deducted from the Index Account Option;
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An amount is deducted from the Index Account Option as a result of a Surrender or withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal);

•	The Policy is annuitized;
•	The death benefit is calculated; or
•	You exercise the Performance Lock feature (that Business Day being the Performance Lock Date).

In any of those circumstances—including the deduction of a periodic fee or charge—the transaction will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply. An Interim Value adjustment (i.e., the interim rate of return) may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

REDUCTION TO INDEX BASE RISK

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a reduction at that time. The reduction is proportionate. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar for dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly

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less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base).

Once your Index Base for an Index Account Option has been reduced, there is no way to increase your Index Base for the remainder of the Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

Reductions to your Index Base may have long-term, adverse impacts on your Policy. By reducing the potential gains under your Policy, and potentially resulting in more loss under your Policy, such reductions will ultimately reduce the amount available for withdrawal or Surrender throughout the accumulation phase, the amount payable as a death benefit during the accumulation phase, and the amount paid out during the income phase after annuitization.

See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

PERFORMANCE LOCK RISK

On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. You should consult with a financial professional prior to exercising Performance Lock.

The Performance Lock feature is subject to the following risks:

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If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Lock feature at a different time or not at all. See INTERIM VALUE RISK.

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Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. The sooner after the Crediting Period start date or an Allocation Anniversary that you exercise Performance Lock, the longer you will forego participating in Index performance. Your investment will remain in the Performance Lock Account until the next Allocation Anniversary unless earlier withdrawn or annuitized. Depending on when you exercise Performance Lock, your investment might not participate in Index performance for up to one year.

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If you exercise Performance Lock manually, we will lock-in the next calculated Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) after we receive your request in good order. You won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. When you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.

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Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

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We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. There may not be an optimal time to exercise the Performance Lock feature during a Crediting Period. It may be better for you if you do not exercise Performance Lock during a Crediting Period. It is impossible to know with certainty whether or not Performance Lock should be exercised.

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•	Performance Lock, once exercised for a Crediting Period, is irrevocable.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK.

CREDIT ADVANTAGE RISK

Among the available Index Account Options, we currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.” There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all, or that an Index Account Option with a Credit Advantage Growth Opportunity Type will outperform an Index Account Option without a Credit Advantage Growth Opportunity Type. The additional fee will increase your losses or decrease your gains.

See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

BEST ENTRY INITIAL INDEX VALUE RESET FEATURE RISK

Each Best Entry option includes an Initial Index Value reset feature that may increase your gains or decrease your losses, but there is no guarantee that it will actually increase your gains or decrease your losses. It is possible that the Initial Index Value will not reset because the contingencies upon which the reset depends may not occur. Under such circumstances, the reset feature will ultimately have no impact on your gains or losses. Even if a reset occurs, the Best Entry option is still subject to the same risks associated with the Cap and the Buffer.

See INDEX ACCOUNT OPTIONS – ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY.

DEATH BENEFIT SELECTION RISK

When purchasing the Policy, you may have to decide whether to elect the GMDB rider for an additional charge. The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
•

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

If the GMDB rider is optional and you choose not to elect it, the Policy Value / cash value death benefit will apply to your Policy for no additional charge.

If you are considering whether to elect the GMDB rider for an additional charge, the rider will not be appropriate for you if both (i) the Annuitant and Owner under your Policy will not be the same person and (ii) death benefit coverage on the Owner’s life is more important to you than death benefit coverage on the Annuitant’s life. The Policy’s death benefit is primarily designed to provide death benefit coverage upon the death of the Annuitant. Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The rider’s guaranteed minimum death benefit would not be payable because it only becomes payable upon the death of the Annuitant. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.

Before electing the GMDB rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of the Crediting Period – and the GMDB fee is deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss, perhaps significant and perhaps greater than the amount of the fee.

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The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. The guaranteed minimum death benefit equals total premium payments reduced proportionately for withdrawals (including automatic withdrawals, minimum required distributions, and any other withdrawal). Even if you elected the GMDB rider, upon death during the accumulation phase of the Annuitant, if the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges) is greater than the guaranteed minimum death benefit under the GMDB rider, the death benefit will be the Policy Value, same as the alternative Policy Value / cash value death benefit. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.

See DEATH BENEFIT for additional information, including information on how the guaranteed minimum death benefit under the GMDB rider is calculated.

INDEX SUBSTITUTION RISK

During a Crediting Period, if a market index serving as an Index is discontinued or if the calculation of the index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors that include, but are not limited to, asset class, index composition, strategy, and index liquidity. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the old Index. If we substitute the Index for an Index Account Option in which you are invested, your investment in the Policy is subject to the same terms and conditions as any other investment in an Allocation Account under the Policy. For example, you will not be permitted to transfer Policy Value prior to the end of a Crediting Period if a substitution occurs.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

See INDEX ACCOUNT OPTIONS – INDEXES – Index Substitutions.

RISK OF LOSS DURING CANCELLATION PERIOD

You may cancel your Policy after you purchase it, but only if you cancel it within the prescribed period, which is generally 10 days after you receive the Policy (or 30 days for replacement Policies) but could vary by state. The amount refunded will generally be the Policy Value on the date of cancellation, plus any fees or charges deducted under the Policy on the date of the cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. See INTERIM VALUE RISK above. State variations may apply to your right to cancel period. See APPENDIX D: STATE VARIATIONS.

ADDITIONAL PREMIUM PAYMENT RISK

We reserve the right to limit or refuse additional premium payments. If we exercise this right, you may not be permitted to make additional premium payments, in which case you will be unable to increase the value of your Policy or its benefits (e.g., the death benefit) through additional premium payments. We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90.

FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

An investment in the Policy is subject to the risks related to us, Transamerica Life Insurance Company. Any obligations (including under the Index Account Options, the Fixed Account Option, the Fixed Holding Account, and the Performance Lock Account),

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guarantees, and benefits under the Policy are subject to our financial strength and claims-paying ability. If we experience financial distress, we may be permitted by law to delay payments to you for up to six months, and we ultimately may not be able to meet our obligations to you.

The following risks relate to the Separate Account: (i) amounts under the Policy are not held in a separate account registered under Investment Company Act of 1940; (ii) Owners do not share in the investment performance of assets held in the Separate Account; and (iii) the obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or calling toll-free (800) 525-6205. We encourage you to read the information about Transamerica Life Insurance Company, including our financial statements, included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See the Statement of Additional Information for more information about our cybersecurity and operational risks.

INFORMATION ABOUT US AND OUR OBLIGATIONS

TRANSAMERICA LIFE INSURANCE COMPANY

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

We are obligated to pay all amounts promised to investors under the Policies, subject to our financial strength and claims-paying ability. We encourage Owners to read and understand our financial statements, which included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Act.

GENERAL ACCOUNT

All obligations under the Policies, including Index Credits, interest payments, annuity payments, death benefits, are obligations of our general account. These amounts are subject to our financial strength and claims-paying ability. No financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the Policies.

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THE SEPARATE ACCOUNT

Amounts under the Policy that are not held in the Fixed Account Option or the Fixed Holding Account or the Performance Lock Account are held in aSeparate Account of the Company which is not registered under the Securities Act of 1933. We have exclusive and absolute ownership and control of the assets of the Separate Account. The Separate Account is uninsulated, meaning that the assets of the Separate Account are chargeable with liabilities arising out of other business the Company may conduct. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are owned by the Company. The obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves and other contract liabilities of the Separate Account. If the aggregate value of Separate Account assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, shall not be maintained in the Separate Account.

The Separate Account was established under Iowa law and is not registered under the Investment Company Act of 1940.

THE ANNUITY POLICY

This prospectus describes information you should know before you purchase the Policy.

An annuity is a contract between you (the Owner) and an insurance company (in this case, us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Policy is annuitized, your annuity switches to the income phase.

We currently sell Policies that are “qualified” or “non-qualified” under the Internal Revenue Code. You will get no additional tax advantage from this annuity if you are investing in this annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). We currently sell Policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, and combination defined benefit/contribution plans). If you purchase the Policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan, or certain other employer sponsored programs), your Policy is a qualified Policy. If you purchase the Policy as part of any other arrangement, your Policy is a non-qualified Policy.

The Policy is a “deferred” annuity. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own Policy.

The Policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments until the Annuity Commencement Date. Each additional premium payment must be at least $50 unless a different minimum is stated in your Policy. You are not required to make any additional premium payments.

The Policy is “index-linked” because the value of each Index Account Option is linked to the performance of an Index. If you invest in one or more Index Account Options, the amount of money you are able to accumulate under your Policy depends (at least in part) upon the performance of your Index Account Options. You could lose a significant amount of money that you allocate to the Index Account Options.

We do not guarantee that the Fixed Account Option will always be available. If the Fixed Account Option is available and you invest amounts in the Fixed Account Option for a Crediting Period, your principal is guaranteed and will earn interest at a guaranteed annual interest rate during that Crediting Period. The amount of money you are able to accumulate depends upon the total interest credited.

Do not purchase this Policy if you plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

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Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

We will not issue a Policy unless:

•	We receive in good order all information needed to issue the Policy. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
•

We receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

•	The Annuitant, Owner, and any joint Owner are younger than age 86 as of the date that the application is signed. The age limit may be lower for qualified Policies.
•	The Owner and Annuitant have an immediate familial relationship unless the Owner is the Annuitant or the Owner is not an individual.

Right to Cancel Period: You may cancel your Policy after you purchase it, but only if you return it within the prescribed period, which is generally 10 days after you receive the Policy (for replacements the right to cancel period is generally 30 days) but could vary by state. The refund will generally be the Policy Value on the date of cancellation (plus any fees or charges deducted under the Policy on the date of the cancellation). If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INTERIM VALUE RISK. Surrender charges do not apply upon cancellation. State law may require us to refund the greater of your Policy Value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. We will pay the refund after we receive in good order at our Administrative Office within the applicable period Written Notice of cancellation and the returned policy. The Policy will then be deemed void.

State variations may apply to your Policy. See APPENDIX D: STATE VARIATIONS.

Additional fees will apply under the Policy if (a) you own a Guaranteed Minimum Death Benefit (GMDB) rider that is subject to an additional charge and/or (b) you choose an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The GMDB rider may not be available for all Policies, in all states, at all times, or through all financial intermediaries.

We reserve the right to reject any application.

PREMIUM PAYMENTS

You should make checks for premium payments payable to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.

We do not accept cash. We reserve the right to not accept third party checks. A third-party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion, we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third-party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned. We reserve the right to restrict or refuse any premium payment.

INITIAL PREMIUM PAYMENT

The initial premium payment for qualified and non-qualified Policies must be at least $25,000 (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

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You must obtain our prior approval to purchase a Policy with an amount in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant are all younger than age 81; or
•	$500,000 if you, any joint Owner, or the Annuitant is at least age 81.

Your initial premium payment may not be credited to your Policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take a period of time to assess whether buying this Policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your Policy. We will not begin to process your Policy during this period.

We will credit your initial premium payment to your Policy within 2 Business Days after the Business Day that we receive your initial premium payment, your application (or order form), and once we determine that your Policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process.

If your information is not received in good order and we are unable to complete our part of the process within 30 Business Days after the Business Day that we receive your initial premium payment and your application (or electronic order form), then we will return your initial premium payment at that time. We will credit your initial premium payment within two Business Days after your information is both complete and in good order. Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your Policy. You will not earn interest on your initial premium payment during these review periods.

The date on which we credit your initial premium payment to your Policy is generally the Policy Date. Please note, the Policy Date is not the date that the initial premium payment is allocated to the selected Allocation Account(s), because the initial premium payment will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after the Policy Date, whichever occurs first. The Policy Date is used to determine certain time periods under your Policy, such as Policy Years, Policy Quarters, and Policy Anniversaries.

We will consider any premium that we receive with your Policy application and within 14 calendar days of the date you sign your Policy application (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover) to be part of your initial premium payment. We will not wait until the end of the 14 calendar day (or 60 calendar day) period to apply your total initial premium payment to the Policy. We will credit the portion of your initial premium payment accompanying your Policy application or that we otherwise receive before the Policy Date as described in the paragraph immediately above. We will credit any more initial premium that we receive on or after the Policy Date within two Business Days after the Business Day we receive it. Once credited to your Policy, such premium will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after we receive it, whichever occurs first, and then allocated among the Allocation Accounts in accordance with your instructions. Please note, if we receive any portion of the initial premium after the Policy Date, the Crediting Periods associated with your initial premium payment may have different start dates.

ADDITIONAL PREMIUM PAYMENTS

You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. We will credit an additional premium payment to your Policy within two Business Days after the Business Day we receive the premium payment and required information in good order at our Administrative Office.

Before an additional premium payment is allocated to the selected Allocation Account(s), it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day after we credit the additional premium payment to your Policy, whichever occurs first.

When you allocate an additional premium payment to one or more Allocation Accounts, a new Crediting Period will begin for each Allocation Account receiving the premium payment. No portion of an additional premium payment can be applied to an ongoing Crediting Period. Please note that if you invest in an Allocation Account for which you already have an ongoing Crediting Period, you will have multiple ongoing Crediting Periods for the same Allocation Account. Under such circumstances, each ongoing Crediting Period for the same Allocation Account will be treated as a separate investment under the Policy.

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After the first Policy Year, we reserve the right to require our prior approval for any cumulative premium payments in a single Policy Year in excess of the following limits:

•	Non-qualified Policies – $25,000.
•	Qualified Policies – the lesser of any minimums required by the Internal Revenue Service or $60,000.

If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. We reserve the right to further limit or refuse additional premium payments. We may prohibit Owners from making additional premium payments under the Policy in the future on a non-discriminatory basis. If we exercise this right, Owners will lose the ability to increase Policy Value and the optional death benefit, if elected, through additional premium payments.

MAXIMUM TOTAL PREMIUM PAYMENTS

We reserve the right to require our prior approval of any cumulative premium payments in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant were all younger than age 81 on the date you signed the application; or
•	$500,000 if you, any joint Owner, or the Annuitant were at least age 81 on the date you signed the application.

The maximum limit on total premium payments includes premium payments under the Policy and other policies with the same Owner or same Annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

ALLOCATION OF PREMIUM PAYMENTS

Initial Premium Payment. When you purchase the Policy, we will allocate your initial premium payment to the Allocation Account(s) you selected based on the allocation instructions in your application. The allocations in your allocation instructions must be in whole percentages and must total 100%.

Additional Premium Payments. The allocation instructions in your application will initially serve as your standing allocation instructions for additional premium payments. You may change your standing allocation instructions for additional premium payments by sending written instructions to our Administrative Office, by telephone, or other electronic means acceptable to us, subject to the limitations described under OTHER INFORMATION – Telephone and Electronic Transactions. The new instructions will apply to premium payments received on or after the date we receive the change request in good order.

If you make an additional premium payment and it is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account (or another Allocation Account that we designate in an amendment to this prospectus) is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first.

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Currently, the Default Option is the Fixed Account Option. See DEFAULT OPTION.

FIXED HOLDING ACCOUNT

Before an initial or additional premium payment is allocated to one or more Allocation Accounts, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day.

The initial premium payment will be allocated from the Fixed Holding Account as described above after the Policy Date. An additional premium payment will be allocated as described above after we credit the additional premium payment to your Policy. If the Policy Date, or the date we credit an additional premium payment, is the 1st, 8th, 15th, or 22nd calendar day, it will be allocated on the next 1st, 8th, 15th, or 22nd calendar day, whichever occurs first.

Amounts held in the Fixed Holding Account are credited compound interest daily based on the annual interest rate in effect on that day. We may change the current annual interest rate for the Fixed Holding Account at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate.

You may obtain the current annual interest rate online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.

When your allocation instructions for an initial or additional premium payment are not in good order because they instruct us to allocate your premium payment to an Allocation Account that is no longer available for investment, your premium payment may be held in the Fixed Holding Account for a longer period of time than described above. See  PREMIUM PAYMENTS – ALLOCATION OF PREMIUM PAYMENTS above for additional information.

POLICY VALUE AND CASH VALUE

POLICY VALUE

Prior to the Annuity Commencement Date, your Policy Value represents the value of your investment in your Accounts, which may include the Fixed Holding Account, the Fixed Account Option, one or more Index Account Options, and the Performance Lock Account. If you invest in an Index Account Option, your Policy Value will reflect the Interim Values of your investment between the first and last day of the Crediting Period.

On any day during the accumulation phase, your total Policy Value is equal to:

•	Your total premium payment(s); minus
•	Your total gross withdrawals from the Policy (including amounts deducted for surrender charges); plus
•	Your accumulated gains on amounts allocated to Index Account(s); minus
•	Your accumulated losses on amounts allocated to Index Account(s); plus
•	Interest credited on amounts allocated to the Fixed Account and Fixed Holding Account; minus
•	Amounts deducted for fees and charges and taxes if any.

After the Annuity Commencement Date, your Policy does not have a Policy Value.

CASH VALUE

Prior to the Annuity Commencement Date, your cash value represents the total amount that is available for withdrawal or Surrender. Your cash value is equal to the Policy Value less any surrender charges, if applicable. Your cash value may be lower than or equal to your Policy Value.

After the Annuity Commencement Date, your Policy does not have a cash value.

FIXED ACCOUNT OPTION

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There is currently only one Fixed Account Option available. The available Fixed Account Option has a 1-year Crediting Period. We do not guarantee that a Fixed Account Option will always be available in the future.

Information regarding the features of the available Fixed Account Option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period. The current annual interest rate being offered for new Crediting Periods is available online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period. Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock for an Index Account Option).

See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.

We may declare a new annual interest rate for new Crediting Periods. We determine the annual interest rates for new Crediting Periods at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest for a new Crediting Period at a rate greater than the guaranteed minimum effective annual interest rate.

The annual interest rate declared for an ongoing Crediting Period will not change. However, the annual interest rate we declare may differ from Crediting Period to Crediting Period. For example, assume you have Policy Value invested in the Fixed Account Option with an ongoing 1-year Crediting Period. If the Fixed Account Option is still available for investment and you invest additional amounts in the Fixed Account Option, you will have two separate ongoing 1-year Crediting Periods for the Fixed Account Option, and the interest rates for those Crediting Periods may differ.

INDEX ACCOUNT OPTIONS

Each Index Account Option tracks the performance of an Index for a Crediting Period. We will credit gain or loss (i.e., positive or negative interest, or Index Credit) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the applicable Index. An investment in an Index Account Option is not an investment in the applicable Index or in any index fund.

You could lose a significant amount of money if an Index declines in value. You could also lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of its Crediting Period.

We can add and remove Index Account Options as available investment options and change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limits on Index gains (subject to any minimum guarantees).

If we remove an Index Account Option, it will be closed such that no reinvestments or transfers will be allowed into that Index Account Option. If you are currently invested in an Index Account Option that is being closed, you may remain in that Index Account Option until the end of the Crediting Period.

Information regarding the features of each currently offered Index Account Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Crediting Period, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

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CREDITING PERIOD

Each Index Account Option has a defined Crediting Period. The Crediting Period is the length of time from the Crediting Period’s start date to its end date, expressed in years. It is also the number of years that the Index Account Option is linked to the Index’s performance.

The Policy currently offers Index Account Options with 1-year, 2-year, and 6-year Crediting Periods. Not all Crediting Period lengths are available with all Index Account Options.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, which Crediting Period lengths may be appropriate for you based on your liquidity needs, investment horizon, and financial goals. Investing in Index Account Options with shorter Crediting Periods will provide more opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with shorter Crediting Periods generally tend to have less potential for gain over a single Crediting Period. Conversely, investing in Index Account Options with longer Crediting Periods will provide fewer opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with longer Crediting Periods will generally tend to have more potential for gain over a single Crediting Period.

Amounts must remain in an Index Account Option until the end of its Crediting Period to be credited with Index Credits and to avoid a possible negative Interim Value adjustment, in addition to potential surrender charges, tax consequences, or other negative impacts to your Policy (e.g., proportionate reductions to your Index Base and the death benefit).

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature. See INTERIM VALUE below, as well as EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, for additional information.

INDEX CHANGE

At the end of a Crediting Period for an Index Account Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. The Index Change will be the percentage difference between the Initial Index Value and the Final Index Value.

For example, regardless of how the Index otherwise performed between the beginning and end of the Crediting Period:

•	If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
•	If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).

See THE INDEXES later in this section for information about the Indexes to which the Index Account Options are linked, including historical Index returns. See EXAMPLES OF CREDITING METHODOLOGY below for more examples of the point-to-point crediting method.

INDEX CREDIT RATE AND INDEX CREDIT

The value of your investment in an Index Account Option at the end of a Crediting Period is your Index Account Option Value. Your Index Account Option Value will be calculated using the following formula:

Index Account Option Value = Index Base x (1 + Index Credit Rate)

The Index Credit Rate represents the percentage gain or loss that we apply at the end of the Crediting Period (i.e., your Index rate of return). The Index Credit Rate is determined by applying the Index Change to either (a) the Downside Protection Type if the Index Change is negative or (b) the Growth Opportunity Type if the Index Change is positive or zero. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE and LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE below. Your gain or loss can also be expressed as a dollar amount, which we then refer to as the Index Credit.

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The Index Credit Rate and the Index Credit may be positive, negative, or zero.

Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

The following is an example of how we calculate your Index Account Option Value at the end of a Crediting Period: Assume you invest $10,000 in an Index Account Option. At the beginning of the Crediting Period, your Index Base is $10,000. At the end of the Crediting Period, your Index Base is still $10,000 if there were no deductions for fees or charges or withdrawals before the end of the Crediting Period. At the end of the Crediting Period, we will apply the Index Credit Rate to your Index Base to calculate your Index Account Option Value.

•	Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
•	Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.

Any fees or charges deducted at the end of the Crediting Period will be deducted on a dollar-for-dollar basis from your Index Account Option Value after the Index Credit is applied. Continuing the examples above, if a $50 service charge were deducted from that Index Account Option on the same day that the Index Credit was applied, the Index Account Option Value would be reduced after the Index Credit to $10,950 (i.e., $11,000 - $50) or $8,950 (i.e., $9,000 - $50), respectively. See FEE TABLE and EXPENSES AND ADJUSTMENTS.

LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period through our use of the designated Downside Protection Type. The only Downside Protection Type that we currently offer is Buffer.

At the end of the Crediting Period for an Index Account Option, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, it is possible that you could lose 90% of your investment as a result of negative Index performance. A Buffer absorbs the impact of negative Index performance before the negative Index performance impacts your investment. If the Index Change at the end of the Crediting Period is negative, the value of your investment will decrease if the Index Change goes beyond the Buffer Rate.

We calculate your Index Credit Rate using the Buffer as follows:

•

If the Index Change is below the Buffer Rate, your Index Credit Rate will equal 0%. Under these circumstances, the Buffer would provide complete protection from loss related to the negative Index performance.

•

If the Index Change goes beyond the Buffer Rate, your Index Credit Rate will be a percentage equal to the excess Index Change over the Buffer Rate. Under these circumstances, the Buffer would provide only partial protection from loss related to the negative Index performance.

The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Buffer for that Crediting Period is the total Buffer for the life of the Crediting Period.

The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes a Buffer Rate of 10%.

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•

In the first example, the Index Change is -5%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.

•

In the second example, the Index Change is -15%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -5%.

•

In the third example, the Index Change is -25%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -15%.

We currently offer Index Account Options with 10%, 15%, and 20% Buffer Rates. Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

In the future, if we offer a new Index Account Option that includes a Buffer:

•	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
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For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal downside protection, which would mean risk of loss of nearly the entire amount invested.

We set the limit on Index losses for each Index Account Option at our sole discretion, subject to applicable guaranteed minimums. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.

LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE

At the end of a Crediting Period for an Index Account Option, we may limit the positive Index return used in calculating Index Credits by applying the designated Growth Opportunity Type. The only Growth Opportunity Types that we currently offer are Cap and Participation, as described further below.

The Cap Rate and Participation Rate for an Index Account Option will not change during a Crediting Period, but may change from one Crediting Period to the next, subject to the guaranteed minimum Cap Rate or Participation Rate, as applicable, for that Index Account Option. The guaranteed minimum Cap Rate or Participation Rate vary by Index Account Option.

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•	The lowest Cap Rate that may be established under the Policy is 2%.
•	For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%.
•	For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

For each Index Account Option available for investment, the Cap Rate or Participation Rate that we are currently offering for a new Crediting Period will be published at the following website address before rates take effect: Current Rates. The Cap Rates and Participation Rates posted on that website address are incorporated by reference into the prospectus. You may also obtain the posted rates by contacting your financial professional or the Company at our Administrative Office.

We determine Cap Rates and Participation Rates for each new Crediting Period at our discretion, subject to applicable guaranteed minimums. We consider a number of factors when declaring Cap Rates and Participation Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading derivative and fixed income instruments. The costs and value of these instruments impact the rates we declare, and those costs and values can be impacted by market conditions and forces. We also consider factors such as sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. You bear the risk that we may declare lower Cap Rates and Participation Rates for future Crediting Periods, and that such rates could be as low as the guaranteed minimum Cap Rate or Participation Rate for that Index Account Option. Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Policy issuance.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.

Cap

At the end of the Crediting Period for an Index Account Option with Cap, if the Index Change is positive or zero, we use the Cap to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:

•	If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
•	If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•	If the Index Change is zero, your Index Credit Rate will equal zero.

Due to the operation of the Cap, you will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment. The Cap is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Cap Rate for that Crediting Period would be less if measured on an annual basis.

We reserve the right to declare no Cap Rate for a new Crediting Period. There will be no limit on gains during a new Crediting Period if we declared no Cap Rate.

The illustration below includes two examples of how we calculate the Index Credit Rate at the end of a Crediting Period using a Cap. Both examples assume a Cap Rate of 10%.

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•	In the first example, the Index Change is +5%, which does not exceed the Cap Rate, so your Index Credit Rate would be +5%.
•	In the second example, the Index Change is +15%, which exceeds the Cap Rate, so your Index Credit Rate would be +10%.

Credit Advantage Cap. We calculate the Index Credit Rate the same way regardless of whether a Cap is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Cap, we will declare a Cap Rate that is higher than we would otherwise declare if the Cap were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

Participation

For an Index Account Option with Participation, if the Index Change at the end of the Crediting Period is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.

We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate.

Participation is not subject to a specific cap on gains, but you instead participate in a percentage of the positive Index Performance, which may limit the upside potential of your investment.

•	A Participation Rate equal to 100% means that you will fully participate in positive Index performance.
•	A Participation Rate less than 100% means that you will not fully participate in positive Index performance.
•	We may declare Participation Rates greater than 100%, which would have the effect of increasing your gains relative to the Index Change.

If the Participation Rate is less than 100%, you will not fully participate in positive Index performance, limiting the upside potential of your investment.

The illustration below includes three examples of how we calculate the Index Credit Rate at the end of the Crediting Period using Participation. Each example assumes an Index Change of +10% with different Participation Rates. The examples show, using the same Index Change, how differences in the Participation Rate can impact your Index Credit Rate.

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•

In the first example, the Index Change is 10% and the Participation Rate is 80%, so your Index Credit Rate would be +8% (i.e., 10% x 80% = 8%). Here, the Participation Rate had the effect of decreasing your gains relative to the Index Change.

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In the second example, the Index Change is 10% and the Participation Rate is 100%, so your Index Credit Rate would be +10% (i.e., 10% x 100% = 10%) (gain is equal to the Index Change). Here, the Participation Rate had no effect on your gains relative to the Index Change.

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In the third example, the Index Change is 10% and the Participation Rate is 120%, so your Index Credit Rate would be +12% (i.e., 10% x 120% = 12%). Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.

Credit Advantage Participation. We calculate the Index Credit Rate the same way regardless of whether Participation is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Participation, we will declare a Participation Rate that is higher than we would otherwise declare if the Participation were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select.

EXAMPLES OF CREDITING METHODOLOGY

The following examples illustrate how we calculate and credit Index Credit assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender. They also assume no election of the GMDB rider, which may have an additional charge. If GMDB rider fees were reflected in these examples, the ending Index Bases, Index Credits, and Index Account Option Values would be lower.

The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See THE INDEXES – Historical Index Returns later in this section for information about historical Index returns.

Examples with No Credit Advantage Fee

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), Cap (Cap Rate 10%), no Credit Advantage Fee.

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+5%	1000	+$50	$1,050
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	95	-5%	0%	1000	$0	$1,000
5	1000	100	80	-20%	-10%	1000	-$100	$900

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap (Cap Rate 20%), no Credit Advantage Fee.

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Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	135	+35%	+20%	1000	+$200	$1,200
2	1000	100	112	+12%	+12%	1000	+$120	$1,120
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	88	-12%	0%	1000	$0	$1,000
5	1000	100	65	-35%	-20%	1000	-$200	$800

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 20%), Cap (Cap Rate 30%), no Credit Advantage Fee.

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	150	+50%	+30%	1000	+$300	$1,300
2	1000	100	115	+15%	+15%	1000	+$150	$1,150
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	85	-15%	0%	1000	$0	$1,000
5	1000	100	50	-50%	-30%	1000	-$300	$700

Examples with Credit Advantage Fee

Each of the examples below assumes an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” If you select an Index Account Option with Credit Advantage, you will be subject to an additional annualized fee of 1.25%. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period (i.e., your starting Index Base), multiplied by the Credit Advantage Fee percentage (1.25%), multiplied by the length of the Crediting Period (in years). See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE for additional information.

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap with Credit Advantage (Cap Rate 30%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	135	+35%	+30%	1000	+$300	-$25	$1,275
2	1000	100	110	+10%	+10%	1000	+$100	-$25	$1,075
3	1000	100	101	+1%	+1%	1000	+$10	-$25	$985
4	1000	100	100	0%	0%	1000	$0	-$25	$975
5	1000	100	90	-10%	0%	1000	$0	-$25	$975
6	1000	100	65	-35%	-20%	1000	-$200	-$25	$775

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 80%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+40%	1000	+$400	-$75	$1,325
2	1000	100	110	+10%	+8%	1000	+$80	-$75	$1,005
3	1000	100	105	+5%	+4%	1000	+$40	-$75	$965

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4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 110%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+55%	1000	+$550	-$75	$1,475
2	1000	100	110	+10%	+11%	1000	+$110	-$75	$1,035
3	1000	100	105	+5%	+5.5%	1000	+$55	-$75	$980
4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575

ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY

Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” We reserve the right to offer different types of Enhanced Index Accounts in the future. We may not always offer Best Entry options.

When you invest in any Index Account Option, we measure your Index rate of return based on your Initial Index Value. If there is a market downturn after your Crediting Period starts, your gains could be less, and your losses could be greater at the end of the Crediting Period. Best Entry, on a limited basis, can help reduce this risk through its Initial Index Value reset feature, as described further below.

Each Best Entry option has a Cap and Buffer. We will calculate your Index Credit for a Best Entry option the same way as a Basic Index Account Option with Cap and Buffer. We will apply the Cap if the Index Change is positive or zero, or Buffer if the Index Change is negative. There is only one difference between Best Entry and a Basic Index Account Option with Cap and Buffer:

•	Under a Basic Index Account Option, the Initial Index Value is always the Index Value on the Crediting Period start date.
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Under a Best Entry option, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. If the Initial Index Value resets, the lower Initial Index Value will be reflected in the Index Change used to calculate gains or losses. As explained further below, resetting to a lower Initial Index Value will serve to potentially increase your gains or decrease your losses.

Best Entry’s Initial Index Value reset feature is based on the following four design elements: (i) a monthly Observation Frequency; (ii) either three or six Observation Days, depending on which option you choose; (iii) a Best Entry Reset Threshold of -5%; and (iv) a Best Entry Reset Maximum of either -5% or -20%, depending on which option you choose. How the Initial Index Value reset feature works:

•	The Index Value on the first day of the Crediting Period is the starting Initial Index Value.
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The Initial Index Value may reset only on an “Observation Day.” Depending on the option you choose, there are only three or six Observation Days and therefore only three or six calendar days on which the Initial Index Value is eligible to reset.

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Each Observation Day will correspond to the same calendar day on which the Crediting Period began and is determined based on the monthly Observation Frequency. This means there is one month (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days. Observation Days will begin with the month immediately following the Crediting Period start date. For example: if the Crediting Period start date is January 1, 2022, and there are six Observation Days, the six Observation Days would be February 1, March 1, April 1, May 1, June 1, and July 1, 2022.

•	On an Observation Day, the Initial Index Value will automatically reset if both:

(i) The value of the Index has decreased by the “Best Entry Reset Threshold” (which is expressed as -5%) compared to the Index Value on the first day of the Crediting Period; and

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(ii) The Index Value on that Observation Day is lower than the current Initial Index Value (taking into account any prior reset that has occurred since the beginning of the Crediting Period).

See Examples of the Initial Index Value Reset Feature – General Illustration of Best Entry below for examples of this automatic reset calculation.

•	In no event will the Initial Index Value be reset to a higher Index Value.
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In no event will the Initial Index Value reset below a certain Index Value called the “Best Entry Reset Minimum Value.” The Best Entry Reset Minimum Value is derived by multiplying the Index Value on the Crediting Period start date by the “Best Entry Reset Maximum,” which is equal to either -5% or -20%. No future resets are allowed if the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Please note, there are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these two options, which are available for no additional charge, the Initial Index Value may reset no more than one time. Any such reset will equal -5% (because the reset threshold and reset maximum are the same). For the other Best Entry options, multiple resets and aggregate resets of up to -20% are possible, but those options are subject to a Credit Advantage Fee.

See Examples of the Initial Index Value Reset Feature – Illustration of Best Entry Reset Maximum below for an example of the Best Entry Reset Maximum. See also Examples of the Initial Index Value Reset Feature – Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum.

•	The Initial Index Value, as reset, if applicable, will be used to calculate the Index Change at the end of the Crediting Period.
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The Initial Index Value reset feature may affect Interim Values prior to the end of the Crediting Period. If the Initial Index Value does not reset, Interim Values will be unaffected by the reset feature. Each time the Initial Index Value resets, future Interim Values will be calculated using the reset Initial Index Value. A reset of the Initial Index Value will never result in lower Interim Values than if the Initial Index Value had not reset.

While Best Entry may help you increase your gains or decrease your losses, it is subject to the same risks associated with the Cap Growth Opportunity Type and the Buffer Downside Protection Type.

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You will not participate in any positive Index performance above the Cap Rate. If your Initial Index Value has reset, you may be more likely to realize gains at the end of the Crediting Period than if the Initial Index Value had not been reset, but the upside potential of your investment continues to be limited by the same Cap Rate. If your Initial Index Value has reset, the Cap Rate and Buffer established when you initially invested in the option will remain the same but will be based on the reset Initial Index Value. This means you will still have the same downside protection but now the Buffer will be based on a lower Initial Index Value. Thus, the buffer will continue to provide protection against subsequent market declines. After a reset, although your Cap will be applied at a lower Index Value threshold, your Index Crediting Rate with Best Entry will always be equal to or greater than the Index Crediting Rate without Best Entry. For example, if your Initial Index Value is 1,000 with a 12% Cap and 10% Buffer, if the Initial Index Value is reset to 900, that same Cap and Buffer are then based on a 900 Initial Index Value.

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The Buffer provides only limited downside protection. If your Initial Index Value has reset, you may be less likely to realize loss at the end of the Crediting Period than if the Initial Index Value had not been reset, but you still assume the risk of loss for negative Index performance beyond the same Buffer Rate. Your losses could be significant.

In addition, on any calendar day that is not an Observation Day, which represent the overwhelming number of days in a Best Entry option Crediting Period, the Initial Index Value will not be eligible for reset, regardless of how poorly the Index performs.

Examples of the Initial Index Value Reset Feature

The following examples illustrate how the Initial Index Value reset feature works assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender, and no additional fees or charges for the GMDB rider or Credit Advantage. The Index Changes are not historical Index returns. See The INDEXES – Historical Index Returns later in this section for information about historical Index returns.

General Illustration of Best Entry. To help you understand the Initial Index Value reset feature, consider the following example. Assume you select a Best Entry option for which the following applies:

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•	Crediting Period: 6 Years
•	Number of Observation Days: 6
•	Observation Frequency: Monthly
•	Best Entry Reset Threshold: -5%
•	Best Entry Reset Maximum: -20%
•	Cap Rate: 20%
•	Buffer Rate: 10%

Now assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value observed on any Observation Day provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).

Remember that if the Initial Index Value resets at least once, it will never reset to a higher Index Value.

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.

Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	950	1000	950	Yes	The Index Value on the Observation Day (950) was at least 5% lower than the starting Index Value (1000), and there were no prior resets to consider.
3	958	950	950	No	The Index Value on the Observation Day (958) was not at least 5% lower than the starting Index Value (1000), nor was it lower than the Initial Index Value immediately prior to the reset opportunity (950).
4	935	950	935	Yes	The Index Value on the Observation Day (935) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (950).
5	930	935	930	Yes	The Index Value on the Observation Day (930) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (935).

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6	932	930	930	No	The Index Value on the Observation Day (932) was at least 5% lower than the starting Index Value (1000) but was not lower than the Initial Index Value immediately prior to the reset opportunity (930).

Note that the lowest Index Value in this example was 925, but the Initial Index Value did not reset to 925. The Initial Index Value was not reset to 925 because that Index Value did not occur on an Observation Day.

Also note that because the lowest Index Value on any Observation Day wasn’t lower than the Best Entry Reset Minimum Value of 800, the Best Entry Reset Maximum did not affect any Initial Index Value resets.

At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 930, zero if the Final Index Value is 930, or negative if the Final Index Value is lower than 930. Without the Initial Index Value reset feature in this example, the Index Change would have been positive if the Final Index Value were greater than 1000, zero if the Final Index Value were equal to 1000, or negative if the Final Index Value were lower than 1000.

To show how the Initial Index Value reset feature could help increase gains and decrease losses in this example, the following table reflects hypothetical Index Changes and Index Credit Rates based on an Initial Index Value of 1000 (reflecting no reset) versus an Initial Index Value of 930 (reflecting the reset), using assumed Final Index Values, the assumed Cap Rate (20%), and the assumed Buffer Rate (10%). You should note that depending on the Final Index Value, the Initial Index Value reset feature may or may not increase gains or decrease losses, even when a reset occurs.

Final Index Value	Initial Index Value = 1000 (Reflects No Reset)		Initial Index Value = 930 (Reflects Reset)		Impact of Initial Index Value Reset on Gains or Losses
	Index Change	Index Credit Rate	Index Change	Index Credit Rate
1200	+20%	+20%	+29%	+20%(1)	None
1150	+15%	+15%	+23.7%	+20%(1)	Increased Gains
1100	+10%	+10%	+18.3%	+18.3%	Increased Gains
1000	0%	0%	+7.5%	+7.5%	Increased Gains
900	-10%	0%(2)	-3.2%	0%(2)	None
800	-20%	-10%(3)	-14%	-4%(3)	Decreased Losses
(1) Index Credit Rate equals the Cap Rate because the Index Change exceeds the Cap Rate.
(2) Index Credit Rate equals 0% because the negative Index Change does not go beyond the Buffer Rate.
(3) Index Credit Rate equals the negative Index Change in excess of the Buffer Rate.

Illustration of Best Entry Reset Maximum. To help you understand how the Best Entry Reset Maximum works, consider the following example. Once again, assume you select a Best Entry option for which the following applies:

•	Crediting Period: 6 Years
•	Number of Observation Days: 6
•	Observation Frequency: Monthly
•	Best Entry Reset Threshold: -5%
•	Best Entry Reset Maximum: -20%
•	Cap Rate: 20%
•	Buffer Rate: 10%

Again, assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value on any Observation Day, provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

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The following table explains whether or not the Initial Index Value reset on the Observation Days.

Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	900	1000	900	Yes	The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000).
3	850	900	850	Yes	The Index Value on the Observation Day (850) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (900).
4	780	850	800	Yes	The Index Value on the Observation Day (780) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (850). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum Value (800), the Initial Index Value was reset to 800 rather than 780.
5	760	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
6	765	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Because the Initial Index Value reset to the Best Entry Reset Minimum Value (800) on the 4th Observation Day, no resets were allowed on the 5th and 6th Observation Days, even though the Index Values on those Observation Days were lower than the current Initial Index Value of 800. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 800, zero if the Final Index Value is 800, or negative if the Final Index Value is lower than 800.

Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum. There are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these options, the Initial Index Value may reset no more than one time, and any such reset will equal -5%, because the reset threshold and reset maximum are the same.

For this example, assume the same facts as the previous example, except assume (i) that the Best Entry Reset Threshold and

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Best Entry Reset Maximum were both equal to -5% and (ii) there are only three Observation Days. Based on these assumptions, the Initial Index Value will either (a) remain at 1000 or (b) reset to 950 if the Index Value on any Observation Day is 950 or lower (i.e., 1000 – (1000 x 5%) = 950). Because the Best Entry Reset Threshold and Best Entry Reset Maximum are both equal to -5%, in no event will the Initial Index Value reset more than once or reset to any Index Value other than 950.

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.

		Initial Index Value
Observation Day	Index Value	Immediately Before Reset Evaluated	Immediately After Reset Evaluated	Did a Reset Occur?	Explanation
1	965	1000	100	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	900	1000	950	Yes	The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum Value (950), the Initial Index Value was reset to 950 rather than 900.
3	850	950	950	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Because the Initial Index Value reset to the Best Entry Reset Minimum Value (950) on the 2nd Observation Day, no resets were allowed on the 3rd (and last) Observation Day, even though the Index Value on that Observation Day was lower than the current Initial Index Value of 950. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 950, zero if the Final Index Value is 950, or negative if the Final Index Value is lower than 950.

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THE INDEXES

Generally

Each Index Account Option is linked to the performance of an Index. This section includes basic information about the Indexes.

Each Index is either a market index or an exchange-traded fund (“ETF”).

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A market index tracks, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. Please note that by investing in an Index Account Option that is linked to the performance of a market index, you are not investing in the market index (it is not possible to invest directly in a market index), an index fund, or the securities that compose the index. You have no rights with respect to the index.

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ETFs are SEC-registered investment companies whose shares are traded throughout the day on national stock exchanges at market prices. Please note that when you invest in an Index Account Option that is linked to the performance of an ETF, you are not investing in the ETF and you are not a shareholder in the ETF. You will have no voting, dividends, liquidation, or other rights that belong to shareholders in the ETF.

When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an ETF, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day.

The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INDEX PERFORMANCE RISKS for a discussion of the investment risks associated with the Indexes. Additional Index information is included in APPENDIX C. You may request additional information about each Index from our Administrative Office or your financial intermediary.

There is no guarantee that any particular Index will always be available under the Policy. We may change the Indexes for the Index Account Options from one Crediting Period to the next. We also reserve the right to substitute an Index prior to the end of a Crediting Period.

Market Indexes

The Indexes described in this section are market indexes.

S&P 500® Index

The S&P 500® Index (Ticker: SPX) is widely regarded as the best single gauge of large-cap U.S. equities. This market index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Fidelity World Factor Leaders IndexSM 0.5% AR

The Fidelity World Factor Leaders IndexSM 0.5% AR (Ticker: FIDWFLEN) is an adjusted return equity index offering exposure to U.S. and developed market non-U.S. companies. The index provider of the Index and the underlying indexes is Fidelity Product Services LLC (FPS).

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of this Index is reduced by 0.5% annually. Without this adjustment to the return, the performance of this Index over any one year period would be approximately 0.5% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

This Index is comprised of two underlying market indexes with assigned weightings. This Index is rebalanced daily based on the

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underlying indexes’ assigned weightings.

The first underlying index is the Fidelity U.S. Multifactor Index (price return) (Ticker: FIDUSMFP). It has an assigned weighting of 60%. The Fidelity U.S. Multifactor Index is designed to reflect the performance of stocks of large-capitalization U.S. companies with attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Approximately 100 stocks from the top 1000 U.S. stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.

The second underlying index is the Fidelity International Multifactor Index (price return) (Ticker: FIDINTFP). It has an assigned weighting of 40%. The Fidelity International Multifactor Index is designed to reflect the performance of stocks of large and mid-capitalization developed international companies with attractive valuations, high quality profiles, positive momentum signals, lower volatility than the broader market, and low correlation to the U.S. equity market. Approximately 200 stocks from the top 1000 developed international stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.

Each underlying index is designed to emphasize companies with the following factors: attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader market. The Fidelity International Multifactor Index also emphasizes companies with low correlation to the U.S. equity market.

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“Attractive valuations” refers to companies with strong cash flows; earnings before interest, tax, depreciation, and amortization; book value; and earnings estimates relative to share price or enterprise value.

•	“High quality profile” refers to companies with strong profit generation, earnings, and cash flows.
•	“Positive momentum” refers to companies showing positive market returns during recent periods.
•	“Lower volatility than the broader market” refers to companies that have demonstrated more stable returns with less sensitivity to market movements relative to other companies.
•	“Low correlation to the U.S. equity market” refers to companies in a non-U.S. sector whose returns are not strongly tied to the U.S. market.

Each underlying index is constructed by: (i) calculating weighted-average scores based on the targeted factors; (ii) selecting the highest scoring stocks within each weighted sector (and, in the case of the Fidelity International Multifactor Index, by country/region with an emphasis on lower U.S. market correlation); and (iii) assigning equal weights to all stocks selected for inclusion. At each rebalance for an underlying index, all stocks in the universe of eligible stocks are ranked by weighted-average scores from highest to lowest. The lowest ranked stocks that are already included in the index at time of rebalance are removed from the index until a turnover threshold of 20% by weight has been reached. For each stock removed from the index, it is replaced with the highest ranking stock from the universe of eligible stocks that is not already included in the index.

Fidelity World Factor Leaders IndexSM 0.5% AR is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

First Trust Equity Edge IndexTM

The First Trust Equity Edge IndexTM (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one year period would be approximately 0.55% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly.

The first underlying index is the Nasdaq US Rising Dividend AchieversTM Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and

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five year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US BenchmarkTM Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.

The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).

The First Trust Equity Edge IndexTM is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Exchange Traded Funds (ETFs)

The Indexes described in this section are ETFs. Additional information about each ETF is available on the SEC’s website at sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for each ETF is provided below. Please note that such information is not prepared by us and may be intended for shareholders of the ETFs. You will not be a shareholder of an ETF by investing in an Index Account Option that is linked to the performance of an ETF. You may also request additional information about each ETF from our Administrative Office or your financial intermediary.

Because Index performance is reflective of an ETF’s closing price, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends or other distributions paid by the ETF. In addition, an ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

iShares® Russell 2000 ETF

The iShares® Russell 2000 ETF (NYSE Arca: IWM) (SEC file number 333-92935) seeks to track the investment results of the Russell

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2000® Index, an index composed of small-capitalization U.S. equities. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.

iShares® U.S. Technology ETF

The iShares® U.S. Technology ETF (NYSE Arca: IYW) (SEC file number 333-92935) seeks to track the investment results of the Russell 1000 Technology RIC 22.5/45 Capped Index, which is composed large-, and mid -capitalization U.S. companies. The Russell 1000 Technology RIC22.5/45 Capped Index is designed to measure the performance of U.S. companies in the technology sector, as defined by FTSE Russell.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index Account Option. Your performance under the Policy will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Account Options, and does not reflect Policy fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

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1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index. In addition, the Index provider applies a reduction when calculating Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

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1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

Index Substitution

We reserve the right to substitute an Index prior to the end of a Crediting Period. During a Crediting Period, if a market index serving as an Index is discontinued, or if the calculation of the Index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists, or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals.

We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Index Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity. In the event that a comparable Index is not found, we will substitute the original Index with a broad-based securities market index. An Index Account Option will not be ended prior to the end of the Crediting Period due to our inability to find a comparable Index.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Crediting Period in which an Index was substituted.

Index Change on substitution date for original Index

Initial Index Value for original Index	1,000
Index Value for original Index on substitution date	1,050
Index Change for original Index on substitution date	(1,050 / 1,000) - 1 = 5%

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This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.

Revised Initial Index Value for replacement Index

Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1,000
Revised Initial Index Value for replacement Index	1,000 / (100% + 5) = 952.38

The Index Change calculation for that Crediting Period is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.

INTERIM VALUE

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges. Interim Value is calculated at the end of a Business Day.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

An Interim Value is designed to be an estimated fair value for your investment in an Index Account Option prior to the end of the Crediting Period. The Interim Value for an Index Account Option is calculated using the following formula:

Index Base x (1 + Interim Value Index Credit Rate) – Accrued Credit Advantage Fees, if applicable

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Index Base. Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

•	Interim Value Index Credit Rate (Interim Value Adjustment). The Interim Value Index Credit Rate is an interim rate of

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return that may be positive, negative, or zero. We also refer to this interim rate of return as the “Interim Value adjustment.” We calculate this interim rate of return differently than the Index Credit Rate at the end of the Crediting Period, as described in EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

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Accrued Credit Advantage Fees (Credit Advantage Only). If the Index Account Option is subject to a Credit Advantage Fee, Accrued Credit Advantage Fees are reflected in the Interim Value as a dollar-for-dollar reduction. See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE. The accrual of Credit Advantage Fees does not result in a reduction to the Index Base, but will result in lower Interim Values.

For more information about the calculation of Interim Value, see EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, as well as ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS in the Statement of Additional Information for detailed information and examples.

REDUCTION TO INDEX BASE

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a proportionate reduction at that time. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn, or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). There is no way to increase your Index Base during a Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

For example, assume that your Index Base on the first day of a Crediting Period for an Index Account is $10,000. Further, assume that there are no deductions as a result of fees, charges, or withdrawals from that Index Account until a given day before the end of the Crediting Period, on which day your Interim Value is $9,500 (before any deductions for fees, charges, or withdrawals) and a total of $475 in fees, charges, or withdrawals is deducted from that Index Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., ($9,025 / $9,500) – 1 = 5%). As such, your Index Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a reduction to the Index Base of -$500. Please note that in this example, the reduction to the Index Base (-$500) was greater than the reduction in the Interim Value (-$475).

Continuing this example to the end of the Crediting Period, assume that there are no other deductions as a result of fees, charges, or withdrawals from that Index Account Option before the end of the Crediting Period:

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Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.

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Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.

If you select an Index Account Option subject to a Credit Advantage Fee, please note:

•	Your Interim Values will reflect a dollar for dollar reduction equal to Accrued Credit Advantage Fees. The daily accrual of

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Accrued Credit Advantage Fees does not impact your Index Base (i.e., it does not trigger a reduction to your Index Base). However, Accrued Credit Advantage Fees will reduce value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges.

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If you select an Index Account Option subject to a Credit Advantage Fee and there is a deduction for a fee, charge, or withdrawal that triggers a reduction to your Index Base, the proportionate reduction to your Index Base will be based on what your Interim Value would have been on that date in the absence of Accrued Credit Advantage Fees. As a result of this special treatment, the daily accrual of Accrued Credit Advantage Fees will not have the effect of increasing the percentage by which we reduce your Index Base when a reduction occurs. This special treatment is limited solely to the application of reductions to the Index Base when you select an Index Account Option subject to a Credit Advantage Fee.

PERFORMANCE LOCK

On any Business Day between the first and last day the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

If you exercise Performance Lock for an Index Account Option, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account.

If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss.

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. Depending on when you exercised Performance Lock, your investment might not participate in Index performance for up to one year.

For example, assume you invest $10,000 in an Index Account Option and you elect to exercise Performance Lock. If the Interim Value on the Performance Lock Date is $10,500 and there is $300 in Remaining Credit Advantage Fees and other applicable charges for that Index Account Option, we will transfer $10,200 to the Performance Lock Account, locking-in $200 of gain (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account). Conversely, if the Interim Value on the Performance Lock Date is $9,500 and there is $300 in Remaining Credit Advantage Fees and other fees, we will transfer $9,200 to the Performance Lock Account, locking-in an $800 loss (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account).

You may “manually” exercise Performance Lock by contacting us on any Business Day before the end of the Crediting Period, in which case we will lock-in the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) next calculated after we receive your request in good order.

You may also exercise Performance Lock “automatically” based on a target gain that you provide us in advance. If you wish to enroll in this feature, you must provide us with instructions that identify a target gain percentage. After you enroll, Performance Lock will be automatically exercised if your Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is greater than your Index Base by a percentage at least equal to your target gain. For instance, if you instruct us to exercise Performance Lock on any Business Day that would lock-in at least a 5% gain, Performance Lock will be automatically exercised on any Business Day that the Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is at least 5% greater than your Index Base. In this example, if your Interim Value on a Business Day were at least 5% greater than your Index Base, but the deduction of any Remaining Credit Advantage Fees or other applicable charges would result in less than a 5% gain, Performance Lock would not be automatically exercised on that Business Day. You may cancel your target gain instructions at any time before Performance Lock is exercised.

If you submit instructions with your Policy application for Performance Lock to be automatically exercised for an Index Account Option, those instructions will apply to any portion of your initial premium payment allocated to that Index Account Option (including any portion of your initial premium payment that we receive after the Policy Date). Those instructions will not apply to any additional

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premium payment, any other Index Account Option, or any future Crediting Period. You must submit separate instructions to exercise Performance Lock automatically in those instances.

If you exercise Performance Lock manually, you won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less the deduction of any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. You should consult with a financial professional prior to exercising Performance Lock.

On the Performance Lock Date, the amount transferred to the Performance Lock Account will equal the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges). Thereafter, until the next Allocation Anniversary, that amount will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. We may change the current annual interest rate at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate. You may obtain the current annual interest rate online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary. The Performance Lock Account is part of our Fixed Account. For any date on which a fee, charge, or withdrawal is deducted from the Performance Lock Account, daily interest will have been credited before the deduction of the fee, charge, or withdrawal.

Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

The amount held in the Performance Lock Account will remain there until the next Allocation Anniversary unless earlier withdrawn or annuitized. On the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. We must receive your instructions at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which your exercised Performance Lock. If that Index Account Option is no longer available for investment, such amount will be transferred to the Default Option. Currently, the Default Option is the Fixed Account Option.

Other information about Performance Lock:

•	Exercise of the Performance Lock feature is irrevocable.
•	The Performance Lock Account is an interest-bearing holding account under the Policy; it is not an investment option that you can select for investment.
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There is no limit on the number of times that you may exercise Performance Lock during the accumulation phase, but it may be exercised only once during any single Crediting Period for an Index Account Option.

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If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may provide separate manual or automatic Performance Lock instructions for any such Crediting Period.

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If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock for purposes of crediting interest; deducting fees, charges, and withdrawals; and transferring amounts from the Performance Lock Account on the next Allocation Anniversary.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment,

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by contacting the Company at our Administrative Office at (800) 525-6205. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when Performance Lock is exercised.

MATURITY

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

See immediately below for SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period. See DEFAULT OPTIONS for information on the default reallocation in the absence of such instructions.

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

When you are purchasing the Policy, coming to the end of a Crediting Period, making an additional premium payment, or coming to the next Allocation Anniversary after you exercise Performance Lock for an Index Account Option, you will have an opportunity to select from among the available Allocation Accounts for investment.

A list of the available Allocation Accounts is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The table does not include the current annual interest rate for the Fixed Account Option, or the current limits on Index gains for the Index Account Options, because they may change from one Crediting Period to the next, subject to applicable guaranteed minimums.

For instructions on how to obtain the current annual interest rate for the Fixed Account Option, see FIXED ACCOUNT OPTION. For instructions on how to obtain the current limits on Index gains for the Index Account Options, see INDEX ACCOUNT OPTIONS – LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE.

The following provides additional information about what to expect when selecting Allocation Accounts for investment:

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New Purchasers. If you are a new purchaser of the Policy, the rates in effect on the date that you sign the Policy application will apply to the premium accompanying your Policy application. We will also apply those same rates to any more premium we receive within 14 calendar days of your signature date (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover). Any premium we receive after that date will be considered an additional premium payment, and the rates in effect at the time of receipt in good order will apply. See “Additional Premium Payments” below.

For example, if you sign the Policy application on January 30, the current limits on Index gains as of that date will apply to the premium accompanying your Policy application. In addition, if we receive any more premium from you on or before February 13 (March 31 if the Policy is funded through an exchange, transfer, or rollover), the same rates will apply to that premium, even if the rates we are offering have otherwise changed since January 30. Any premium we receive after February 13 (or March 31 if the Policy is funded through an exchange, transfer, or rollover) will be considered to be an additional premium payment and different rates may apply.

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Additional Premium Payments. If you make an additional premium payment, the rates in effect as of the date we receive your additional premium payment in good order will apply. If your premium payment is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

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If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option.

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End of a Crediting Period. If you are coming to the end of a Crediting Period, we will send you a Renewal Letter at least 21 days before the end of the Crediting Period. We must receive your instructions at least one Business Day before the end of the Crediting Period. In the absence of instructions, your Policy Value in the expiring Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period. If the expiring Allocation Account is no longer available for investment, your Policy Value in the expiring Allocation Account will be transferred to the Default Option.

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Next Allocation Anniversary After Exercising Performance Lock. If you exercised Performance Lock for an Index Account Option, on the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. You must submit instructions to us at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which you exercised Performance Lock. If that Index Account Option is no longer available for investment, the amount held in the Performance Lock Account will be transferred to the Default Option. We will send you a Renewal Letter at least 21 days before the next Allocation Anniversary, provided that you exercised Performance Lock no later than 21 days of the next Allocation Anniversary. If you exercised Performance Lock within 21 days of the next Allocation Anniversary, you will not receive a Renewal Letter.

Please note that we will not permit you to have more than 97 ongoing Crediting Periods at once.

When allocating an additional premium payment, or reinvesting or transferring Policy Value at the end of a Crediting Period, among the investment options that are generally available for investment, you may not invest in any Allocation Account that has a Crediting Period that extends beyond the last available Annuity Commencement Date. If there is no eligible Allocation Account, only the Default Option will be available to you for investment. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). See ANNUITY PAYMENTS (INCOME PHASE).

TRANSFERS

You may transfer Policy Value between Allocation Accounts only at certain times. You are permitted to transfer Policy Value from an Allocation Account in which you are currently invested only at the end of that Allocation Account’s Crediting Period. Policy Value transferred into an Allocation Account cannot be applied to an ongoing Crediting Period. This means that when you transfer Policy Value between Allocation Accounts, the transfer will start a new Crediting Period for the Allocation Account receiving the transfer.

DEFAULT OPTION

Under certain circumstances as described in this prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to

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an Index Account Option), but will not change the Default Option without first amending this prospectus.

Once a premium payment or Policy Value has been allocated to the Fixed Account Option by default, your investment in the Fixed Account Option is subject to the same terms and conditions as any other investment in the Fixed Account Option. You may not transfer Policy Value invested in the Fixed Account Option until the end of the Crediting Period. You may withdraw amounts invested in the Fixed Account Option at any time; however, you will be subject to applicable surrender charges and income taxes (including a 10% federal penalty tax if taken before age 591/2).

In each circumstance where Policy Value may be automatically allocated to the Default Option, we reserve the right to designate in an amendment to this prospectus a different Allocation Account to receive that Policy Value in lieu of the Default Option. We will not exercise this right without first amending this prospectus. For example, if we remove an Allocation Account from the Policy but add a new Allocation Account with substantially similar features, we may specify in an amendment to this prospectus that the new Allocation Account will replace the removed Allocation Account in Owners’ standing allocation instructions for additional premium payments, or that Policy Value will be automatically reinvested in the new Allocation Account rather than the Default Option at the end of a Crediting Period (or on the next Allocation Anniversary if Performance Lock has been exercised) in the absence of instructions.

EXPENSES AND ADJUSTMENTS

There are fees, charges, and adjustments associated with the Policy that may reduce the return on your investment.

SURRENDER CHARGES

During the accumulation phase, you can withdraw part (withdrawal) or all (Surrender) of your Policy’s cash value. Restrictions may apply to qualified Policies. When you take a withdrawal or Surrender, we may apply a surrender charge to compensate us for start-up expenses of the Policy relating to sales, including commissions to registered representatives and other promotional expenses.

Surrender charges, if any, apply to each premium payment, regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since the premium payment was made, as reflected in the table below.

Surrender Charge

(as a percentage of premium withdrawn or Surrendered)

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6+	0.00%

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year as described below. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2)  earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

For example, assume your premium payments total $100,000 and your Policy Value is $106,000 at the beginning of the second Policy Year, and you request a withdrawal of $30,000. Since that amount is more than your surrender charge-free amount ($100,000 * 10% = $10,000 is greater than the $6,000 in earnings and all premiums are currently subject to surrender charge), you would pay a surrender charge of $1,600 on the remaining $20,000 (i.e., 8% x ($30,000 – $10,000) = $1,600). Likewise, assume your Policy Value is $80,000

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(total premium payments total $100,000) at the beginning of the second Policy Year and you Surrender your Policy. Since you have no earnings due to your Policy Value decreasing and all premiums are currently subject to surrender charge, your surrender charge-free amount would be $10,000 and you would pay a surrender charge of $7,200 (i.e., 8% x ($100,000 – ($10,000) = $7,200).

For surrender charge purposes, earnings are considered to be withdrawn first, then the oldest premium is considered to be withdrawn next. There is no surrender charge on the withdrawal of earnings or premium payments that are no longer subject to surrender chargers. However, withdrawals of these amounts will count towards your surrender charge-free amount when withdrawn. This means that withdrawing such amounts will reduce (possibly to zero) your surrender charge-free amount for a Policy Year.

Keep in mind that withdrawals may be taxable and, if taken before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from non-qualified Policies are considered to come from taxable earnings first.

See SURRENDER CHARGE WAIVERS for information about the Policy’s surrender charge waivers. Please note that any amounts withdrawn pursuant to a surrender charge waiver will count against the surrender charge-free amount for a Policy Year.

We may elect to reduce or eliminate the amount of the surrender charge when the Policy is sold under circumstances which reduce our sales or other expenses, or when required by regulation or regulatory authority.

Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). Surrender charges do not apply upon annuitization.

INTERIM VALUE ADJUSTMENT

As previously discussed under INDEX ACCOUNT OPTIONS – INTERIM VALUE, we calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. Interim Values reflect an interim rate of return, also referred to as the “Interim Value adjustment” or “Interim Value Index Credit Rate.” An Interim Value adjustment may be positive, negative, or equal to zero.

The application of a negative Interim Value adjustment will result in loss. A negative Interim Value adjustment will reduce the Policy Value, Policy cash value, and the death benefit, perhaps significantly. The negative impacts to your Policy could be greater than the amount withdrawn or otherwise removed from an Index Account Option. Any losses you incur will be greater if you also incur a surrender charge, taxes, or tax penalties. There are no circumstances under with an Interim Value adjustment will be waived.

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment – or the Interim Value Index Credit Rate – is calculated differently than the Index Credit Rate at the end of a Crediting Period. Interim Value adjustments are not directly tied to the performance of the Index for an Index Account Option, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period.

Any fees or charges applicable to an Interim Value transaction will be applied after the Interim Value adjustment. Any applicable surrender charge, special service fee, or GMDB rider fee will not be reflected in the Interim Value(s). They will be deducted from the Interim Value(s) on a dollar-for-dollar basis. Any Accrued Credit Advantage Fees for an Index Account Option will already be reflected in the Interim Value as a dollar-for-dollar reduction. Your Policy cash value will reflect your Interim Values and all applicable fees and charges.

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In addition to an Interim Value adjustment and applicable fees and charges, all withdrawals taken, and fees and charges deducted, from Interim Value will trigger an immediate proportionate reduction to your Index Base. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. A reduction to your Index Base will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

An Interim Value adjustment is not a fee or charge that is provided in consideration for any specific Policy feature. Interim Value adjustments are related to the value of the derivative and fixed income instruments that we may hold in support of our financial obligations under the Policy. Interim Value adjustments shift risk from us to Owners, protecting us from losses when amounts are withdrawn or otherwise removed from an Index Account Option prior to end of a Crediting Period.

Interim Value adjustments are calculated pursuant to a formula and may be affected by numerous factors such as Index performance; market volatility (based on availability of calculation data); interest rates; the likelihood, and magnitude of, a positive or negative Index Credit Rate at the end of the Crediting Period; the length of time remaining in the Crediting Period; and the risk of loss and the possibility of gain at the end of the Crediting Period. In addition, if a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, the Interim Value adjustment also reflects a market value adjustment based on changes in interest rates. The impact of this additional adjustment on Interim Value is at its greatest on the first day of the surrender charge period.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when an Interim Value transaction is performed.

SERVICE CHARGE

We will deduct a service charge from your Policy on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less. We reserve the right to waive this charge for any reason, but we guarantee that we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy.

For example, assume your Policy Value is $100,000 on a Policy Anniversary prior to the Annuity Commencement Date. Because 2% of your Policy Value on that Policy Anniversary (i.e., $2,000) is more than the maximum service charge of $50, the service charge on that Policy Anniversary would be limited to $50.

When assessed, this charge will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. If the charge is deducted before the end of a Crediting Period for an Index Account Option, the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the service charge.

This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge. If you elected the optional GMDB rider, the applicable fee depends on the Annuitant’s age on the date that you signed the application for the Policy, as set forth in the following table:

Policy Applications Signed Before May 1, 2024

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Age of Annuitant	Fee Percentage
0-50	0.05%
51-70	0.15%
71-80	0.50%

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as reflected in the following table:

Policy Applications Signed On or After May 1, 2024

Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

If your Policy includes a GMDB rider that is subject to an additional fee:

•

Before electing the rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of the Crediting Period – and the GMDB fee is deducted quarterly – the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the fee.

•	The fee percentage applicable to your rider will not change for the life of your rider.
•

The fee is charged as a percentage of your GMDB Benefit Base, which equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and proportionate reductions for withdrawals).

•

The additional fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date. If that day does not exist for a given month, the first calendar day of the following month will be used. The quarterly fee is calculated by multiplying the GMDB Benefit Base by the GMDB rider fee percentage and dividing that amount by four. For example, assume your annualized fee percentage for the GMDB rider is 0.50%, and at the end of a quarterly period prior to the Annuity Commencement Date, your GMDB Benefit base is $100,000. On that date, your GMDB rider fee would be $125 (i.e., $100,000 x 0.50% / 4 = $125).

•

The fee will be deducted on a pro-rated basis (based on the number of days that have elapsed since the end of the last Policy Quarter) if the rider is terminated. However, the pro-rated charge will not be deducted upon termination due to death.

•

When assessed, the fee will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant, provided that we are still offering the GMDB rider and subject to any age eligibility requirements that we are imposing on new GMDB rider elections. If you re-elect the GMDB rider, the re-elected rider will be subject to the annualized fee percentages we are offering at the time of re-election. The applicable fee, if any, may depend on the age of the Annuitant at the time the re-election request is received in good order. The annualized fee percentage will not exceed 2.00%. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.

See DEATH BENEFIT for information about how the guaranteed minimum death benefit is calculated.

CREDIT ADVANTAGE FEE

If you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage,” you will pay an additional fee for the increased upside potential associated with that Index Account Option. The fee percentage is annualized, which generally means that even if two Index Account Options are subject to the same fee percentage but the lengths of their Crediting Periods differ, you will pay more if you select the Index Account Option with the longer Crediting Period.

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The annualized fee percentage is the percentage of your Policy Value allocated to that Index Account Option on the first day of the Crediting Period. Each available Index Account Option with a Credit Advantage Growth Opportunity Type has an annualized fee percentage of 1.25%. The annualized fee percentage for an Index Account Option with a Credit Advantage Growth Opportunity Type as shown in this prospectus will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in years). For example, assume you invest $100,000 in an Index Account Option with a Credit Advantage Cap, a 6 year Crediting Period, and Credit Advantage Fee of 1.25% (annualized). Based on these assumptions, you would be subject to a total Credit Advantage Fee of $7,500 for that Crediting Period (i.e., ($100,000 x 1.25%) x 6 = $7,500). If the Crediting Period were instead only 1 year, you would be subject to a total Credit Advantage Fee of $1,250 (i.e., ($100,000 x 1.25%) x 1 = $1,250).

The Credit Advantage Fee is not assessed at the beginning of the Crediting Period. The Credit Advantage Fee is assessed at the end of the Crediting Period or, in certain circumstances, before the end of the Crediting Period as explained further below. Before the end of the Crediting Period, your Interim Values will reflect reductions for Accrued Credit Advantage Fees. Accrued Credit Advantage Fees accrue on a daily basis, each day by a dollar amount equal to the Remaining Crediting Advantage Fees less the Accrued Credit Advantage Fees, divided by the total number of days remaining in the Crediting Period. The accrual of Accrued Credit Advantage Fees against Interim Value does not impact your Index Base (i.e., it does not trigger proportionate reductions to your Index Base) but will reduce the value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE for additional information.

If you invest in an Index Account Option subject to a Credit Advantage Fee, the Credit Advantage Fee will be assessed as follows:

1.

If you do not take a withdrawal or Surrender from the Index Account Option prior to the end of the Crediting Period, and you do not exercise the Performance Lock feature, the full Credit Advantage Fee amount will be deducted from your Index Account Option Value at the end of the Crediting Period on a dollar for dollar basis. The Credit Advantage Fee would be in addition to any other fees or charges assessed at the end of the Crediting Period.

2.

If you take a full withdrawal from the Index Account Option or a Surrender prior to the end of the Crediting Period, the Remaining Credit Advantage Fees will be deducted from the amount payable from that Index Account Option on a dollar for dollar basis. Please note that any Accrued Credit Advantage Fees would already be reflected in your Interim Value. The Credit Advantage Fee would be in addition to any other fees or charges applicable to the withdrawal or Surrender.

3.

If you take a partial withdrawal from the Index Account Option prior to the end of the Crediting Period, a portion of the Credit Advantage Fee will be assessed. The total deduction from Interim Value will equal (a) + (b) + (c), where:

(a) = the amount of the requested withdrawal from the Index Account Option.

(b) = the Credit Advantage Fee assessed, less Accrued Credit Advantage Fees. Please note:

•

The Credit Advantage Fee assessed will equal: Remaining Credit Advantage Fees x (amount withdrawn / Interim Value). Remaining Credit Advantage Fees and Interim Value in this calculation are those values immediately prior to the withdrawal.

•	If the Credit Advantage Fee assessed is less than or equal to Accrued Credit Advantage Fees as of the date of the withdrawal, (b) in this formula will equal $0.
•

If the Credit Advantage Fee assessed is greater than Accrued Credit Advantage Fees as of the date of the withdrawal,( b) in this formula will equal the difference between the Credit Advantage Fee assessed and Accrued Credit Advantage Fees.

•

After the withdrawal, the next calculated Interim Value will reflect a reduction in Accrued Credit Advantage Fees. Accrued Credit Advantage Fees will be reduced by the Credit Advantage Fee assessed on the withdrawal. Accrued Credit Advantage Fees will not be reduced below $0.

(c) = Any other fees or charges applicable to the withdrawal.

4.

If you exercise Performance Lock, the “locked-in” Interim Value (which will already reflect Accrued Credit Advantage Fees) will be reduced dollar for dollar by the Remaining Credit Advantage Fees and any other applicable fees or charges.

5.

If a death benefit becomes payable, Remaining Credit Advantage Fees as of the date we receive due proof of death will be waived. If the death benefit is based on Interim Value, any Accrued Credit Advantage Fees reflected in the Interim Value and

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will not be waived.

In no event will the Credit Advantage Fee amount paid for an Index Account Option for a single Crediting Period exceed the total Credit Advantage Fee amount calculated at the beginning of the Crediting Period.

SPECIAL SERVICE FEES

We may deduct a charge for the following special services: overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. The fees charged for any such service will vary, but will not exceed $50 per service. We will not deduct the charge from your Policy. We will require you to pay by credit card or other accepted method when you request the service. If the service involves the issuance of a check to you, we may allow you to deduct the charge from the final check.

REDUCED FEES AND CHARGES

We may, at our discretion, reduce or eliminate certain fees and charges for certain Policies (including employer-sponsored savings plans), which may result in decreased costs and expenses.

ORDERING OF FEES AND CHARGES

At the end of the Crediting Period for an Index Account Option, fees and charges are applied after the Index Credit. Likewise, before the end of a Crediting Period for an Index Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, the Performance Lock Account, or the Fixed Holding Account, interest is applied daily before any Policy fees or charges are deducted.

If multiple fees or charges are applied to an Account on the same day, they will be applied in the following order: (1) GMDB rider fee; (2) Credit Advantage Fee when Performance Lock is exercised; (3) Credit Advantage Fee at the end of a Crediting Period; (4) Credit Advantage Fee when a withdrawal is taken before the end of a Crediting Period; (5) service charge. Please see FEE TABLE for more information.

PREMIUM TAXES

A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other government agency. We will, at our discretion, deduct the tax, currently ranging from 0% to 3.5%, from the Policy Value when you begin receiving annuity payments, you Surrender the Policy, or death proceeds are paid. We may decide to deduct the tax at the time that you make a premium payment or when due to the applicable taxing authority.

FEDERAL, STATE, AND LOCAL TAXES

We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.

ACCESS TO YOUR MONEY

During the accumulation phase, you have access to the money in your Policy by taking a withdrawal or Surrender. You may also take automatic withdrawals by electing the systematic payout option. You may also authorize your financial

Remember:

•	A Surrender will terminate the Policy and all its benefits, including the death benefit.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
•

Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be processed based on an Interim Value for that Index Account Option. An Interim Value adjustment will apply, which may be negative. See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

•	Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate

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reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A proportionate reduction to your Index Base may be greater than the amount withdrawn. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

•

Income taxes, federal tax penalties, and certain restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

•

Any type of withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit will be reduced in the same proportion that the gross withdrawal reduces your Policy Value, and this reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

•

Automatic withdrawals under the systematic payout option (see SYSTEMATIC PAYOUT OPTION below), and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, Interim Value adjustments, and income taxes and tax penalties and proportionate reductions to the death benefit and Index Base(s).

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you take a withdrawal or Surrender.

During the income phase, you will receive annuity payments under the fixed income option you select. You may not take any withdrawals or Surrender the Policy. The Policy has no cash value during the income phase.

SURRENDERS AND WITHDRAWALS

During the accumulation phase, you may withdraw all (Surrender) or a portion (withdrawal) of your Policy’s cash value. Your cash value is equal to the Policy Value less any surrender charges, if applicable. If you request a Surrender, you will receive the Policy’s cash value. If your cash value is lower than the Minimum Required Cash Value upon Surrender, you will receive the Minimum Required Cash Value.

If you request a withdrawal, the minimum withdrawal is $500, with the exception of automatic withdrawals and minimum required distributions. When requesting a withdrawal:

•

You may instruct us that the withdrawal is to be taken from one or more of your Index Account Options, your Fixed Account Option, and/or the Performance Lock Account. You cannot instruct us to take a withdrawal from the Fixed Holding Account until all of your Allocation Accounts and the Performance Lock Account have been exhausted of value.

•

In the absence of instructions, the withdrawal will be taken from each Account in proportion to the portion of Policy Value in each Account, excluding the Fixed Holding Account until all other Accounts have been exhausted of value.

•

If you have multiple ongoing Crediting Periods for the same Allocation Account, any withdrawal from that Allocation Account will always be taken pro-rata from all of the Crediting Periods. You could instruct us not to take the withdrawal from that Allocation Account, but you could not instruct us to take the withdrawal from only one or some of those Crediting Periods.

•

If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock. However, any withdrawal from the Performance Lock Account will always be taken pro-rata from those distinct amounts. You could instruct us not to take the withdrawal from the Performance Lock Account, but you could not instruct us to take the withdrawal from amounts only attributable to a specific exercise of Performance Lock.

•

Please note that Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no

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longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

We must receive your withdrawal or Surrender request, in good order, before the Annuity Commencement Date. Withdrawals and Surrenders will normally be effective as of the end of the Business Day the request is received in good order. If we receive a request before the end of a Crediting Period, and the request does not specify a withdrawal or Surrender date, we will process the withdrawal or Surrender as of the date received, which could be before the end of the Crediting Period. We encourage you to specify a withdrawal or Surrender date with your request when you intend to take a withdrawal or Surrender at the end of a Crediting Period.

Payment of withdrawal or Surrender proceeds will generally occur within seven days from the date we receive in good order all required information. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

GROSS AND NET WITHDRAWALS

You may request withdrawals in either a gross or a net amount. In the absence of instructions, the withdrawal will be taken on a gross basis. The gross withdrawal is the total amount which will be deducted from your Policy Value as a result of the withdrawal, including any applicable surrender charges and any other fees and charges, while the net withdrawal is the amount you actually receive (exclusive of any tax withholdings). The gross withdrawal may be more than your requested withdrawal amount, if requested on a net basis, depending on whether surrender charges and any other fees and charges apply at the time of the withdrawal.

The gross withdrawal equals the net withdrawal plus the surrender charge and any other fees and charges on the excess withdrawal amount.

The excess withdrawal amount is the portion of the requested withdrawal or Surrender that is subject to surrender charges (that is, the portion which is in excess of the surrender charge-free portion). For example, if the requested withdrawal or Surrender amount is $1,000, and the surrender charge-free amount is $200, then the excess withdrawal that is subject to surrender charge would be $800.

•

If you request that the withdrawal be taken on a gross basis, you may not receive the withdrawal amount requested. Any surrender charges and any other fees and charges that apply to the withdrawal will be deducted from the amount you receive. As such, your Policy Value will be reduced by the withdrawal amount you requested, but you may receive less than that amount.

Assuming you request a gross withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,000 and you will receive a net amount equal to $4,650 (i.e., $5,000 – ($5,000 x 7%) = $4,650).

•

If you request that the withdrawal be taken on a net basis, you will receive the withdrawal amount requested (exclusive of any tax withholdings). However, any fees and charges that apply at the time of the withdrawal, including surrender charges, will also be deducted from your Policy Value. As such, your Policy Value may be reduced by an amount greater than the amount you receive. Assuming you request a net withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,376.64 (i.e., $5,000 / (1 – 7%) = $5,376.34) and you will receive a net amount equal to $5,000.

SURRENDER CHARGE WAIVERS

This section describes the surrender charge waivers that are available under the Policy. Please note that any amounts withdrawn or Surrendered under any of these surrender charge waivers will count against the surrender charge-free amount for a Policy Year. Withdrawals taken under a surrender charge waiver are still subject to the same risks as any other withdrawals, including the risks listed at the beginning of this section (except surrender charges) and described further in the cross-referenced sections.

Minimum Required Distributions

For tax-qualified plans and policies, withdrawals taken to satisfy minimum required distribution requirements under Section 401(a)(9) of the Internal Revenue Code (IRC) are available with no surrender charges. The amount available from this Policy with respect to the minimum required distribution is based solely on this Policy.

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Any amount requested in excess of the IRC minimum required distribution will have the appropriate surrender charges applied, unless the excess distribution qualifies as surrender charge-free under any additional options provided (e.g., the surrender charge-free amount).

Nursing Care and Terminal Condition Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	Confined in a hospital or nursing facility for 30 days in a row after the Policy Date; or
•	Diagnosed with a terminal condition after the Policy Date (usually a life expectancy of 12 months or less).

For a waiver due to a condition related to confinement in a hospital or nursing facility, we must receive each withdrawal request (and proof of eligibility with each request) no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. However, in no event shall the notice and proof be provided later than one year following the date that confinement has ceased.

For a waiver related to a terminal condition, proof of eligibility is required only with the initial withdrawal request and must be furnished by the attending physician. We must receive a new request for each withdrawal under this waiver. Each withdrawal request must be received no later than one year following diagnosis of the terminal condition.

You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

This benefit is not intended to provide long-term care or nursing home insurance. This benefit is not available if the Owner or Owner’s spouse (Annuitant or Annuitant’s spouse, if the Owner is a non-natural person) has been admitted to a hospital on the Policy Date or already resides in a nursing facility on the Policy Date.

The Nursing Care and Terminal Condition Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D: STATE VARIATIONS.

Unemployment Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, after you or your spouse become unemployed due to:

•	Involuntary termination of employment; or
•	Involuntary lay off.

In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	Employed full time for at least two years prior to becoming unemployed;
•	Employed full time on the Policy Date;
•	Unemployed for at least 60 days in a row at the time of withdrawal;
•	Must have a minimum cash value at the time of withdrawal of $5,000; and
•	You (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your state’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal. The determination letter must be received by us no later than 90 days following the date of the withdrawal request.

You may use this benefit at any time during the accumulation phase and for so long as you meet the criteria specified above. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

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The Unemployment Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D: STATE VARIATIONS.

SYSTEMATIC PAYOUT OPTION

You can select at any time during the accumulation phase to receive regular automatic withdrawals from your Policy by using the systematic payout option.

Automatic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly automatic withdrawals must generally be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may stop automatic withdrawals at any time with a 30 day Written Notice sent to our Administrative Office.

INVOLUNTARY CASHOUT

If your Policy Value is below $2,000, and there have been no premium payments made to the Policy within the last two Policy Years, we reserve the right to terminate the Policy and pay the Policy Value (an “Involuntary Cashout”). If the Policy Value is lower than the Minimum Required Cash Value, you will receive the Minimum Required Cash Value.

If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, we will not invoke the Involuntary Cashout provision if the GMDB rider is in-force and has a death benefit amount of $2,000 or greater. If the Involuntary Cashout provision is invoked when the death benefit amount under the GMDB rider is less than $2,000, we will pay the greater of the amount described in the paragraph immediately above or the death benefit amount.

SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any withdrawal or Surrender over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•

Any withdrawal or Surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;

•	Any withdrawal or Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity; or
•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

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BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Credit Advantage	Provides increased upside potential based on the current limit on Index gains we declare for a designated Index Account Option.	Standard	1.25% (as an annualized percentage of Policy Value allocated to the Index Account Option on first day of Crediting Period)

•   Only available with select Index Account Options.

•   Additional fee applies only if you select an Index Account Option with a Growth Opportunity Type designated as Credit Advantage.

•   Additional fee will increase losses or decrease gains.

•   No guarantee that the increased upside potential will result in gains at least equal to the additional fee or any gains at all.

•   No guarantee that the Index Account Option will outperform an Index Account Option without Credit Advantage.

Performance Lock	Allows you to lock-in an Interim Value for an Index Account Option prior to the end of a Crediting Period.	Standard	No Charge

•   An Interim Value adjustment will apply, which may be negative.

•   The Downside Protection Type will not apply. Losses could be significant.

•   You will not know the locked-in Interim Value in advance..

•   Exercise is irrevocable.

•   We will not provide advice, notification, or warning regarding exercise.

•   Locked-in amount is transferred to the Performance Lock Account, where it remains until the next Allocation Anniversary unless earlier withdrawn or annuitized.

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• Amounts in the Performance Lock Account do not participate in Index performance. No Index Credit will be applied after exercise.
Policy Value / Cash Value Death Benefit	Upon the death of the Annuitant, pays a death benefit equal to Policy Value. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.	Standard	No Charge	• Terminates upon Annuitization. • Benefit may be significantly reduced by withdrawal. • Benefit may be subjecttoan Interim Value adjustment, which may be negative.
Guaranteed Minimum Death Benefit Rider	Provides for a guaranteed minimum death benefit equal to total premium payments, reduced proportionately for withdrawals, payable upon death of the Annuitant. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.	Standard or Optional	If Standard: No Charge If Optional: 0.50% (as an annualized percentage of the GMDB Benefit Base)

•   Available only at Policy purchase and, under limited circumstances, may be re-elected after death.

•   Annuitant must be younger than age 81 to elect.

•   For Policy applications signed on or after May 1, 2024:

¡  If the Annuitant is younger than age 71, rider is a standard benefit automatically added for no additional charge.

¡  If the Annuitant is age 71 to 80, rider is an optional benefit subject to an additional charge.

•   For Policy applications signed before May 1, 2024, rider is an optional benefit subject to an additional charge.

•   Terminates upon Annuitization.

•   Withdrawals may reduce the benefit by more than the value withdrawn.

•   Benefit may be subject to an Interim Value adjustment, which may be negative.

Surrender Charge-Free Amount	An amount that may be withdrawn each Policy Year without incurring surrender charges.	Standard	No Charge	• Withdrawals may besubject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

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• Unused surrender charge-free amounts not available in future Policy Years.
RMD Surrender Charge Waiver	Waives surrender charges on withdrawals taken to satisfy required minimum distributions.	Standard	No Charge	• RMD amount based solely on the Policy. • Withdrawals may be subject to negative Interim Value adjustments, taxes, and proportionate reductions to the death benefit and Index Bases.
Nursing Care and Terminal Condition Waiver	Waives surrender charges if you or your spouse are confined to a nursing home or have terminal illness.	Standard	No Charge

•   Withdrawals under waiver are subject to a $1,000 minimum.

•   Qualifying conditions related to nursing home stay and terminal illness apply.

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

•   May not be available in all states.

Unemployment Waiver	Waives surrender charges if you or your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No Charge

•   Withdrawals under waiver are subject to a $1,000 minimum.

•   Qualifying conditions related to job termination and job history apply.

•   Must be unemployed for a certain period of time prior to taking withdrawal, be receiving unemployment benefits, and have $5,000 minimum in Cash Value.

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and

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Index Bases. • May not be available in all states.
Systematic Payout Option	Allows you to take regular automatic withdrawals from the Policy.	Standard	No Charge

•   Available only during the accumulation phase.

•   Withdrawals may be taken monthly, quarterly, semi-annually, or annually.

•   Withdrawals subject to a $50 minimum.

•   Withdrawals may be subject to surrender charges, negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases

DEATH BENEFIT

The Policy includes a death benefit that will become payable to the named beneficiary or beneficiaries under certain circumstances as described in this section. The death benefit may become payable only during the accumulation phase of the Policy.

GENERAL

The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply to your Policy. Once your Policy is issued, your death benefit cannot be changed.

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

The following summarizes the death benefit that may be payable under the Policy:

•

Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider provides for a guaranteed minimum death benefit. The guaranteed minimum death benefit under the GMDB rider is payable only upon the death of the Annuitant during the accumulation phase. This means:

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If the Annuitant and the Owner under the Policy are the same person, then upon the death of such person during the accumulation phase, the death benefit will be the greater of the guaranteed minimum death benefit and the Policy Value.

¡	If the Annuitant and Owner under the Policy are not the same person:
¡	Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the greater of the guaranteed minimum death benefit and the Policy Value.
¡

If the Owner pre-deceases the Annuitant during the accumulation phase, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The guaranteed minimum death benefit would not be payable.

•

Policy Value / Cash Value Death Benefit. If the Policy Value / cash value death benefit applies to your Policy, the amount payable differs depending on whether the Annuitant and Owner under the Policy are the same person.

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If the Annuitant and the Owner are the same person, then upon the death of such person during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no

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deduction for any surrender charges).
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If the Annuitant and the Owner are not the same person, the amount payable under the death benefit will depend on whether the deceased is the Annuitant or the Owner. Upon the death of the Annuitant, the death benefit will equal the Policy Value. Upon the death of the Owner, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges).

The following table reflects the death benefit that may be payable under the Policy as described above.

	GMDB Rider Death Benefit – Owner & Annuitant are Same Person	GMDB Rider Death Benefit – Owner & Annuitant are Different People	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Same Person	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Different People
Owner Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Cash Value (no guaranteed minimum death benefit)	Policy Value	Cash Value
Annuitant Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Greater of Policy Value and guaranteed minimum death benefit	Policy Value	Policy Value

Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value. If the GMDB rider is in effect, the rider’s guaranteed minimum death benefit would not apply. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. If the GMDB rider is in effect, and the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit will be the Policy Value. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

In all cases, if the death benefit amount is lower than the minimum we are required to pay under applicable law, we will pay the greater amount required by applicable law.

See below THE DEATH BENEFIT AMOUNT for more information about how the death benefit is calculated, and GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER for more information about the GMDB rider, including how the rider’s guaranteed minimum death benefit is calculated. See also FEE TABLE and EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE earlier in this prospectus for information about the additional fee that may be associated with the GMDB rider.

All death benefit guarantees are subject to our financial strength and claims-paying ability.

State variations may apply to the death benefit under your Policy. See APPENDIX D: STATE VARIATIONS.

No death benefit will be payable on or after the Annuity Commencement Date. Please note that the Annuity Commencement Date is the date that the Policy enters the income phase. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). In the event of a death on or after the Annuity Commencement Date, the amount payable will depend on the fixed income option selected for the income phase.

We will determine the amount of (if any) and process the death benefit proceeds payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of death, written directions regarding how to process the death benefit, and any other documents, forms, and information that we need (collectively referred to as “due proof of death”). For Policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death benefit. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk of the Policy until they submit due proof of death. The death benefit proceeds remain invested in accordance with the allocations made by the Owner, and otherwise in accordance with the terms of the Policy and as described in this

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prospectus, until the beneficiary has provided us with due proof of death and all death benefit proceeds have been paid. Due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. See OTHER INFORMATION – Abandoned or Unclaimed Property. We reserve the right to independently verify the status of any life relevant to the Policy, including verifying when or if an Owner or the Annuitant has died.

Payment of death benefit proceeds will generally occur within seven days from the date we receive due proof of death. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

BENEFICIARIES

You may designate a beneficiary or beneficiaries to receive amounts payable upon your death. The beneficiary designation will remain in effect until changed. You may change the designated beneficiary by sending us Written Notice. The beneficiary designation (or beneficiary change) will take effect upon the date you sign it. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated, or law requires consent. If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary. We will not be liable for any payment made before the Written Notice is received at our Administrative Office.

If there is more than one beneficiary at any level (primary or contingent), and you failed to specify their interest, they will share equally.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
•

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. After the Policy is issued, you cannot elect this rider (in certain circumstances, you can re-elect the rider after the Policy is issued, after termination of the rider, following the death of the Owner or Annuitant).

This benefit is not available if the Annuitant is age 81 or older on the date you sign the application. The rider may vary for certain Policies and may not be available for all Policies, in all states, at all times or through all financial intermediaries. See APPENDIX D: STATE VARIATIONS. Once you elect a death benefit and your Policy is issued, your death benefit cannot be changed, and you will not be impacted if we decide to stop offering the rider.

The GMDB rider, if in effect, provides for a guaranteed minimum death benefit upon the death of the Annuitant during the accumulation phase. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments and will be proportionately reduced by any adjusted withdrawals (as described further below).

Upon the death during the accumulation phase of the Annuitant, if the GMDB rider is in effect, the death benefit will equal either (a) the guaranteed minimum death benefit under the rider or (b) the Policy Value, whichever is greater. Because the GMDB rider includes a guaranteed minimum death benefit that could be greater than Policy Value, the GMDB rider may increase the amount payable compared to the Policy Value / cash value death benefit. However, if the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit under the GMDB rider will be the Policy Value, same as the Policy Value / cash value death benefit. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

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When you take any type of withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge- free withdrawal, or any other withdrawal), your guaranteed minimum death benefit will be proportionately reduced by an amount called the “adjusted withdrawal.” The adjusted withdrawal reduces your guaranteed minimum death benefit in the same proportion that the gross withdrawal reduces your Policy Value.

The adjusted withdrawal may be more than the dollar amount of your withdrawal request. This will be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. If you have a qualified Policy, minimum required distributions rules may require you to request a withdrawal.

The formula used to calculate the adjusted withdrawal amount is AW = DP x (GW/PV) where:

AW = Adjusted withdrawal

DP = Greater of PV or GMDB

GW = Gross withdrawal

PV = Policy Value prior to the withdrawal

GMDB = Guaranteed minimum death benefit prior to the withdrawal

We have included a detailed explanation of this adjustment with examples in APPENDIX B – REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER.

The GMDB rider (and any GMDB rider fee) will terminate upon the earliest of:

•	The Annuity Commencement Date;

•	Upon the death of the Annuitant;

•	Upon the death of the Owner;

•	Surrender of the Policy; or

•	Other termination of the Policy.

Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant. See BENEFICIARY CONTINUATION – Re-Election of GMDB Rider Upon Continuation.

You cannot choose to terminate the GMDB rider unless you Surrender the Policy.

THE DEATH BENEFIT AMOUNT

Death of Person who is both the Annuitant and an Owner Before the Annuity Commencement Date

The death benefit becomes payable if:

•	You are both the Annuitant and the Owner (or joint Owner) of the Policy; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the greatest of:

1.	Policy Value. The Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method of settlement.

or

2.

Guaranteed Minimum Death Benefit. If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death to the date of payment of death proceeds on a dollar-for-dollar basis). See

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GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

In all cases, if the death benefit is lower than the Minimum Required Cash Value, the death benefit will be the Minimum Required Cash Value.

If an Owner is not also the Annuitant, in the event of simultaneous deaths of the Owner and the Annuitant, the death proceeds equal the amount described in this subsection.

Death of Person who is an Owner but not the Annuitant

The death benefit becomes payable if:

•	You are the Owner (or joint Owner) of the Policy but not also the Annuitant; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the Policy’s cash value.

For purposes of this section, if the Owner is not an individual, then the death of the Annuitant will be treated as the death of the Owner who is also the Annuitant, as described under “Death of Person who is both the Annuitant and an Owner” above.

Death of Annuitant Who is Not an Owner Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the Annuitant is not the Owner, and the Owner is a natural person:

•	The Owner shall become the Annuitant or, in the case of joint Owners where neither is the deceased Annuitant, the younger Owner shall become the Annuitant; and
•	The Policy Value will be adjusted to equal the greatest of:
1.	The Policy Value on the date we receive due proof of death and an election of method of settlement; or
2.

If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

In addition to the applicable amount above, we will increase the adjustment by any additional amount necessary to satisfy Minimum Required Cash Value requirements.

This is a one-time only Policy Value adjustment applied at the time the Owner becomes the Annuitant.

If the GMDB rider is in effect, the rider will terminate at the time of due proof of death. The GMDB rider may be re-elected by the Owner within 30 days of our receipt of due proof of death provided that the rider’s age eligibility requirements are satisfied, and we are still offering the rider. The GMDB rider fee percentages in effect at the time we receive your re-election request in good order would apply upon re-election. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider may be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, the re-election under an eligible Policy will be optional.

If the GMDB rider is re-elected, the Policy Value used to determine the initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

At the time of the one-time adjustment described above, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any Policy Value added to the Policy as a result of the adjustment will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

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After the adjustment, the Policy’s death benefit may then become payable at a later date prior to the Annuity Commencement Date as set forth under Death of Owner Before the Annuity Commencement Date above.

Interim Value

If the Policy is invested in an Index Account Option, and the Policy Value or cash value death benefit becomes payable before the end of the Crediting Period, the amount payable from that Index Account Option will be calculated based on the Interim Value of that Index Account Option. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for the death benefit.

Distribution Rules

When a death benefit becomes payable upon the death of an Owner, the death benefit will be paid in accordance with the following rules:

•	If an individual Owner is alive at the time of the decedent’s death, payment will be made to that surviving Owner; otherwise
•	If a primary beneficiary is alive at the time of the decedent’s death, payment will be made to the primary beneficiary; otherwise
•

If a primary beneficiary dies before the decedent and there are additional living primary beneficiaries, the deceased primary beneficiary’s interest will be shared proportionately with all living primary beneficiaries; otherwise

•	If all primary beneficiaries die before the decedent’s death, payment will be made to the living contingent beneficiary(ies), if any; otherwise
•

If a contingent beneficiary dies before the decedent and there are additional living contingent beneficiaries, the deceased contingent beneficiary’s interest will be shared proportionately with all living contingent beneficiaries; otherwise

•	In the event no primary or contingent beneficiaries have been named and/or all have died before the decedent, payment will be made to the decedent’s estate.

If a primary or contingent beneficiary dies after the decedent’s death, but prior to death proceeds being payable to the beneficiary, payment will be made to the beneficiary’s estate.

Please note, in accordance with the rules above, if there is a surviving Owner when a death benefit becomes payable, the surviving Owner will receive the death benefit (i.e., the surviving Owner takes the place of any beneficiary designation).

The person receiving the death benefit may choose to receive the death benefit as a lump sum, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law. The beneficiary may be able to continue the Policy in his or her own name if the beneficiary is the Owner’s surviving spouse, as described below. Distribution requirements may apply upon the death of any Owner. See TAX INFORMATION for a more detailed discussion of the distribution requirements that apply under the Policy in accordance with the Internal Revenue Code.

DEATH AFTER THE ANNUITY COMMENCEMENT DATE

The amount payable, if any, on or after the Annuity Commencement Date depends on the fixed income option selected. However, in all cases if an Owner dies on or after the Annuity Commencement Date, any remaining interest in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death. In addition, please carefully note the following:

IF:

•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	The entire guaranteed amount in the Policy has not been paid;

THEN:

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•	The remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	You are the Owner and Annuitant; and
•	You die after the Annuity Commencement Date; and
•	The fixed income option you selected did not have or no longer has a guaranteed period;

THEN:

•	No additional payments will be made.

BENEFICIARY CONTINUATION

Spousal Continuation

Spousal continuation provisions may be exercised upon the death of the Owner/Annuitant (when the same person) or death of the Owner (when the Owner and Annuitant are not the same person) during the accumulation phase. In such circumstances, the spousal beneficiary may elect to continue the Policy in his or her own name as the new Owner and Annuitant. The Policy Value will be adjusted to an amount equal to the death benefit amount payable to the spousal beneficiary determined upon such election and receipt of due proof of death.

The terms and conditions of the Policy that applied prior to the decedent’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.

See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust, and the spouse of the decedent is the sole grantor, trustee, and beneficiary of the trust, and the trust is using the spouse of the decedent’s social security number at the time of claim, she or he shall be treated as the decedent’s spouse. In those circumstances, the decedent spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant’s spouse is the sole primary beneficiary of the Annuitant’s interest in such account, the Annuitant’s spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

If the Policy is continued, all current surrender charges at the time of continuation will be waived. Any premium payments received after the time of continuation will be subject to any applicable surrender charges.

Non-Spouse Beneficiary Continuation

Non-spouse beneficiary continuation provisions may be exercised upon the death of the Annuitant when the Owner and Annuitant are the same person. For a beneficiary who elects to receive the death benefit in a form other than a lump sum (for example, a 5-year delay or a non-qualified stretch), the Policy Value will be adjusted to equal the death benefit payable to that beneficiary determined upon such election and receipt of due proof of death. See TAX INFORMATION for a more detailed discussion of the distribution options and requirements that apply under the Policy in accordance with the Internal Revenue Code.

The terms and conditions of the Policy that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the beneficiary continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.

Current surrender charges will be waived. However, any premium payments received after the beneficiary elects their form of distribution (for example a 5-year delay or non-qualified stretch) will be subject to any applicable surrender charges.

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Investments in Allocation Accounts Upon Continuation

At the time that the Policy is continued, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any death benefit in excess of the Policy Value will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

If a Crediting Period for an Allocation Account ends while the death claim is pending, Policy Value invested in that Allocation Account will be automatically reinvested in the same Allocation Account based on the applicable rates for the new Crediting Period, provided that the same Allocation Account is available for investment. If the same Allocation Account is not available for investment, the Policy Value will be automatically transferred to the Fixed Holding Account until the death claim can be processed. Once the death claim is processed, we must receive new allocation instructions for that Policy Value within 30 days of continuation or it will be automatically allocated to the Default Option, as described above.

Re-Election of GMDB Rider Upon Continuation

If a Policy has a GMDB rider when the death benefit becomes payable or a one-time adjustment to the Policy Value as described in this section occurs, the rider will terminate upon our receipt of due proof of death of the decedent.

When the Policy is continued by a surviving spouse upon payment of a death benefit, the surviving spouse may re-elect the GMDB rider under the Policy, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above. A non-spouse beneficiary who continues the Policy upon payment of the death benefit cannot re-elect the GMDB rider.

Upon the death of an Annuitant who is not an Owner, the surviving Owner may re-elect the GMDB rider under the Policy following the one-time adjustment to Policy Value, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

Re-election is available only if the Annuitant has not reached the age of 81 at the time of the re-election.

If you re-elect the optional GMDB rider, you will be subject to an additional fee. The fee (if any) depends on the Annuitant’s age at the time your re-election request is received in good order. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.

ANNUITY PAYMENTS (THE INCOME PHASE)

Upon the Annuity Commencement Date, your annuity switches from the accumulation phase to the income phase. You may use the Policy Value, or the Minimum Required Cash Value, if greater, on the Annuity Commencement Date to purchase one or more fixed income options. The annuity payments will be made to the Payee(s).

You can generally change the Annuity Commencement Date by giving us 30 days’ Written Notice. Unless required by state law this date cannot be earlier than the third Policy Anniversary. The latest Annuity Commencement Date generally cannot be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law).

Before the Annuity Commencement Date, if the Annuitant is alive, you may choose a fixed income option or change your election. Once proceeds become payable and a fixed income option has been selected, we will issue a supplementary contract to reflect the terms of the selected option. The contract will name the Payee(s) and will describe the payment schedule.

Your Policy may not be “partially” annuitized. For example, you may not apply a portion of your Policy Value to a fixed income option while keeping the remainder of your Policy Value in the accumulation phase.

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Risk of Annuitizing Prior to the End of a Crediting Period

The Policy allows annuitization at times that may not correspond to the end of a Crediting Period. If the Policy is annuitized before the end of a Crediting Period for an Index Account Option, the amount from that Index Account Option being annuitized will be calculated based on an Interim Value. An Interim Value could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the income phase.

If your Policy is annuitized when you have multiple ongoing Crediting Periods for Index Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Index Account Options. As such, for as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value.

Fixed Income Options

The Policy provides several fixed income options that are described below. Each fixed income option provides for fixed annuity payments, meaning that the amount of each payment will be set on the Annuity Commencement Date and will not change.

The amount payable under a fixed income option is determined based on the amount applied to a fixed income option and the minimum guaranteed interest rate tables and mortality tables included in your Policy. Payments at the time of their commencement will not be less than those that would be provided by the application of the Policy proceeds to purchase a single premium immediate annuity policy at purchase rates offered by the Company at the time to the same class of Annuitants.

You must decide if you want your annuity payments to be guaranteed for the Annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain or guaranteed amount with a lifetime guarantee (e.g., Life with 10 Years Period Certain, or Guaranteed Return of Policy Proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

Payments will be made at 1-, 3-, 6-, or 12-month intervals. We reserve the right to avoid making payments of less than $20.00. Certain income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code. If the proceeds are less than $2,000, we reserve the right to pay them out as a lump sum instead of applying them to a fixed income option. We may require proof of age before making annuity payments.

A charge for premium taxes may be made when annuity payments begin.

The fixed income options currently available are explained below. You may choose any combination of these fixed income options. Certain fixed income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code.

Income for a Specified Period. We will make level annuity payments only for a fixed period that you choose. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. In the event of the death of the person receiving payments prior to the end of the fixed period elected, payments will be continued to that person’s beneficiary. No funds will remain at the end of the period.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. This will be a series of level annuity payments followed by a smaller final annuity payment. In the event of the death of the person receiving payments prior to the time Policy proceeds with interest are exhausted, payments will be continued to that person’s beneficiary.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Life Income. You may choose between:

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•

Life Only – Payments will be made only during the Annuitant’s lifetime. The last annuity payment will be the payment immediately before the Annuitant’s death. If you choose this option and the Annuitant dies before the due date of the first annuity payment, no payments will be made.

This option is not available if the Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the Annuitant’s lifetime or ten years.
•

Guaranteed Return of Policy Proceeds – Payments will be made for the longer of the Annuitant’s lifetime or until the total dollar amount of payments made to you equals the amount applied to this option.

Joint and Survivor Annuity. You may choose:

•

Life Only – Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of your selection. Annuity payments will be made as long as either person is living. If you choose this option and both joint Annuitants die before the due date of the first annuity payment, no payments will be made.

This option is not available if an Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.

Other fixed income options may be arranged by agreement with us. Some fixed income options may not be available for all Policies or all ages, or we may limit certain fixed income options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY IF:

•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	The Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity;

THEN:

•	We may make only one (two, three, etc.) annuity payments.

IF:

•	You choose Income for a Specified Period, Life Income – Life with 10 Years Certain, Life Income – Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	The person receiving annuity payments dies prior to the end of the guaranteed period;

THEN:

•	The remaining guaranteed annuity payments will be continued to a new Payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.

You must annuitize your Policy no later than the latest Annuity Commencement Date. If you do not elect a fixed income option by the latest Annuity Commencement Date, the default fixed income option will be Life with 10 Years Certain unless we agree to another method of payment.

Please note, all benefits (including guaranteed minimum death benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the applicable fixed income option.

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TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not exhaustive, does not purport to cover all situations, and is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflect our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service (“IRS”). The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult your own financial professional about your own circumstances. The Company makes no guarantee regarding any tax treatment — federal, state, or local — of any Policy or of any transaction involving a Policy.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of Policy- qualified or nonqualified.

If you purchase the Policy as an individual retirement annuity (“IRA”) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit-sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a deferred annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions you can make annually to a qualified Policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a Policy’s provisions, the plan’s provisions will control.

If you purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.

You will generally not be taxed on increases in the value of your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.

The IRS has not reviewed the Policy for qualification as an IRA or otherwise and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.

Tax Status of a Nonqualified Policy

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distributions must begin no later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the policy, then the policy may be continued

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with the surviving spouse as the new Owner. If any Owner is a non-natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Recharacterization. In some circumstances, the IRS and courts have recharacterized variable annuity policies by treating the policyholder, for federal income tax purposes, as owning the separate account assets on which the policy is based. The IRS guidance in this area has focused on whether the policyholder has excessive control over the separate account assets. Such control may exist if the policyholder can allocate amounts under the policy to purchase specific assets within the separate account that also are available outside of the policy. In addition, the IRS and courts considered whether the variable annuity holder’s position is substantially identical to what it would have been if the holder had purchased the separate account assets directly, rather than having purchased a variable annuity policy. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on policyholder control or similar tax principles apply, the tax-deferred status of the policy may be adversely affected. For example, the owner of the policy could be taxed annually on the income and gains attributable to the assets that determine the policy values and benefits.

We do not believe that these authorities or tax principles should apply to this Policy. Although we hold certain amounts attributable to the Policy in our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, our obligations under the Policy are independent of the investment performance of the Separate Account. In addition, allocations under the Policy to the Index Account Options are distinguishable from a direct investment in the assets comprising the corresponding indexes, including any exchange-traded fund that we choose as an index. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the Policy. We reserve the right to amend this Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Policy’s tax status or to conform the Policy to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule for certain types of trusts and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional.

Annuity Commencement Date. If the Policy’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, e.g., past age 95, it is possible that the Policy would not be treated as an annuity for federal income tax purposes. In that event, any increases in the Policy Value could be currently includable in the Owner’s income.

The remainder of the discussion in this TAX INFORMATION section assumes that the Policy qualifies as an annuity policy for federal income tax purposes.

Taxation of a Nonqualified Policy in General

Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Different Individual Owner and Annuitant

If the Owner and Annuitant on the Policy are different, there may be negative tax consequences and uncertainty regarding how federal income tax rules apply to the Policy. You should consult your legal counsel or financial professional if you are considering

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designating a different individual as the Annuitant on your Policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in your Policy and the dates will be the same. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your Policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the Annuity Payment Option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments are includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income.

If you select more than one Annuity Payment Option, special rules govern the allocation of the Policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option and the tax treatment of other distributions from the Policy thereafter. You should consult a competent financial professional as to the potential tax effects of allocating less than the full Policy Value to any particular Annuity Payment Option.

If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may be allowable as a tax deduction. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

Taxation of Surrenders and Withdrawals—Nonqualified Policies

When you surrender your Policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary income tax rates rather than capital gains tax rates.

The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts:

(1) paid on or after the taxpayer reaches age 59 1/2; (2) paid on or after the Owner (or where the Owner is a non-natural person, the primary Annuitant) dies; (3) attributable to the taxpayer becoming disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity (as defined in the Code); or (6) allocable to “investment in the policy” made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that an individual is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

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Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, there is some uncertainty regarding whether and how certain of the exceptions apply in the case of a Policy issued to a non-natural person, such as a trust. You may wish to consult a financial professional for more information regarding the imposition of the penalty tax.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution (other than annuity payments) occurs. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, a surrender, or an annuity payment that is taxable and the amount that might be subject to the 10% penalty tax described above. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with your financial professional regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified Policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If you exchange part of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be increased by a pro rata portion of the “investment in the policy” that you exchanged. In either case, your Policy Value immediately after the exchange may exceed your “investment in the policy.” That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).

If you exchange part of an existing contract for the Policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in your income and subject to a 10% penalty tax.

You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if you may take a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare tax thresholds have been met. As such, distributions from your qualified Policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes.

However, individuals in such other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts should be

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includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as withdrawals; or (3) if distributed under an Annuity Payment Option, these amounts are taxed as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional death benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with an optional benefit as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your financial professional prior to selecting any optional benefit under the Policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner or to a person that is more than 371/2 years younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The Policy is designed for use with several types of tax-qualified individual and employee-sponsored retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities (IRAs). In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount

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specified in the Code for the year, except in the case of nontaxable transfer or a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1/2 are subject to a 10% penalty tax (unless certain exceptions apply).

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.

Distributions from SIMPLE IRAs generally are subject to the same rules that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

Effective for tax years beginning after December 31, 2022, under the SECURE 2.0 Act of 2022, SEP IRAs and SIMPLE IRAs may now also be designated as Roth IRAs, as discussed below. Should an employee elect for their SIMPLE or SEP IRA contributions to be made to a Roth IRA, distributions from such, will be treated the same as distributions from any Roth IRA.

The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1/2, to pay for qualified first-time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this Policy for qualification as a Roth IRA or otherwise and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events

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have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b)-plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) Policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax-exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners—Qualified Policies

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Withdrawals—Qualified Policies

In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ in some respects from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the Policy.

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Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.

When you pass away, if you have not named an individual beneficiary (for example, you named your estate as beneficiary or didn’t name a beneficiary at all) then generally the entire remaining balance of your qualified plan must be distributed by the end of the 5th year following your death (and if required distributions began prior to your death then the remaining balance also must be distributed at least as rapidly as it was during your life). If you named an individual designated beneficiary or beneficiaries, then they must withdraw the entire account by the 10th calendar year following the year of your death. If you named an “eligible designated beneficiary” or beneficiaries, they may take their distributions over the beneficiary’s life or a period not extending beyond their life expectancy. An eligible designated beneficiary includes your surviving spouse, your minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than you. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. Your minor child must still take remaining distributions within 10 years once they reach the age of majority. Additionally, your surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that you would have attained age 73, or the surviving spouse’s required beginning date. Additionally, if your surviving spouse is the sole beneficiary, he/she may be able to continue the Policy as his or her own following your death, if applicable tax rules permit.

The minimum distribution rules are complex and uncertain in certain respects. Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.

The Code generally requires that interest in a qualified Policy be non-forfeitable.

You should consult your legal counsel or financial professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a Policy for use with any qualified retirement plan or arrangement.

Withholding

The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

In some cases, we may be required to withhold federal income taxes from amounts that are transferred from your Policy to a state’s

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unclaimed property fund. The amount transferred also may be subject to federal income tax reporting.

Annuity Purchases by Residents of Puerto Rico

The IRS has stated that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Possible Tax Law Changes

Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.

We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

DISTRIBUTION

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (TCL), for the distribution and sale of the Policies. We are affiliated with TCL through common control, as we and TCL are both subsidiaries of Aegon USA.

TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.

We pay commissions to TCL, which are passed through to selling firms. (See below). We also pay TCL an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the Policies. TCL may market the Policies through bank-affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the Policies. We pay commissions through TCL to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement and the share purchased, but the commission range is from 0.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers) and from 0% up to 1.5% of policy value.

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To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCL may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCL and we or our affiliates may pay all or a portion of the cost of TCL’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our Policies and provide TCL with capital payments that are not contingent on sales.

TCL’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness, or loan guarantees.

Additional Compensation That We, TCL and/or Our Affiliates Pay to Selected Selling Firms. TCL, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCL and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

During 2024, in general, payments calculated as a percentage of sales ranged from 0.10% to 0.50% on sales and 0.05% to 0.15% on assets under management (AUM).

No specific charge is assessed directly to owners of the Policy to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on Transamerica Capital, LLC’s ability to perform under its principal underwriting agreement or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Policy. Instructions on how to obtain the Statement of Additional Information are included on

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the back cover page.

OTHER INFORMATION

Sending Forms and Transaction Requests in Good Order

Oral requests may be made by contacting the Transamerica Customer Care Group at (800) 525-6205. Written requests may be made by mailing to Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C St. SW, Cedar Rapids, IA 52499.

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the accounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; social security number or taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us, and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative(’s), can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. If the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all Owners’ privileges.

Timing of Payments

Payment of any amount due from the Policy for a Surrender, withdrawal, or death proceeds will generally occur within seven days from the date we receive in good order all required information. We may defer payments or transfers from the Policy if:

•	The New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	An emergency exists as defined by the Securities and Exchange Commission (SEC) or the SEC requires that trading be

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restricted; or
•	The SEC permits a delay for the protection of Owners.

When permitted by law, we may defer payment of any withdrawals or Surrender proceeds from the Policy for up to 6 months from the date we receive your request. If the Owner or Annuitant dies after the request is received, but before the request is processed, the request will be processed before the death proceeds are determined. Interest may be paid on any amount deferred for 30 days or more, based on the Index Account Option(s) selected. For amounts allocated to the Fixed Account and Fixed Holding Account and the Performance Lock Account, the interest rate will be the guaranteed minimum effective annual interest rate specified by the Policy, unless otherwise required by law. If we delay payment of any transactions as noted above, we will disclose to you the specified date on which the above transactions will be effective and the reason for the delay.

We may defer payment of any amount until your premium payment check has cleared your bank.

Minimum Required Cash Value

Benefits available under this Policy, including any paid-up annuity values, cash values, or death benefits, will not be less than the minimum benefits required by applicable state law. Minimum benefits will be increased to reflect any guaranteed additional amounts credited to the Policy and will be decreased by prior withdrawals.

The Minimum Required Cash Value is the amount prescribed by applicable state non-forfeiture law, and is the minimum amount required to be paid to you on Surrender. The Minimum Required Cash Value is equal to the sum of:

1.

87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account and the Performance Lock Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account and the Performance Lock Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the minimum non-forfeiture interest rate applicable to your Policy; and

2.	The Index Account portion of the Policy Value less the surrender charge attributable to the Index Account.

Adjustments for Index Splits

Adjustments may be made to Index Values so that any Index performance calculations are not affected by an Index stock or other split (a multiplying or dividing of an Index’s share count that affects the Index’s price).

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.

Contract Terms

The entire contract between you and the Company consists of the Policy and any applications, endorsements, or riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted. No change to the contract is valid unless made in writing by us and approved by one of our authorized officers.

No registered representative has authority to change or waive any provision of the policy.

Regulatory Modifications to Policy

We reserve the right to amend the Policy, including any riders or endorsements, as necessary to comply with specific direction provided by our state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements. The Policy is intended to qualify as an annuity contract for federal income tax purposes. The provisions of the Policy are to be interpreted to maintain such qualification, notwithstanding any other provisions to the contrary. To maintain such tax qualification, we reserve the right to amend the Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate

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to maintain such tax qualification or to conform the Policy to any applicable changes in the tax qualification requirements. Any such amendment will be filed with and approved by the appropriate regulatory authorities prior to use. We will send you a copy in the event of any such amendment. If you refuse such an amendment, you must provide Written Notice to us, and your refusal may result in adverse tax consequences.

Certain Offers

We may pay you more than your then current Policy Value for your voluntary participation in certain promotional offerings. We will notify you of the terms of any such programs.

Age or Sex Corrections and Evidence of Survival

We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Policy are made, including annuity payments. If the age and/or sex of the Annuitant or Owner is incorrectly stated, we will base any such payment on the Annuitant’s or Owner’s correct age and/or sex, if applicable. If required by law to ignore differences in the sex of the Annuitant, annuity payments will be determined using the unisex factors. Any underpayment made by us will be paid with the next payment. Any overpayment by us will be deducted from future payments. Any underpayment or overpayment will include annual interest at a rate of 1% per year, from the date of the underpayment or overpayment to the date of the adjustment. We have the right to reasonably require satisfactory evidence that a person is alive if a payment is based on that person being alive.

Rights of Ownership

You, as Owner of the Policy, exercise all rights under the Policy. For example, subject to limitations, you can assign this Policy with our consent, Surrender the Policy to us, amend or modify the Policy with our consent, receive annuity payments or name a Payee to receive the payments, and exercise every other right and benefit contained in the Policy. The use of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of the spouse in a community or marital property state. Unless we have been notified of a community or marital property interest in this Policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry. We reserve the right to refuse our consent on a non-discriminatory basis with respect to any action under the Policy that requires our consent.

Change of Ownership

You can change the Owner of this Policy from yourself to a new Owner with our consent. We reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send Written Notice, to our Administrative Office, which contains all necessary information to make the change. Any Owner change made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our consent. No change will apply to any payment we made before the Written Notice was received. We may require that the change be endorsed in the Policy. Changing the Owner does not change the beneficiary or the Annuitant. A change of ownership may result in adverse tax consequences.

Change of Annuitant

Once this Policy is issued, generally, the Annuitant cannot be changed. In certain circumstances the Annuitant can be changed, such as when the Policy is transferred pursuant to a divorce or when a Policy is continued by a surviving spouse.

Assignment

This Policy may be assigned with our consent. To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send written requests, to our Administrative Office, which contains all necessary information to make the change. Any assignment made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our prior approval. We assume no responsibility for the validity of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. Assignment of this Policy may result in adverse tax consequences.

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Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement, or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for Owners, the Annuitant, beneficiaries, Payees, and other relevant parties. Such updates should be communicated in a form and manner satisfactory to us.

Reports to Owners

We will give you a report at least once each Policy Year. This report will show any information required by law or regulation and will be mailed to your last known address as shown in our records or otherwise provided to you according to your preferences. The information provided will be as of a date not more than four months prior to the date of the mailing. We will provide copies of the report available to you upon written or oral request at no additional cost.

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APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

INDEX ACCOUNT OPTIONS

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at transamerica.com/individual/annuities/registered-index-linked-annuities.

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See INDEX ACCOUNT OPTIONS in the prospectus for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS for more information about Interim Value Adjustments.

BASIC INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A

Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
First Trust Equity Edge IndexTM1, 2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A

[1]	This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the

Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
[2]

The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[3]

This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

[4]

Even though this Index is composed of dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

ENHANCED INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)	Best Entry Initial Index Value Reset Feature
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%

[1]

This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[2]

The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. In the future, if we offer a new Index Account Option that includes a Buffer:

•	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
•

For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

In the future, if we offer a new Index Account Option that includes Cap or Participation:

•	The lowest Cap Rate that may be established under the Policy is 2%.
•

For Policies with applications signed prior to May  1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

We reserve the right to offer new Index Account Options with Downside Protection Types other than Buffer, and Growth Opportunity Types other than Cap or Participation, in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period we will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%

State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D – State Variations.

APPENDIX B

REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS

UNDER GMDB RIDER

Adjusted Withdrawals. If the GMDB rider is part of your Policy, and you take a withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal.

The formula is AW = DP x (GW/PV) where:

AW is the adjusted withdrawal

DP is the death proceeds prior to the withdrawal = greater of PV or GMDB

GW is the gross withdrawal

PV is the Policy Value prior to the withdrawal

GMDB is the guaranteed minimum death benefit prior to the withdrawal

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and Policy Value.

Example 1: Death Proceeds Greater than Policy Value

Assumptions:

GMDB = $75,000

PV = $50,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$50,000) = $23,241

Reduction in guaranteed minimum death benefit	= $	23,241
Summary:
Reduction in Policy Value	= $	15,494
New guaranteed minimum death benefit amount	= $	51,759
New Policy Value (after withdrawal)	= $	34,506

The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.

Example 2: Death Proceeds Equal to Policy Value

Assumptions:

GMDB = $50,000

PV = $75,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$75,000) = $15,494

B-1

Reduction in guaranteed minimum death benefit	= $	15,494
Summary:
Reduction in Policy Value	= $	15,494
New guaranteed minimum death benefit amount	= $	34,506
New Policy Value (after withdrawal)	= $	59,506

The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.

These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdraw.

B-2

APPENDIX C

ADDITIONAL INDEX INFORMATION

S&P 500® INDEX

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Transamerica Life Insurance Company (TLIC). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx®, and CDX® are trademarks of S&P Global Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by TLIC. It is not possible to invest directly in an index. Transamerica Structured Index Advantage® Annuity are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Transamerica Structured Index Advantage® Annuity or any member of the public regarding the advisability of investing in securities generally or in Transamerica Structured Index Advantage® Annuity particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to TLIC with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to TLIC or the Transamerica Structured Index Advantage® Annuity. S&P Dow Jones Indices have no obligation to take the needs of TLIC or the owners of Transamerica Structured Index Advantage® Annuity into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Transamerica Structured Index Advantage® Annuity. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. §77k(a), or tax advisor. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY TLIC, OWNERS OF THE TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED, AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND TLIC OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FIDELITY WORLD FACTOR LEADERS INDEXSM 0.5% AR

The Fidelity World Factor Leaders IndexSM 0.5% AR (the “Index”) is an equity index, offering exposure to US and Developed non-US companies with attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader world market and is a product of Fidelity Product Services LLC (“FPS”). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Transamerica Life Insurance Company (TLIC) on behalf of Transamerica Structured Index Advantage® Annuity. The Index is the exclusive property of FPS and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of TLIC, the Transamerica Structured Index Advantage® Annuity, or the Transamerica Structured Index Advantage® Annuity contract owners. The Transamerica Structured Index Advantage® Annuity is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index.

FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the Transamerica Structured Index Advantage® Annuity contract owner, TLIC, or any member of the public regarding the advisability of purchasing annuities generally or the Transamerica Structured Index Advantage® Annuity particularly, the legality of the Transamerica Structured Index Advantage® Annuity under applicable federal securities, state insurance and tax laws, the ability of the Transamerica Structured Index Advantage® Annuity to track the performance of the Index, any other index or benchmark or general market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by TLIC, the Transamerica Structured Index Advantage® Annuity, Transamerica Structured Index Advantage® Annuity contract owners, or any other person or entity. FPS does not provide investment advice to TLIC with respect to the Transamerica Structured Index Advantage® Annuity, to the Transamerica Structured Index Advantage® Annuity, or to Transamerica Structured Index Advantage® Annuity contract owners. TLIC exercises sole discretion in determining whether and how the Transamerica Structured Index Advantage® Annuity will be linked to the value of the Index. FPS does not provide investment advice to the Transamerica Structured Index Advantage® Annuity, the Transamerica Structured Index Advantage® Annuity contract owners, or any other person or entity with respect to the Index and in no event shall any Transamerica Structured Index Advantage® Annuity contract owner be deemed to be a client of FPS.

Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to TLIC with respect to the Transamerica Structured Index Advantage® Annuity. In the event that the Index is no longer available to the Transamerica Structured Index Advantage® Annuity or Transamerica Structured Index Advantage® Annuity contract owners, TLIC may seek to replace the Index with another suitable index, although there can be no assurance that one will be available.

FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the annuity.

FIRST TRUST EQUITY EDGE INDEXTM

The First Trust Equity Edge IndexTM (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.

The daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one-year period would be approximately 0.55% higher. While this performance adjustment is not a charge under the Policy, it reduces the performance of the Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to the Index.

The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly. The Index is calculated without any adjustment for dividends.

The first underlying index is the Nasdaq US Rising Dividend Achievers™ Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five-year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US Benchmark™ Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.

The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).

The First Trust Equity Edge IndexTM is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

The First Trust Equity Edge Index (“FTIS Index”) is a product of FT Indexing Solutions LLC (“FTIS”) and is administered and calculated by Bloomberg Index Service Limited and its affiliates (collectively, “BISL”). FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Bloomberg, Transamerica Life Insurance Company, Money Services, Inc. and Transamerica Capital, LLC (“Transamerica”) in connection with the FTIS Index and the Transamerica Structured Index Advantage® products.

The Nasdaq U.S. Rising Dividend AchieversTM INDEX (“Nasdaq Index”) is a product of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). Nasdaq® and NASDAQ U.S. RISING DIVIDEND ACHIEVERSTM are trademarks of Nasdaq. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products.

The Value Line Dividend Index (“Value Line Index”) is a product of Value Line, Inc. (“Value Line”). VALUE LINE® and VALUE LINE DIVIDEND INDEXTM are trademarks of Value Line. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products. The FTIS Index is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in the FTIS Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P., BISL, and their affiliates (“Bloomberg”) are not affiliated with First Trust. Bloomberg’s relationship to First Trust is only (1) in the licensing of the FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM trademarks and (2) to act as the administrator and calculation agent of the FTIS Index. Bloomberg does not guarantee the timeliness, accurateness, or completeness of the FTIS Index or any data or information relating thereto and shall have no liability in connection with the FTIS Index or any data or information relating thereto.

Transamerica Structured Index Advantage® products is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, Bloomberg, Nasdaq, Value Line, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Transamerica Structured Index

Advantage® products. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Nasdaq Index, or Value Line Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Nasdaq Index, or Value Line Index particularly, or the ability of the FTIS Index, Nasdaq Index, or Value Line Index to track general stock market performance. The Companies’ only relationship to Transamerica is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Nasdaq Index, and Value Line Index, which are determined, composed and calculated without regard to Transamerica or Transamerica Structured Index Advantage® products. The Companies have no obligation to take the needs of Transamerica, or the owners of Transamerica Structured Index Advantage® products, or the sponsors or owners of products based on the FTIS Index, Nasdaq Index, or Value Line Index into consideration when determining, composing, or calculating the FTIS Index, Nasdaq Index, or Value Line Index. The Companies are not responsible for and have not participated in the determination or calculation of Transamerica Structured Index Advantage® products. There are no assurances from the Companies that products based on the FTIS Index, Nasdaq Index, or Value Line Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY OR OF PRODUCTS BASED ON THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN TRANSAMERICA AND THE COMPANIES.

iSHARES® RUSSELL 2000 ETF

The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.

iSHARES® U.S. TECHNOLOGY ETF

The iShares® U.S. Technology ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® U.S. Technology ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® U.S. Technology ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.

APPENDIX D

STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Policies we issue. References to certain state’s variations do not imply that we actually offer Policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.

California. The Policy may be canceled by returning the policy form. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the Fixed Holding Account for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel.

No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.

The minimum amount that will be paid on Surrender is equal to the sum of (1) and (2), where: (1) is the Fixed Account portion of the Minimum Required Cash Value, equal to the greater of (a) and (b), where: (a) equals 87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the Minimum Nonforfeiture Interest Rate; and (b) equals the present value of the Fixed Account and Fixed Holding Account portions of the maturity value of the paid up annuity benefit which would provided at maturity. (2) is equal to the Index Account portion of the Policy Value less the surrender charge attributable to the Index Account(s).

Florida. Owners have a 21 day right to cancel period. The Annuity Commencement Date is not allowed until after the first Policy Anniversary. If the Company defers payments or transfers from the Policy, the interest rate will be the Moody’s Corporate Bond Yield Average – Monthly Average Corporate as of the date the request or claim is received. The service charge will be deducted from the Policy Value’s earnings, if available.

Idaho. For policy applications signed prior to February 18, 2025: If we defer payment of a cash surrender value, we will pay interest at the rate specified in the Idaho Code.

Massachusetts. For policy applications signed prior to February 18, 2025: No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.

Montana. For policy applications signed prior to February 18, 2025: For the death benefit, upon receipt of satisfactory proof of death in Good Order and written directions from each eligible beneficiary how they wish to receive the amount payable, we will pay the death benefit(s) within 60 days. If payment of death benefits is made more than 30 days after such receipt and direction, we will pay interest from the 30th day to the date of payment at a rate not less than required by applicable Montana statutes.

Oregon. During the right to cancel period, the Owner will receive return of premium. A Fixed Account will always be offered. The unemployment waiver is not available. No Premium Tax assessed. The guaranteed minimum effective annual interest rate is 1.00%. Deferment of annuity payments is not permitted.

Pennsylvania. For policy applications signed prior to February 18, 2025: Under the Nursing Care and Terminal Condition Waiver, for purposes of serving the 30-day confinement period, separate periods of confinement in a Hospital or Nursing Facility for the same cause or causes will be treated as one continuous period of confinement if such periods of confinement occur within six months of one another.

Rhode Island. For policy applications signed prior to February 18, 2025: For the death benefit, we will pay interest on the amount payable to the eligible recipient at a rate of 9.00% per annum from the date of death to the date of payment of the death benefit.

South Carolina. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

Tennessee. For policy applications signed prior to February 18, 2025: No Unemployment Waiver.

Utah. For policy applications signed prior to February 18, 2025: No Unemployment Waiver. Premiums are only allowed within the first 3 Policy Years. We will process the Surrender or withdrawal within no more than 20 days of receiving the request in Good Order (i.e., we have no right to delay payment for up to six months).

D-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1, 2025 contains more information about the Company and the Policy. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, transamerica.com/individual/annuities/registered-index-linked-annuities. For a free paper copy of the SAI, to request other information about the Policy, and to make investor inquiries call us at (800) 525-6205 or write us at:

Transamerica Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No.: C000257933

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Life Insurance Company

Transamerica Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Structured Index Advantage® Annuity (the “policy”) offered by Transamerica Life Insurance Company (“us,” “we,” “our,” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2025, by calling (800) 525-6205, or writing us at the addresses listed above. The prospectus sets forth information that an investor should know about the policy. Special terms used in this Statement of Additional Information but not defined herein have the same meaning as in the prospectus.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy.

Dated: May 1, 2025

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INFORMATION ABOUT US

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Cybersecurity (continued from “Principal Risks” section of the Prospectus)

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is Doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

Information Security and Privacy Regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New York Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-

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covered employee benefit plans, including health and welfare plans.

Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and

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regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

THE POLICY — GENERAL PROVISIONS

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest.

Due Proof of Death

Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death.

Non-Participating

The policy will not share in our surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to the annual service charge and the surrender charges, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.

Default Option

Under certain circumstances as described in the prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending this prospectus.

Annuity Payment Options

During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under Life Income with fixed payments for 10 years certain using the existing Policy Value or the Fixed Account and Fixed Holding Account portions of the Minimum Required Cash Value plus the Index

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Account(s) portion of the Policy Value, if greater, to purchase one or more fixed income options. The default options may be restricted with respect to Qualified Policies.

The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.

A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant’s actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Fixed Payment Options. The dollar amount of the fixed annuity payments will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. Annuity payments for the guaranteed fixed income options of Income for a Specified Period and Income of a Specified Amount are based on the minimum guaranteed interest rate of 0.25%. Annuity payments for the guaranteed fixed income options of Life Income and Joint and Survivor are based on the minimum guaranteed interest rate of 0.25% and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed Annuity Commencement Date of 2020. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. For certain Qualified Policies the use of unisex mortality tables may be required.

ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS

Interim Value Index Credit Rate

We calculate the Interim Value Index Credit Rate using the formula below, which looks to changes in the values of certain financial instruments, including derivative instruments referencing the Index (Option Value) and fixed income instruments (Bond Reference Portfolio Yield). The values of these instruments can be affected by factors such as Index performance, volatility, and interest rates. This formula is designed to produce an estimated fair value for your investment in the Index Account Option.

The Index Credit Rate is calculated using the following formula: (1) + ((2)*(3)), where:

(1)	Is the option rate on any Business Day prior to the end of the Crediting Period. It is determined as [C – D * E], where:

C = the Option Value on any Business Day prior to the end of the Crediting Period;

D = the Option Value on the first day of the Crediting Period; and

E = the calendar days remaining in the Crediting Period divided by the days in the Crediting Period.

(2)	Is the bond rate on any Business Day prior to the end of the Crediting Period. It is determined as [(1 + F) – H – (1 + G) –H], where:

F = the Bond Reference Portfolio Yield on any Business Day prior to the end of the Crediting Period;

G = the Bond Reference Portfolio Yield on the first day of the Crediting Period; and

H = the calendar days remaining in the Crediting Period divided by 365.25.

(3)	is 1 minus the calendar days remaining in the surrender charge period divided by the days in the surrender charge period.

The assets backing the Index Account Option will be invested in a combination of fixed income assets and derivatives in order to provide for the amounts credited. The Interim Value calculation accounts for changes in both of these pieces, with (1) above accounting for changes in the underlying derivatives, and (2) accounting for changes in the underlying fixed income assets. Both (1) and (2) can be either positive or negative depending on the situation. The impact of (3) is to reduce the influence the bond rate has on the interim value during the surrender charge period. This helps to better align interim values with the way we invest. Note that (1) can be negative even if there is positive Index performance because of changes in market variables, such as volatility. The Interim Value is designed to approximate the change in market value of the liability at a given point in time and does not relate directly to the underlying assets and derivative instruments used to manage the risks. Although there may be changes from time to time in the underlying investment strategy, these are not expected to change the calculation.

Calculating Option Value

The Option Values in (1) will be the fair value of hypothetical derivatives that match the policyholder payoff. The derivatives used in the fair value calculation will depend on the upside and downside payoff types the policyholder chooses. All Index Account Option

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payoffs can be classified as basic or enhanced. The basic options include all Index Account Options other than Best Entry. Best Entry is classified as an enhanced option. The Option Values for both Basic and Enhanced Index Account Options are dependent on the input market volatilities, interest rates, and dividends, which will all be provided by a third-party data provider.

For all basic options, the market standard Black Scholes model will be used to find the fair value of the derivatives. For these options, the upside type can be treated as a combination of call options. The downside types can be treated as combinations of put options. The total Option Value is the sum of the upside type derivatives and the downside type derivatives. Please see section “Derivatives Descriptions” below for a definition of each of these derivatives.

For an Index Account Option with Cap and Buffer, the Option Value can be decomposed into two call options and one put option. The call options value the potential for Index gains up to the pre-specified Cap, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)

For an Index Account Option with Participation and Buffer, the Option Value can be decomposed into a single call option and one put option. The call option values the potential for Index gains using the pre-specified Participation Rate, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = Participation Rate x (at-the-money call) – (out-of-the-money put)

For the Growth Opportunity Types that are designated as “Credit Advantage,” the Credit Advantage options are valued similarly to the non-Credit Advantage Growth Opportunity Types, but with different parameters.

For Best Entry Enhanced Index Account Options, the payoffs cannot be broken down into vanilla options because the underlying options can be reset based on the Index path over the Crediting Period. The Initial Index Price can be reset if the Index falls below the Best Entry Reset Threshold on any Observation Day(s) based on the Observation Frequency. Because these options are path dependent, there is no applicable closed-form solution like Black-Scholes. These Index Account Options will require the use of more complex methods to price. The Monte Carlo simulation method will be used to price these options. A market standard model that can describe all possible Index move trajectories is calibrated to relevant financial market inputs. The model is used to generate large numbers of possible Index paths. Along each path, the option payout is derived using the simulated Index value. The average of option payouts of all paths is taken as the value of the option. However, once a Best Entry option is beyond the last Observation Day, the Initial Index Value can no longer reset and will become like a portfolio of vanilla options. Only after the last Observation Day has ended can the Best Entry Index Account Option be valued using Black-Scholes. Before the last Observation Day, Best Entry must be valued using the Monte Carlo method mentioned above.

Derivative Descriptions

At-the-money call: The option to buy a position in the Index on the term end date at a strike price equal to the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the Initial Index Value and 0.

Out-of-the-money call: The option to buy a position in the Index on the term end date at a strike price greater than the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the strike price and 0.

Out-of-the-money put: The option to sell a position in the Index on the term end date at a strike price less than the Initial Index Value. On the term end date, the option’s value is the maximum of the strike price minus the Final Index Value and 0.

Calculating Bond Reference Portfolio Yield

The fixed income index used to calculate (2) will be the Bloomberg Barclays US Corporate Index. (2) will not differ by crediting type but will be the same for each segment with identical tenor and term start date. If the index value is not published on the Interim Value calculation date, the close price of the previous Business Day will be used. Should the fixed income index be discontinued, Transamerica reserves the right to choose an appropriate replacement.

Example of Interim Value Calculations

Several examples of the Interim Value calculation are shown below. These examples assume $100,000 is allocated to a Basic Index Account Option, of which 2% is used by us to buy options. The Crediting Period is assumed to be 3 years as well for the examples, and the initial Bond Reference Portfolio Yield is assumed to be 2%.

●	Example 1 illustrates the calculation at the start of the period, prior to any economic changes. As expected, the Interim Value is equal to the initial $100,000 allocation.

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Example 2 shows what happens when the Option Value increases. One of the primary reasons that this would occur would be the situation where the underlying Index has increased in value, however there could be other reasons, e.g., due to changes in volatility, interest rates, etc. This example also assumes that there is one year remaining. As expected, the increase in Option Value leads to an Interim Value that is higher than the original $100,000 allocation.

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Example 3 is similar to Example 2 except it shows the situation where the Option Value has decreased, and also there is more time left. As expected, the Interim Value declines in this situation due to the decline in option values.

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Example 4 illustrates what happens when the Bond Reference Portfolio Yield increases 2%. In this case, the underlying fixed income asset values decrease, but the Interim Value increases due to the grading factor which reduces the influence of the bond rate on the Interim Value.

	Example 1	Example 2	Example 3	Example 4
Initial Allocation	100,000	100,000	100,000	100,000
C = current Option Value	2.00%	4.00%	-5.00%	2.00%
D = Option Value on first day of Crediting Period	2.00%	2.00%	2.00%	2.00%
Length of crediting period (calendar days):	1,095	1,095	1,095	1,095
# of days calendar days remaining:	1,095	365	730	730
E = ratio	1	0.33333	0.66667	0.66667
Bond Reference Portfolio Yield
F = Current day	2.00%	2.00%	2.00%	4.00%
G = First day of Crediting Period	2.00%	2.00%	2.00%	2.00%
H = Calendar Days remaining/365.25	2.9979	0.9993	1.9986	1.9986
Length of surrender charge period (calendar days):	2,190	1,460	1,825	1,825
# of days (calendar days) in surrender charge period:	2,190	2,190	2,190	2,190
(1)	—	0.03333	-0.06333	0.00667
(2)	—	—	—	-0.03659
(3)		0.3333	0.16667	0.16667
A = Index Base	100,000	100,000	100,000	100,000
B = Index Credit Rate	—	0.03333	-0.06333	0.00057
Interim Value	100,000	103,333	93,667	100,057

Example of Option Value Calculations

The following examples show how the Option Value can change in a Crediting Period. For all these examples, assume investment in a Basic Index Account Option, the Crediting Period is 3 years, the Index is S&P 500® Index with Initial Index Value = 3,000, the Cap Rate is 50%, and the Buffer Rate is 15%. For each example, note that the volatility will vary depending on the option being valued, however the volatility is assumed to be the same within each of these examples for simplicity.

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Example 5 shows the Option Value at the start of the Term. This is “D” in the Interim Value Index Credit Rate formula. Please note that there is no Interim Value on the first date of the Crediting Period.

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Example 6 shows the Option Value 1 year into the Crediting Period, assuming the Index has fallen -10% since inception. Please note that even though the negative return is less than the buffer, the Option Value adjustment to the Interim Value (shown as (1) in the Interim Value Index Credit Rate) is negative.

●	Example 7 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 0.33%.
●	Example 8 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 13.33%.

	Example 5	Example 6	Example 7	Example 8
Current Index Level	3,000	2,700	3,010	3,400
Index Return	0.00%	-10.00%	0.33%	13.33%
Volatility	20.00%	35.00%	10.00%	15.00%
Interest Rate	0.50.00%	0.45.00%	0.60.00%	0.55.00%
Dividend	1.00%	0.50.00%	1.50.00%	1.30.00%
Time Remaining	3	2	1	1
At-the-money call option (a)	12.72%	15.34%	3.67%	12.68%
Out-of-the-money call option(b)	2.24%	4.84%	0.00%	0.18%
More out-of-the-money put option (c)	6.87%	16.24%	0.23%	0.15.00%
Option Value(e) = a – b – c	3.61%	-5.74%	3.44%	12.35%
Option rate	N/A	-8.15%	2.23%	11.14%

Additional Examples of Interim Value Adjustments

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The examples below are intended to help you further understand how your gains and losses will be calculated before the end of a Crediting Period compared to the end of the Crediting Period. They are also intended to help you further understand how certain events, such as withdrawals and fees taken from an Index Account Option before the end of its Crediting Period, can negatively impact the value of an investment.

The examples in this appendix are organized as follows:

1.	Under “Growth Opportunity Types in Rising Markets,” the example helps show how an investment in an Index Account Option could be impacted by a rising market.
2.	Under “Buffer in Falling Markets,” the example helps show how an investment in an Index Account Option could be impacted by a falling market.
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Under “Basic Index Account Option in Volatile Market,” the examples help show how volatile markets can impact an investment in a Basic Index Account. These examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.

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Under “Best Entry Index Account Option in Rising and Falling Market,” the examples help show how a rising or falling market can impact an investment in a Best Entry Enhanced Index Account Option. These examples also show how a Credit Advantage Cap (which involves an additional fee) can impact your investment.

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Under “Credit Advantage Cap and Buffer in Volatile Market,” the examples help show how volatile markets can impact an investment with Credit Advantage Cap (which involves an additional fee) and Buffer as part of the example. Likewise, these examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.

1. GROWTH OPPORTUNITY TYPES IN RISING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change. These examples assume that you allocate $100,000 to the Basic Index Account Option Growth Opportunity Types as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, and no GMDB rider fees. All illustrated values are hypothetical.

	Cap	Participation
Initial Index Value	1,000	1,000
Interim Value Index Credit Rate at 6 months	5.00%	5.00%
Interim Value at 6 months	$100,000.00 * (1 + 5.00%) = $105,000.00	$100,000.00 * (1 + 5.00%) = $105,000.00
Final Index Value	1,100	1,100
Index Change	(1100 / 1000) – 1 = +10.00%	(1100/1000) – 1 = +10.00%
Applicable Growth Opportunity Type Rate	8.00% Cap Rate	110.00% Participation Rate
Growth Opportunity Rate Applied	Lesser of 10.00% or 8.00% = +8.00%	10.00% * 110.00% = +11.00%
Interest Credited	$100,000 * +8.00% = +$8,000.00	$100,000 * +11.00% = +$11,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $8,000.00 = $108,000.00	$100,000.00 + $11,000.00 = $111,000.00

2. BUFFER IN FALLING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a negative Index change. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Buffer Rate of 10% as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, and no GMDB rider fees. All illustrated values are hypothetical.

Buffer
Initial Index Value	1000
Interim Value Index Credit Rate at 6 months	-10.00%
Interim Value at 6 months	$100,000.00 * (1 + -10.00%) = $90,000.00
Final Index Value	800
Index Change	(800 / 1000) – 1 = -20.00%
Applicable Buffer Rate	10.00%

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Buffer Rate Applied	Lesser of 0.00% or (-20.00% + 10.00%) = -10.00%
Interest Credited	$100,000.00 * -10.00% = -10,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00—$10,000.00= $90,000.00

3. BASIC INDEX ACCOUNT OPTION IN VOLATILE MARKET

These examples are intended to show you the impact of withdrawals and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 10% and a Buffer Rate of 10%. They assume that the Cap was not designated as Credit Advantage. They assume an optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges and GMDB rider fees are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
At 3 months - Interim Value Index Credit Rate	5.00%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5.00%) = $105,000.00
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50.00% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 - ($100,000.00 * ($125.00 / $105,000.00)) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5.00%) = $104,875.00
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months - Surrender Charge Free Amount prior to withdrawal	10.00% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Index Base after withdrawal	$99,880.95 - ($99,880.95 * ($5,000.00 / $104,875.00)) = $95,119.05
At 3 months - Interim Value after withdrawal	$99,880.95 * (1 + 5.00%) = $99,875.00
At 3 months - GMDB Benefit Base after withdrawal	$100,000.00 - ($104,875.00 * $5,000.00 / $104,875.00) = $95,000.00
At 6 months - Interim Value Index Credit Rate	-.001%
At 6 months - Interim Value prior to GMDB Rider Fee	$95,119.05 * (1 + -1.00%) = $94,167.86
At 6 months - GMDB Rider Fee	$95,000.00 * 0.50.00% / 4 = $118.75
At 6 months - Index Base after GMDB Rider Fee	$95,119.05 - ($95,119.05 * ($118.75 / $94,167.86)) = $94,999.10
At 6 months - Interim Value after GMDB Rider Fee	$94,999.10 * (1 + -1.00%) = $94,049.11
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$95,000.00
At 8 months - Interim Value Index Credit Rate	-20.00%
At 8 months - Index Base prior to withdrawal	$94,999.10
At 8 months - Interim Value prior to withdrawal	$94,999.10 * (1 = -20.00%) = $75,999.28
At 8 months - GMDB Benefit Base prior to withdrawal	$95,000.00
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8.00%) - $8,000.00 = $695.65
At 8 months - Index Base after withdrawal	$94,999.10 - ($94,999.10 * ($13,695.65 / $75,999.28)) = $77,879.54
At 8 months - Interim Value after withdrawal	$77,879.54 * (1 + -20.00%) = $62,303.63
At 8 months - GMDB Benefit Base after withdrawal	$95,000.00 - ($95,000.00 * $13,695.65 / $75,999.28)) = $77,880.28
At 9 months - Interim Value Index Credit Rate	10.00%
At 9 months - Interim Value prior to GMDB Rider Fee	$77,879.54 * (1 + 10.00%) = $85,667.49
At 9 months - GMDB Rider Fee	$77,880.28 * 0.50.00% / 4 = $97.35
At 9 months - Index Base after GMDB Rider Fee	$77,879.54 - ($77,879.54 * ($97.35 / $85,667.49)) = $77,791.04

10

At 9 months - Interim Value after GMDB Rider Fee	$77,791.04 * (1 + 10.00%) = $85,570.14
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,880.28
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5.00%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 10.00%; Buffer Rate 10.00%
At 12 months - Buffer Rate Applied	Lesser of 0.00% or (-5.00% + 10.00%) = 0.00%
At 12 months - Interest Credited	$77,791.04 * 0.00% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee	$77,791.04
At 12 months - GMDB Rider Fee	$77,880.28 * 0.50.00% / 4 = $97.35
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,880.28
Index Account Option Value at the end of a 1-year Crediting Period	$77,791.04 - $97.35 = $77,693.69

4. BEST ENTRY INDEX ACCOUNT OPTION IN RISING AND FALLING MARKET

These examples are intended to show you Index Account Option values at the end of a six-year Crediting Period. These examples assume that you allocate $100,000 to a Best Entry Index Account Option with a Cap Rate of 9% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume that the standard death benefit was elected, and that there have been no withdrawals. All illustrated values are hypothetical.

The following other values will be applied to this example:

●	Best Entry Reset Threshold = -5.00%
●	Best Entry Reset Maximum = -20.00%
●	Observation Frequency = Monthly
●	Number of Observation Day(s) = 6, observed on the 1st of each month for 6 months

	Best Entry Index Account Option Values (Index Value increase at end of Crediting Period)	Best Entry Index Account Option Values (Index Value decrease at end of Crediting Period)
Initial Index Value	1000	1000
Initial Index Base	$100,000.00	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25.00% * 6) = $7,500.00	$100,000.00 * (1.25.00% * 6) = $7,500.00
Index Value on Day 1 of Month 1	1025 - Because the 1025 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	980 - Because the 980 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 2	975 - Because the 975 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	975 - Because the 975 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 3	960 - Because the 960 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	960 - Because the 960 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 4	900 - Because the 900 Index Value does represent a 5.00% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 900.	950 - Because the 950 Index Value does represent a 5.00% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 950.
Index Value on Day 1 of Month 5	965 - Because the 965 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	965 - Because the 965 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 6	970 - Because the 970 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	970 - Because the 970 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.

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Accrued Credit Advantage Fee at 3.5 years	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71
Interim Value Index Credit Rate at 3.5 years	5.00%	-10.00%
Interim Value at 3.5 years	$100,000.00 * (1 + 5.00%) - $4,376.71 = $100,623.29	$100,000.00 * (1 + -10.00%) - $4,376.71 = $85,623.29
Final Index Value	990	760
Index Change	(990 / 900) - 1 = 10.00%	(760 / 950) - 1 = -20.00%
Applicable Cap Rate and Buffer Rate	Cap Rate 9%; Buffer Rate 10.00%	Cap Rate 9%; Buffer Rate 10.00%
Cap Rate Applied	Lesser of 10.00% or 9% = 9%	N/A
Buffer Rate Applied	N/A	Lesser of 0.00% or (-20.00% + 10.00%) = -10.00%
Interest Credited	$100,000.00 * 9% = $9,000.00	$100,000.00 * -10.00% = -$10,000.00
Index Account Option Value prior to Credit Advantage Fee	$100,000.00 + $9,000.00 = $109,000.00	$100,000.00 - $10,000.00 = $90,000.00
Remaining Credit Advantage Fee to be assessed	$7,500.00	$7,500.00
Index Account Option Value at the end of a 6 -year Crediting Period	$109,000.00 - $7,500.00 = $101,500.00	$90,000.00 - $7,500.00 = $82,500.00

5. CREDIT ADVANTAGE CAP AND BUFFER IN VOLATILE MARKET

These examples are intended to show you the impact of withdrawals and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 15% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume the optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges, Credit Advantage Fees, and GMDB rider fees are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25% * 1) = $1,250.00
At 3 months - Accrued Credit Advantage Fee	($0.00 + (($1,250.00 - $0.00) * (91 / 365))) = $311.64
At 3 months - Interim Value Index Credit Rate	5.00%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5.00%) - $311.64 = $104,688.36
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50.00% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 – ($100,000.00 * ($125.00 / ($104,688.36 + $311.64))) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5.00%) - $311.64 = $104,563.36
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months - Surrender Charge-Free Amount prior to withdrawal	10.00% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Credit Advantage Fee assessed for withdrawal	($1,250.00 * ($5,000.00 / $104,563.36)) = $59.77
At 3 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$311.64 - $59.77 = $251.87
At 3 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,250.00 - $59.77 = $1190.23
At 3 months - Index Base after withdrawal and Credit Advantage Fee	$99,880.95 - ($99,880.95 * ($5,059.77 / ($104,563.36 + $311.64))) = $95,062.12

12

At 3 months - Interim Value after withdrawal and Credit Advantage Fee	$95,062.12 * (1 + 5.00%) - $251.87 = $99,563.36
At 3 months - GMDB Benefit Base after withdrawal and Credit Advantage Fee	$100,000.00 - ($104,563.36 * $5,059.770 / $104,563.36) = $94,940.23
At 6 months - Accrued Credit Advantage Fee	($251.87 + (($1,190.23 - $251.87) * (92 / 274))) = $566.94
At 6 months - Interim Value Index Credit Rate	-1.00%
At 6 months - Interim Value prior to GMDB Rider Fee	$95,062.12 * (1 + -1%) – $566.94 = $93,544.56
At 6 months - GMDB Rider Fee	$94,940.23 * 0.50.00% / 4 = $118.68
At 6 months - Index Base after GMDB Rider Fee	$95,062.12 – ($95,062.12 * ($118.68 /($93,544.56 + $566.94))) = $94,942.24
At 6 months - Interim Value after GMDB Rider Fee	$94,942.24 * (1 + -1%) - $566.94 = $93,425.88
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$94,940.23
At 8 months - Accrued Credit Advantage Fee	($251.87 + (($1,190.23 – $251.87) * (153 / 274))) = $775.84
At 8 months - Interim Value Index Credit Rate	-20.00%
At 8 months - Index Base prior to withdrawal	$94,942.24
At 8 months - Interim Value prior to withdrawal	$94,942.24 * (1 + -20.00%) – $775.84 = $75,177.95
At 8 months - GMDB Benefit Base prior to withdrawal	$94,940.23
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8%) - $8,000.00 = $695.65
At 8 months - Credit Advantage Fee assessed for withdrawal	($1,190.23 * ($13,695.65 / $75,177.95)) = $216.83
At 8 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$775.84 – $216.83= $559.01
At 8 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,190.23 – $216.83 = $973.40
At 8 months - Index Base after withdrawal	$94,942.24 – ($94,942.24 * ($13,912.48 / ($75,177.95 + $775.84))) = $77,551.64
At 8 months - Interim Value after withdrawal	$77,551.64 * (1 + -20.00%) – $559.01 = $61,482.30
At 8 months - GMDB Benefit Base after withdrawal	$94,940.23 – ($94,940.23 * ($13,912.48 / $75,177.95)) = $77,370.53
At 9 months - Accrued Credit Advantage Fee	($559.01+ (($973.40 – $559.01) * (30 / 122))) = $660.91
At 9 months - Interim Value Index Credit Rate	10.00%
At 9 months - Interim Value prior to GMDB Rider Fee	$77,551.64 * (1 + 10.00%)—$660.91 = $84,645.89
At 9 months - GMDB Rider Fee	$77,370.53 * 0.50.00% / 4 = $96.71
At 9 months - Index Base after GMDB Rider Fee	$77,551.64 – ($77,551.64 * ($96.71/ ($84,645.89 + $660.91))) = $77,463.72
At 9 months - Interim Value after GMDB Rider Fee	$77,463.72 * (1 + 10.00%) – $660.91 = $84,549.18
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,370.53
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5.00%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 15.00%; Buffer Rate 10.00%
At 12 months - Buffer Rate Applied	Lesser of 0.00% or (-5.00% + 10.00%) = 0.00%
At 12 months - Interest Credited	$77,463.72 * 0.00% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee and Credit Advantage Fee	$77,463.72
At 12 months - GMDB Rider Fee	$77,370.53 * 0.50.00% / 4 = $96.71
At 12 months - Index Account Option Value after GMDB Rider Fee and prior to Credit Advantage Fee	$77,463.72 – $96.71= $77,367.01
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,370.53
At 12 months - Remaining Credit Advantage Fee to be assessed	$973.40
Index Account Option Value at the end of a 1-year Crediting Period	$77,367.01 – $973.40 = $76,393.61

SERVICES

We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services. We have not entered into any administrative service agreements in connection with our administration of the policy.

13

RECORDS AND REPORTS

We will maintain all records and accounts relating to the policy. We will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required by any applicable law or regulation. Owners will also receive confirmation of each financial transaction, and any other reports required by law or regulation.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (“TCL”), for the distribution and sale of the policies. We may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the policies, as described below).

TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCL. TCL compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCL and pay for TCL’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCL an “override” payment based on the pricing of the product which becomes part of TCL’s assets. In addition, we pay commission to TCL for policy sales; these commissions are passed through to the selling firms with TCL not retaining any portion of the commissions. During fiscal years 2024, 2023, and 2022, the amounts paid to TCL in connection with all Transamerica Structured Index Advantage® Annuity policies sold were $267,041,543, $87,773,102, and $26,613,852, respectively.

We and/or TCL or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCL may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

EXPERTS

The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company at December 31, 2024, and for the year in the period ended December 31, 2024, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The statutory basis financial statements and supplemental information of Transamerica Life Insurance Company as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Aegon LTD, Transamerica’s indirect parent, was subject to European regulations prior to the entity being redomiciled in Bermuda during 2023. These regulations required Aegon LTD to change auditors periodically. Accordingly, Transamerica Corporation conducted a ‘request for proposal’ process with two major accounting firms for the annual independent audit of Transamerica Corporation and its subsidiaries and registered separate accounts. This resulted in a change in independent auditor beginning in 2024.

On June 1, 2023, Transamerica Corporation’s Audit Committee appointed Ernst & Young, LLP as its independent auditor to audit the financial statements of Transamerica Corporation and certain of its subsidiaries, including, Transamerica Life Insurance Company and certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2024. On or about June 1, 2023, Transamerica Corporation notified PricewaterhouseCoopers LLP that its services as independent auditor will cease upon completion of the annual audits for itself and certain subsidiaries, including Transamerica Life Insurance Company, certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2023.

14

With regard to Transamerica Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of PricewaterhouseCoopers LLP or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to disagreements in its report for the fiscal years ended December 31, 2023 and 2022. PricewaterhouseCoopers LLP’s report for the fiscal years ended December 31, 2023 and 2022, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2023 and 2022, and the subsequent interim period. Transamerica Life Insurance Company provided a copy of this disclosure to PricewaterhouseCoopers LLP for its review and requested that PricewaterhouseCoopers LLP provide the Company with a letter addressed to the SEC stating whether PricewaterhouseCoopers LLP agrees with the statements made by the Company in this section. A copy of that letter, dated April 26, 2024, furnished by PricewaterhouseCoopers LLP in response to that request, is filed as Exhibit 16 to the registration statement filed with the SEC.

For the two most recent fiscal years, and any subsequent interim period prior to engaging Ernst & Young, LLP, Transamerica Life Insurance Company did not consult with Ernst & Young, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Transamerica Life Insurance Company, and Ernst & Young, LLP did not provide either a written report or oral advice to Transamerica Life Insurance Company that was an important factor considered by Transamerica Life Insurance Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

15

FINANCIAL STATEMENTS

All required statutory financial statements are included in this Statement of Additional Information. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies.

16

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023
Admitted assets
Cash, cash equivalents and short-term investments	$1,844	$3,305
Bonds	49,516	46,351
Preferred stocks	44	59
Common stocks	3,447	3,877
Mortgage loans on real estate	8,885	9,409
Real estate	39	41
Policy loans	2,239	2,109
Securities lending reinvested collateral assets	1,667	2,292
Derivatives	399	1,143
Receivable for derivative cash collateral	466	361
Other invested assets	3,277	3,395

Total cash and invested assets	71,823	72,342

Accrued investment income	653	626
Premiums deferred and uncollected	70	151
Net deferred income tax asset	773	772
Variable annuity reserve hedge offset deferral	883	445
Other assets	1,411	1,649
Separate account assets	103,494	98,852

Total admitted assets	$179,107	$174,837

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$53,684	$52,496
Policy and contract claim reserves	1,048	983
Liability for deposit-type contracts	693	717
Other policyholders’ funds	47	46
Transfers from separate accounts due or accrued	(254)	(421)
Funds held under reinsurance treaties	7,046	7,480
Asset valuation reserve	1,347	1,302
Derivatives	1,481	1,214
Payable for collateral under securities loaned and other transactions	1,764	3,098
Borrowed money	1,500	1,738
Other liabilities	1,332	1,414
Separate account liabilities	103,494	98,852

Total liabilities	173,182	168,919

Total capital and surplus	5,925	5,918

Total liabilities and capital and surplus	$179,107	$174,837

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Revenues
Premiums and other considerations	$18,684	$9,516	$19,813
Net investment income	3,683	3,597	3,297
Commissions and expense allowances on reinsurance ceded	428	329	1,075
Reserve adjustment on reinsurance ceded	(133)	(139)	(147)
Consideration received on reinsurance recapture and novations	243	140	210
Fee revenue and other income	1,804	2,119	1,982

Total revenue	24,709	15,562	26,230

Benefits and expenses
Death benefits	2,713	2,433	2,650
Annuity benefits	1,485	1,466	1,552
Accident and health benefits	1,104	1,046	1,021
Surrender benefits	18,829	14,692	20,498
Other benefits	282	257	244
Net increase (decrease) in reserves	1,218	(5,482)	6,563
Commissions	1,442	1,343	1,688
Taxes, licenses and fees	176	163	153
Funds withheld ceded investment income	180	95	98
Net transfers to (from) separate accounts	(6,163)	(4,801)	(10,952)
IMR adjustment due to reinsurance	—	248	(432)
General insurance expenses and other	1,143	1,291	1,198

Total benefits and expenses	22,409	12,751	24,281

Gain (loss) from operations before dividends and federal income taxes	2,300	2,811	1,949
Dividends to policyholders	8	8	10

Gain (loss) from operations before federal income taxes	2,292	2,803	1,939
Federal income tax (benefit) expense	(59)	75	(80)

Net gain (loss) from operations	2,351	2,728	2,019
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,439)	(1,999)	(4,211)

Net income (loss)	$912	$729	$(2,192)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2022	$7	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	702	702
Change in nonadmitted assets	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	641	641
Change in asset valuation reserve	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	(871)	(871)
Capital contribution	—	100	—	—	100
Dividends to stockholders	—	—	—	(425)	(425)
Other changes - net	—	(1)	—	113	112

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)

Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Net income (loss)	—	—	—	912	912
Change in net unrealized capital gains/losses, net of taxes	—	—	527	(681)	(154)
Change in net deferred income tax asset	—	—	—	(5)	(5)
Change in nonadmitted assets	—	—	—	17	17
Change in asset valuation reserve	—	—	—	(45)	(45)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(35)	(46)

Balance at December 31, 2024	$7	$4,661	$1,043	$214	$5,925

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Operating activities
Premiums and annuity considerations	$18,782	$13,933	$14,606
Net investment income	3,599	3,580	3,146
Other income	2,158	1,940	2,251
Benefit and loss related payments	(24,412)	(19,702)	(26,105)
Net transfers from separate accounts	6,094	4,842	11,122
Commissions and operating expenses	(2,968)	(2,787)	(2,771)
Dividends paid to policyholders	(5)	(5)	(6)
Federal income taxes (paid) received	51	18	204

Net cash provided by (used in) operating activities	$3,299	$1,819	$2,447

Investing activities
Proceeds from investments sold, matured or repaid	$6,719	$8,889	$10,356
Costs of investments acquired	(9,363)	(8,332)	(10,957)
Net change in policy loans	(131)	(81)	(35)

Net cash provided by (used in) investing activities	$(2,775)	$476	$(636)

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(16)	$6	$101
Dividends to stockholders	(415)	(858)	(425)
Net deposits (withdrawals) on deposit-type contracts	(32)	(45)	(67)
Net change in borrowed money	(236)	(1,354)	(777)
Net change in funds held under reinsurance treaties	(433)	43	41
Net change in payable for collateral under securities lending and other transactions	(1,335)	828	(42)
Other cash (applied) provided	482	(30)	(348)

Net cash provided by (used in) financing and miscellaneous activities	$(1,985)	$(1,410)	$(1,517)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,461)	885	294
Cash, cash equivalents and short-term investments:
Beginning of year	3,305	2,420	2,126

End of year	$1,844	$3,305	$2,420

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2024	2023	2022
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$—	$792	$4,706
Increase of funds withheld related to affiliated reinsurance agreement	—	(4,394)	—
Release of funds withheld related to affiliated reinsurance recaptures	—	—	42
Release of reinsurance payable related to affiliate reinsurance recapture	—	—	22

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles (SSAP) No. 61, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security. Reciprocal jurisdiction status was granted in 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and registered index-linked annuity (RILA) separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2024	2023	2022

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$912	$729	$(2,192)
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$912	$729	$(2,192)

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,925	$5,918	$5,663
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	—	—	263
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	272	47	72

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,653	$5,871	$5,328

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for- sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)	Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, disallowed IMR and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specificed in the contracts) and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Estimates

During 2023, the Company received approval from the IID, pursuant to SSAP No. 97 to change the valuation methodology under which it values its investments in Transamerica Pacific Reinsurance, Inc. (TPRe) and LIICA Re II, Inc. (LIICA Re II). Effective December 31, 2023, TPRe and LIICA Re II are valued at audited statutory equity, including the impacts of permitted practices, and consolidated in the Company’s Risk-Based Capital. This resulted in a $619 increase in affiliated common stock with a corresponding increase in Change in net unrealized capital gains/losses.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

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controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	-	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	-

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

 a)  Quoted prices for similar assets or liabilities in active markets

 b)  Quoted prices for identical or similar assets or liabilities in non-active markets

 c)  Inputs other than quoted market prices that are observable

 d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	-

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,370	$1,370	$1,367	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	44,540	49,516	4,327	39,382	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	285	321	—	270	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	$102,011	$102,098	$95,458	$5,955	$598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	$91,620	$91,698	$2	$91,609	$9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,077	$3,077	$3,075	$2	$—
Short-term notes receivable from affiliates	250	250	—	250	—
Bonds	42,641	46,351	5,022	37,028	591
Preferred stocks, other than affiliates	59	59	—	59	—
Common stocks, other than affiliates	113	113	11	—	102
Mortgage loans on real estate	8,323	9,409	—	—	8,323
Other invested assets	345	376	—	329	16
Derivative assets:
Options	100	100	—	100	—
Interest rate swaps	950	951	—	950	—
Currency swaps	83	38	—	83	—
Credit default swaps	63	38	—	63	—
Equity swaps	9	9	—	9	—
Interest rate futures	2	2	2	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,212	1,143	7	1,205	—
Policy loans	2,109	2,109	—	2,109	—
Securities lending reinvested collateral	1,974	1,974	1,974	—	—
Separate account assets	$97,308	$97,358	$91,472	$5,731	$105

Liabilities
Investment contract liabilities	$10,224	$9,878	$—	$216	$10,008
Derivative liabilities:
Options	44	44	—	44	—
Interest rate swaps	1,075	688	—	1,075	—
Currency swaps	10	6	—	10	—
Credit default swaps	20	30	—	20	—
Equity swaps	435	435	—	435	—
Interest rate futures	2	2	2	—	—
Equity futures	9	9	9	—	—
Derivative liabilities total	1,595	1,214	11	1,584	—
Dollar repurchase agreements	11	11	—	11	—
Payable for securities lending	2,292	2,292	—	2,292	—
Payable for derivative cash collateral	806	806	—	806	—
Separate account liabilities	$87,871	$87,873	$2	$87,802	$67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28

Total bonds	—	28	2	30

Preferred stock
Industrial and miscellaneous	—	44	—	44

Total preferred stock	—	44	—	44

Common stock
Industrial and miscellaneous	4	—	86	90

Total common stock	4	—	86	90

Cash equivalents and short-term investments
Money market mutual funds	1,081	—	—	1,081

Total cash equivalents and short-term investments	1,081	—	—	1,081

Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311

Total assets	$96,379	$4,379	$88	$100,846

Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2

Total liabilities	$17	$799	$—	$816

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	22	1	23
Hybrid securities	—	5	—	5

Total bonds	—	29	1	30

Preferred stock
Industrial and miscellaneous	—	58	—	58

Total preferred stock	—	58	—	58

Common stock
Industrial and miscellaneous	11	—	100	111

Total common stock	11	—	100	111

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	2,466	—	—	2,466

Total cash equivalents and short-term investments	2,466	2	—	2,468

Derivative assets	7	1,031	—	1,038
Other long term	—	5	—	5
Separate account assets	91,312	4,701	—	96,013

Total assets	$93,796	$5,826	$101	$99,723

Liabilities:
Derivative liabilities	$11	$604	$—	$615
Separate account liabilities	2	—	—	2

Total liabilities	$13	$604	$—	$617

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)

Total	$101	$20	$1	$—	$(21)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86

Total	$16	$—	$27	$—	$88

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$1	$—	$(3)	$2
Common stock	132	1	—	(6)	9

Total	$133	$2	$—	$(9)	$11

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$1
Common stock	15	—	51	—	100

Total	$15	$—	$51	$—	$101

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2024 and 2023, the Company held no properties classified as held-for-sale.

5. Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,123	9	535	2,597
Hybrid securities	230	8	8	230
Industrial and miscellaneous	33,567	471	3,357	30,681
Mortgage and other asset-backed securities	7,414	162	442	7,134

Total unaffiliated bonds	49,516	650	5,626	44,540
Unaffiliated preferred stocks	44	—	—	44

	$49,560	$650	$5,626	$44,584

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$88	$2	$—	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$5,477	$54	$941	$4,590
State, municipal and other government	3,055	19	438	2,636
Hybrid securities	270	10	17	263
Industrial and miscellaneous	31,333	671	2,731	29,273
Mortgage and other asset-backed securities	6,216	203	540	5,879

Total unaffiliated bonds	46,351	957	4,667	42,641
Unaffiliated preferred stocks	59	—	—	59

	$46,410	$957	$4,667	$42,700

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$105	$8	$—	$113

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2024
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,261	$1,261
Due after one year through five years	7,353	7,321
Due after five years through ten years	9,313	8,908
Due after ten years	24,567	20,309

Subtotal	42,494	37,799
Mortgage and other asset-backed securities	7,599	7,318

Total	$50,093	$45,117

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024
	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,843	511	556	24
Hybrid securities	72	7	41	1
Industrial and miscellaneous	13,685	3,063	7,666	294
Mortgage and other asset-backed securities	3,310	414	1,356	28

Total bonds	20,428	4,644	11,926	982

Common stocks-unaffiliated	—	—	1	—

	$20,428	$4,644	$11,927	$982

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,582	$487	$2,155	$454
State, municipal and other government	2,051	433	214	5
Hybrid securities	130	16	37	1
Industrial and miscellaneous	15,644	2,605	3,381	125
Mortgage and other asset-backed securities	3,866	521	635	20

Total bonds	23,273	4,062	6,422	605

Preferred stocks-unaffiliated	23	—	35	—
Common stocks-unaffiliated	—	—	92	—

	$23,296	$4,062	$6,549	$605

During 2024, 2023 and 2022, respectively, there were $7, $13 and $2, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $25 and $1, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22944BCX4	$1	$1	$—	$1	$1	6/30/2024
89169DAA9	—	—	—	—	—	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	1	1	—	1	—	6/30/2024
89175MAA1	—	—	—	—	—	6/30/2024
38237GAA7	—	—	—	—	—	6/30/2024
3133KMY58	1	1	—	1	1	6/30/2024
3140XHCP0	1	1	—	1	1	6/30/2024
3133B3PM3	1	1	—	1	1	6/30/2024
3140QM5A8	1	1	—	1	1	6/30/2024
3140MA2S2	1	1	—	1	1	6/30/2024
89181JAA0	1	1	—	1	1	6/30/2024
3132DWFM0	1	1	—	1	1	6/30/2024
059494AA2	4	4	—	4	4	9/30/2024
026930AA5	—	—	—	—	—	12/31/2024
059494AA2	4	3	1	3	3	12/31/2024
05948KV63	—	—	—	—	—	12/31/2024
761118AH1	—	—	—	—	—	12/31/2024

			$1

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$425	$28	$532	$20
The aggregate related fair value of securities with unrealized losses	3,325	1,448	3,866	863

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,662 and 3,297 securities with a carrying amount of $25,071 and $27,359, and an unrealized loss of $4,644 and $4,062. Of this portfolio, at December 31, 2024 and 2023, 96.8% and 95.6% were investment grade with associated unrealized losses of $4,488 and $3,899, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,442 and 856 securities with a carrying amount of $12,908 and $7,061, and an unrealized loss of $982 and $605. Of this portfolio, at December 31, 2024 and 2023, 97.3% and 97.8% were investment grade with associated unrealized losses of $966 and $597, respectively.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities, respectively, with an insignificant cost and unrealized loss.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 16 securities, respectively, with a cost of $1 and $92 and an insignificant unrealized loss.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value

December 31, 2024
Bond, amortized cost	9	$42	$24

Total	9	$42	$24

December 31, 2023
Bond, amortized cost	7	$46	$46

Total	7	$46	$46

The Company did not have any offsetting assets and liabilities at December 31, 2024 and 2023.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 68 and 21 securities as a result of a callable feature which generated investment income of $16 and $1 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$ 4,241	$ 7,301	$ 8,218

Gross realized gains	$85	$ 184	$69
Gross realized losses	(139)	(747)	(624)

Net realized capital gains (losses)	$ (54)	$ (563)	$ (555)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company had gross realized losses, which relate to losses recognized on other-than- temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $42, $106 and $54, respectively.

At December 31, 2024 and 2023, the Company had recorded investments in restructured securities of $2 and $14.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79

	$33	$8,867	$8,900

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$4,454	$4,454
A	30	4,090	4,120
BBB	7	791	798
BB	—	37	37

	$37	$9,372	$9,409

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%. During 2023, the Company issued mortgage loans with a maximum interest rate of 7.01% and a minimum interest rate of 5.13% for commercial loans. The maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 72%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company did not issue any agricultural loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+ days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All) Current	$37	$9,372	$9,409

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$33	$842	$875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company held $7 of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2024 and no amount at December 31, 2023. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2024 and 2023, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2024 and 2023, the Company held 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2024 and 2023.

The Company had an allowance for credit losses on mortgage loans of $15, $0 and $0 at December 31, 2024, 2023, and 2022.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $97 and $105, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2024	2023		2024	2023

Pacific	29%	28%	Apartment	52%	53%

South Atlantic	21	22	Industrial	22	14

Middle Atlantic	12	13	Office	14	13

E. North Central	11	11	Retail	12	20

W. South Central	8	8

Mountain	9	8

W. North Central	5	4

New England	3	3

E. South Central	2	3

At December 31, 2024 and 2023, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2024, 2023 and 2022 related to such restructurings. At December 31, 2024 and 2023, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $0, $0 and $1 were taken on real estate in 2024, 2023 and 2022, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2024.

As of December 31, 2024 and 2023, there was no property classified as held for sale. During 2024, four property classified as held for sale were disposed, resulting in an insignificant net realized gain. During 2023, one property classified as held for sale was disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2024, 2023 and 2022 resulting in an insignificant amount of net realized gains, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2024 and 2023 was as follows:

	2024	2023

Home office properties	$39	$41

	$39	$41

Accumulated depreciation on real estate at December 31, 2024 and 2023, was $33 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $0 and $4 throughout years 2024, 2023 and 2022, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2024, the Company had ownership interests in 45 LIHTC investments with a carrying value of $58. The remaining years of unexpired tax credits ranged from one to ten, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2025 to 2029 is $2. Tax credit benefits recognized in 2024 were $18 and other tax benefits recognized in 2024 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in 52 LIHTC investments with a carrying value of $75. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2024 to 2029 is $2. Tax credits expenses recognized in 2023 were $49 and other tax benefits recognized in 2023 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2024 and 2023:

		December 31, 2024

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*

Economic Redevelopment and Growth Tax Credits	NJ	1	16
Low-Income Housing Tax Credits	CA	—	15

Total		$ 1	$ 31

		December 31, 2023

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount

Economic Redevelopment and Growth Tax Credits	NJ	13	19
LIHTC	CA	—	15

Total		$ 13	$ 34

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023

Fair value - positive	$ 484	$ 322

Fair value - negative	(1,926)	(1,562)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of $132, ($433) and ($23), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 19 years for forecasted hedge transactions. At December 31, 2024 and 2023, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2024 and 2023, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2025.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$5	$13	$—
Puts	1	(1)	—

Total options	$6	$12	$—

Swaps:
Interest rate	$(6)	$—	$(1)
Total return	(1,570)	(1,092)	1,054

Total swaps	$(1,576)	$(1,092)	$1,053

Futures - net positions	442	41	(376)

Total realized gains (losses)	$(1,128)	$(1,039)	$677

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 63	$ 43	$ (5)	$ (4)
Interest rate swaps	8	7	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 59	$ 63	$ 4	$ 6
Interest rate swaps	9	8	—	—

Total	$ 68	$ 71	$ 4	$ 6

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 12	$ 978	2.2
Credit default swaps referencing indices		—	32	40.4

Subtotal		12	1,010	3.4

BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6

Subtotal		51	2,453	2.2

BB	3
Single name credit default swaps (3)		—	85	0.9

Subtotal		—	85	0.9

Total		$ 63	$ 3,548	2.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 16	$ 973	3.0
Credit default swaps referencing indices		—	32	41.4

Subtotal		16	1,005	4.2

BBB	2
Single name credit default swaps (3)		33	1,466	2.6
Credit default swaps referencing indices		19	1,402	2.3

Subtotal		52	2,868	2.5

BB	3
Single name credit default swaps (3)		1	90	1.8

Subtotal		1	90	1.8

Total		$ 69	$ 3,963	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $3,548 and $3,963, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$3,343	$3,316	$62	$63
Currency swaps	905	699	110	83
Equity futures	—	—	2	5
Equity swaps	3,770	448	120	9
Interest rate swaps	1,367	45	29	7
Options	314	2,102	63	100
Derivative liabilities:
Credit default swaps	715	1,183	(2)	20
Currency swaps	135	213	1	10
Equity futures	—	—	13	9
Equity swaps	2,494	5,690	37	435
Interest rate swaps	6,719	6,379	1,101	988
Options	(597)	(2,641)	5	44

*Futures	are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2024 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2025	$(133)	$32
2026	(133)	32
2027	(133)	32
2028	(133)	32
2029	(133)	32
2030	(133)	32
2031	(133)	32
2032	(113)	32
2033	(82)	26
2034	(50)	11

Total	$(1,176)	$293

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance

1. Balance at January 1, 2023	$380
2. Amortization	44
3. Deferred Recognition	(109)

4. Balance at December 31, 2023 [1-(2+3)]	$445
5. Amortization	63
6. Deferred Recognition	(501)

7. Balance at December 31, 2024 [4-(5+6)]	$883

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2024	2023

Amortized cost	$ (3)	$ —
Fair value	(672)	855

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634

*Totals	shown are pre-tax

December 31, 2023
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(13)	$(1,725)	$1,606	$(132)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	5	717	(722)	—
Deferred	8	1,008	(884)	132

*Totals	shown are pre-tax

	Year Ended December 31
	2024	2023

Prior year fair value of hedged item	$630	$539
Current year fair value of hedged item	1,663	630

Change in fair value attributable to interest rates	$1,033	$91

Portion of the fair value change attributed to the hedged risk	$1,032	$91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$1,667	$—	$—	$—	$1,667
Subject to repurchase agreements	306	—	—	—	306
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	77	—	—	—	77
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	—	—	—	3,956
Pledged as collateral not captured in other categories	3,085	—	—	—	3,085
Other restricted assets	6,586	—	—	—	6,586

Total restricted assets	$15,734	$—	$—	$—	$15,734

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,292	$(625)	$—	$1,667	0.92%	0.93%
Subject to repurchase agreements	157	149	—	306	0.17	0.17
Subject to dollar repurchase agreements	11	(11)	—	—	0.00	0.00
FHLB capital stock	88	(11)	—	77	0.04	0.04
On deposit with states	38	19	—	57	0.03	0.03
Pledged as collateral to FHLB (including assets backing funding agreements)	3,937	19	—	3,956	2.19	2.21
Pledged as collateral not captured in other categories	2,230	855	—	3,085	1.71	1.72
Other restricted assets	7,337	(751)	—	6,586	3.64	3.68

Total restricted assets	$16,090	$(356)	$—	$15,734	8.70%	8.78%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$3,052	$—	$—	$—	$3,052
Secured funding agreements	1	—	—	—	1
AMBAC	32	—	—	—	32

Total	$3,085	$—	$—	$—	$3,085

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$2,229	$823	$—	$3,052	1.69%	1.70%
Secured funding agreements	1	—	—	1	0.00	0.00
AMBAC	—	32	—	32	0.02%	0.02%

Total	$2,230	$855	$—	$3,085	1.71%	1.72%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.20
Other	2	2	—	—

Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$1,763	2.53%

2023
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$787	$787	1.01%	1.04%
Securities lending collateral assets	2,292	2,292	2.95	3.02
Other	30	30	0.04	0.04

Total collateral assets	$3,109	$3,109	4.00%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,110	4.44%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$2,178	$2,170	$2,029
Preferred stocks	4	5	3
Common stocks	481	392	343
Mortgage loans on real estate	384	383	415
Real estate	9	9	13
Policy loans	112	110	108
Cash, cash equivalents and short-term investments	107	95	26
Derivatives	421	403	273
Other invested assets	174	200	180

Gross investment income	3,870	3,767	3,390
Less: investment expenses	178	198	178

Net investment income before amortization of IMR	3,692	3,569	3,212
Amortization of IMR	(9)	28	85

Net investment income	$3,683	$3,597	$3,297

At December 31, 2024 and 2023, the Company excluded investment income due and accrued of $5 and $10, respectively. There were no amounts excluded for mortgage loans or real estate for either 2024 and 2023.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$658	$636
Nonadmitted	$5	$10
Admitted	$653	$626

At December 31, 2024 and 2023, the Company had cumulative amounts for paid-in-kind interest of $1 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2024	2023	2022

Bonds	$(97)	$(669)	$(614)
Preferred stocks	1	—	—
Common stocks	2	(8)	56
Mortgage loans on real estate	(21)	(1)	—
Real estate	—	—	1
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(1,471)	(2,043)	(4,555)
Variable annuity reserve hedge offset	—	(44)	229
Other invested assets	45	27	169

Net realized capital gains (losses), before taxes	(1,541)	(2,739)	(4,714)
Federal income tax effect	—	106	45
Transfer from (to) IMR	102	634	458

Net realized capital gains (losses) on investments	$(1,439)	$(1,999)	$(4,211)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2024	2023	2022

Bonds	$42	$10	$197
Preferred stocks	—	1	(11)
Common stocks	(6)	1	(40)
Affiliated entities	(384)	443	(278)
Mortgage loans on real estate	(15)	—	—
Derivatives	268	600	1,142
Other invested assets	(104)	327	51

Change in unrealized capital gains (losses), before taxes	(199)	1,382	1,061
Taxes on unrealized capital gains (losses)	13	(98)	(47)

Change in unrealized capital gains (losses), net of tax*	$(186)	$1,284	$1,014

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the “Other changes - net” line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	2024	2023

Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,912	$5,731
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	771	748
Net negative (disallowed) IMR (admitted)	81	—

Adjusted capital and surplus	$5,060	$4,983

The admitted net negative (disallowed) IMR represents 1.98% and 0.14% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
	2024	2023

Life insurance reserves	$31,616	$32,027
Annuity reserves and supplementary contracts with life contingencies	14,816	13,368
Accident and health reserves (including long term care)	7,252	7,101

Total policy reserves	$53,684	$52,496

Deposit-type contracts	693	717
Policy claims	1,048	983

Total policy reserves, deposit-type contracts and claim liabilities	$55,425	$54,196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $31,676 and $33,976, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,478 and $1,463 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2024 and 2023.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $0 and $505 as of December 31, 2024 and 2023, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413

	2,000	$1,287	$1,111	2,176

Active life reserve	$5,508			$5,476

Total accident and health reserves	$7,508			$7,652

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$1,148	$435	$713
2022 and prior	1,991	(82)	622	1,287

	1,991	$1,066	$1,057	2,000

Active life reserve	$5,476			$5,508

Total accident and health reserves	$7,467			$7,508

The change in the Company’s unpaid claims reserve was $54 and ($82) for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2024 was due to worse than expected experience primarily due to higher medical claims. The change in 2023 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28

	$42	$26	$24	$44

Year ended December 31, 2023
2023	$—	$38	$23	$15
2022 and prior	42	(12)	3	27

	$42	$26	$26	$42

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024		2023

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	24	19	122	96
Group life direct business	10	6	14	10

	$35	$25	$137	$106

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2024 and 2023 are approximately $10 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2024 and 2023, there were no contractual maturities.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84

Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment (minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal provision	1,043	—	569	1,612	2

Total individual annuity reserves	8,239	2,208	59,404	69,851	100%

Less reinsurance ceded	5,303	—	—	5,303

Net individual annuities reserves	$2,936	$2,208	$59,404	$64,548

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70

Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment (minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal provision	5,516	—	68	5,584	13

Total group annuities reserves	12,674	10	29,969	42,653	100%

Less reinsurance ceded	794	—	—	794

Net group annuities reserves	$11,880	$10	$29,969	$41,859

	December 31 2024

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal provision	492	87	18	597	74

Total deposit-type contracts	699	87	18	804	100%

Less reinsurance ceded	6	—	—	6

Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	693

Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105

Subtotal	91,696

Combined total	$107,205

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$316	$714	$—	$1,030	2%
At book value less surrender charge of 5% or more	919	—	—	919	1
At fair value	6	—	58,435	58,441	84

Total with adjustment or at fair value	1,241	714	58,435	60,390	87
At book value without adjustment (minimal or no charge or adjustment)	6,679	—	—	6,679	10
Not subject to discretionary withdrawal provision	1,723	—	488	2,211	3

Total individual annuity reserves	9,643	714	58,923	69,280	100%

Less reinsurance ceded	6,228	—	—	6,228

Net individual annuity reserves	$3,415	$714	$58,923	$63,052
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$235	$—	$—	$235

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,104	$13	$—	$4,117	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	28,070	28,070	72

Total with adjustment or at fair value	4,124	13	28,070	32,207	83
At book value without adjustment (minimal or no charge or adjustment)	4,848	—	—	4,848	12
Not subject to discretionary withdrawal provision	1,846	—	64	1,910	5

Total group annuity reserves	10,818	13	28,134	38,965	100%

Less reinsurance ceded	864	—	—	864

Net group annuity reserves	$9,954	$13	$28,134	$38,101

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	220	—	—	220	27
Not subject to discretionary withdrawal provision	504	68	19	591	73

Total deposit-type contracts	724	68	19	811	100%

Less reinsurance ceded	8	—	—	8

Net deposit-type contracts	$716	$68	$19	$803

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$12,438
Exhibit 5, Supp contracts with life contingencies section, total (net)	931
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	716

Subtotal	14,085
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	87,269
Exhibit 3, Supp contracts with life contingencies section, total	515
Other contract deposit funds	87

Subtotal	87,871

Combined total	$101,956

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	12,528
Indexed universal life with secondary guarantees	9,239	6,513	7,572
Other permanent cash value life insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	1,578

Total (gross)	28,039	29,734	52,818
Reinsurance ceded	5,048	4,909	21,202

Total (net)	$22,991	$24,825	$31,616

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$690	$690	$690

Total (net)	$690	$690	$690

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198

Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,839
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	599

Subtotal	31,616
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888

Subtotal	10,888

Combined total	$42,504

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$319	$462
Universal life	13,359	12,668	15,050
Universal life with secondary guarantees	5,929	5,819	12,845
Indexed universal life with secondary guarantees	7,773	5,385	6,486
Other permanent cash value life insurance	2	4,755	7,192
Variable universal life	681	680	1,002
Not subject to discretionary withdrawal or no cash values Term policies without cash value	—	—	8,024
Accidental death benefits	—	—	48
Disability - active lives	—	—	37
Disability - disabled lives	—	—	160
Miscellaneous reserves	—	—	1,604

Total (gross)	27,744	29,626	52,910
Reinsurance ceded	5,065	4,914	21,387

Total (net)	$22,679	$24,712	$31,523

	December 31 2023

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$684	$684	$684

Total (net)	$684	$684	$684

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,003	$8,000	$9,208

Total (net)	$8,003	$8,000	$9,208

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,751
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability – active lives section, total (net)	16
Exhibit 5, Disability – disabled lives section, total (net)	137
Exhibit 5, Miscellaneous reserves section, total (net)	594

Subtotal	31,523
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,892

Subtotal	9,892

Combined total	$41,415

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109

Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair value adjustment and with current surrender charge of less than 5%	—	690	—	—	690

Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary withdrawal	—	86	—	655	741

Total separate account reserve liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684

Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair value adjustment and with current surrender charge of less than 5%	—	684	—	—	684

Subtotal	710	702	—	95,712	97,124
Not subject to discretionary withdrawal	—	68	—	571	639

Total separate account reserve liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,100	$6,167	$7,757
Transfers from separate accounts	(14,225)	(10,944)	(18,692)

Net transfers from separate accounts	(6,125)	(4,777)	(10,935)
Miscellaneous reconciling adjustments	(38)	(24)	(17)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(6,163)	$(4,801)	$(10,952)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $101,121 and $98,092, respectively. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Group annuities	$28,064	$25,977
Variable annuities	61,483	61,550
Fixed universal life	727	725
Variable universal life	9,365	8,484
Variable life	1,367	1,277
Modified separate accounts	114	78
Registered market value annuity product - SPL	1	1

Total separate account assets	$101,121	$98,092

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $2,373 and $760, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $551, $570, $584, $579 and $565, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022, 2021 and 2020, the general account of the Company had paid $41, $63, $56, $45 and $75, respectively, toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $2,784 and $710, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $2,699 and $649 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($86) and ($61), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2024	2023	2022

Direct premiums	$19,907	$16,262	$15,957
Reinsurance assumed - non affiliates	886	866	1,017
Reinsurance assumed - affiliates	(15)	(10)	5,366
Reinsurance ceded - non affiliates	(1,503)	(2,547)	(1,819)
Reinsurance ceded - affiliates	(591)	(5,055)	(708)

Net premiums earned	$18,684	$9,516	$19,813

The Company received reinsurance recoveries in the amount of $3,294, $3,327 and $3,764 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $858 and $853, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $37,420 and $39,004, respectively, of which $16,315 and $16,868 were ceded to affiliates, respectively.

During 2024, 2023 and 2022, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $387 ($255 after tax), $684 ($429 after tax) and $869 ($574 after tax), respectively.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, Transamerica Pacific Re. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 IMR deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which was included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which was included in the Statements of Operations.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. The Company concluded it could not support a favorable recovery analysis and therefore did not take statutory reserve credit in its year-end 2022 financial statements. A loss contingency allowance was also established for the doubtful recoveries of billed and unbilled claims in the amount of $125 as of December 31, 2022. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company does not believe sufficient information is available at this time to be able to reasonably estimate any potential loss and has therefore reversed the previously established loss contingency allowance and reported gross receivables on billed and unbilled claims of $158 and $260 as of December 31, 2024, respectively, all of which have been fully non- admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,399	$209	$2,608
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,399	209	2,608
Deferred Tax Assets Nonadmitted	1,037	—	1,037

Subtotal (Net Deferred Tax Assets)	1,362	209	1,571
Deferred Tax Liabilities	527	271	798

Net Admitted Deferred Tax Assets (Liabilities)	$835	$(62)	$773

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,492	$202	$2,694
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,492	202	2,694
Deferred Tax Assets Nonadmitted	1,023	—	1,023

Subtotal (Net Deferred Tax Assets)	1,469	202	1,671
Deferred Tax Liabilities	628	271	899

Net Admitted Deferred Tax Assets (Liabilities)	$841	$(69)	$772

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(93)	$7	$(86)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(93)	7	(86)
Deferred Tax Assets Nonadmitted	14	—	14

Subtotal (Net Deferred Tax Assets)	(107)	7	(100)
Deferred Tax Liabilities	(101)	—	(101)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$7	$1

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$515	$777	$(262)
Investments	226	237	(11)
Deferred acquisition costs	721	699	22
Policyholder dividends accrual	6	5	1
Compensation and benefits accrual	43	42	1
Receivables - nonadmitted	136	143	(7)
Net operating loss carry-forward	331	171	160
Tax credit carry-forward	340	319	21
Other	81	99	(18)

Subtotal	2,399	2,492	(93)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,037	1,023	14

Admitted ordinary deferred tax assets	1,362	1,469	(107)
Capital
Investments	187	202	(15)
Net capital loss carry-forward	22	—	22
Other	—	—	—

Subtotal	209	202	7
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	209	202	7

Admitted deferred tax assets	$1,571	$1,671	$(100)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$444	$463	$(19)
Policyholder reserves	68	146	(78)
Other	15	19	(4)

Subtotal	527	628	(101)
Capital
Investments	271	271	—
Other	—	—	—

Subtotal	271	271	—

Deferred tax liabilities	798	899	(101)

Net admitted deferred tax assets (liabilities)	$773	$772	$1

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	749	24	773
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,008	32	1,040
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	773
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	613	185	798

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,362	$209	$1,571

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	736	36	772
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	986	48	1,034
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	772
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	733	166	899

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,469	$202	$1,671

		Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	13	(12)	1
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	22	(16)	6
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(120)	19	(101)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(107)	$7	$(100)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	744%	722%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$5,152	$5,146

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	13%	0%	13%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$(59)	$75	$(134)

Subtotal	(59)	75	(134)
Federal income tax on net capital gains	—	(106)	106

Federal and foreign income taxes incurred	$(59)	$(31)	$(28)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$75	$(80)	$155

Subtotal	75	(80)	155
Federal income tax on net capital gains	(106)	(45)	(61)

Federal and foreign income taxes incurred	$(31)	$(125)	$94

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$(59)	$(31)	$(125)

Change in deferred income taxes	5	(149)	(702)
(without tax on unrealized gains and losses)

Total income tax reported	$(54)	$(180)	$(827)

Income before taxes	$751	$312	$(3,207)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$158	$66	$(673)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$11	$6	$24
Dividends received deduction	(128)	(127)	(98)
Tax-exempt income	(4)	(4)	(3)
Nondeductible expenses	5	3	5
Pre-tax items reported net of tax	(52)	(97)	(201)
Tax credits	(27)	(21)	(29)
Prior period tax return adjustment	24	(18)	22
Change in statutory valuation allowance	—	—	(11)
Deferred tax change on other items in surplus	(38)	13	140
Other	(3)	(1)	(3)

Total income tax reported	$(54)	$(180)	$(827)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$637	12/31/2022	N/A
Operating Loss	940	12/31/2024	N/A

Operating Loss Total	$1,577

Foreign Tax Credit	$5	12/31/2021	12/31/2031
Foreign Tax Credit	13	12/31/2022	12/31/2032
Foreign Tax Credit	13	12/31/2024	12/31/2034

Foreign Tax Credit Total	$31

General Business Credit	$20	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	9	12/31/2017	12/31/2037
General Business Credit	6	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	14	12/31/2024	12/31/2044

General Business Credit Total	$309

The Company has net capital loss carryforwards which expire as follows: 2029, $103.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2024, 2023 and 2022.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2024	$18

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)

Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)

Balance at December 31, 2024	$2	$—	$2

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.	Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31, or (b) statutory net gain from operations for the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 and $10 on December 29, 2023 and December 21, 2022, respectively.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $883 and $445, as of December 31, 2024 and 2023, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $160 and $71, as of December 31, 2024 and 2023, respectively, for admitted disallowed IMR as required under INT 23-01.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.	Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $1,394 and $1,967 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,667 and $2,292 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2024	2023

Open	$1,667	$2,292

Total collateral received	$1,667	$2,292

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$130	$130	$105	$105
30 days or less	658	658	938	938
31 to 60 days	263	263	562	562
61 to 90 days	318	318	84	84
91 to 120 days	105	105	296	296
121 to 180 days	150	150	307	307
181 to 365 days	43	43	—	—

Total	1,667	1,667	2,292	2,292
Securities received	—	—	—	—

Total collateral reinvested	$1,667	$1,667	$2,292	$2,292

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,671 (fair value of $1,667) that are currently tradable securities that could be sold and used to pay for the $1,667 in collateral calls that could come due under a worst-case scenario.

11.	Retirement and Compensation Plans

Defined	Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $18 and $18 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $11 and $17 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $4 and $4 for the years ended December 31, 2024, 2023 and 2022, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12.	Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $1,083, $621 and $564 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $647, $619 and $605 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $30 and $31 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $98, $98 and $89 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $119, $115 and $130 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $23, $10 and $6 for the years ended December 31, 2024, 2023 and 2022, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty- day commercial paper rate. During 2024, 2023 and 2022, the Company received (paid) net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest of ($28), ($21) and ($5) from (to) affiliates, respectively. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of $239 and $629. Terms of settlement require that these amounts are settled within 90 days of quarter- end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $550 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2023, the Company had short-term intercompany notes receivables of $350 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2024	4.61%
TA Corp	75	June 21, 2024	5.15
ULI Funding LLC	100	December 30, 2024	5.29

At December 31, 2024 and 2023, the Company had no short-term intercompany notes payable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$—
Real Estate Alternatives Portfolio 3, LLC	13
Real Estate Alternatives Portfolio 4 HR, LLC	221
Real Estate Alternatives Portfolio 4 MR, LLC	7
Aegon Workforce Housing Fund 2, L.P.	177
Aegon Workforce Housing Fund 3, L.P.	15
Natural Resources Alternatives Portfolio I, LLC	271
Natural Resources Alternatives Portfolio II, LLC	171
Natural Resources Alternatives Portfolio 3, LLC	246
TA Private Equity Assets LLC	329
Zero Beta Fund, LLC	5
TA-APOP I, LLC	206
TA-APOP I-A, LLC	66

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—

Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	136	136	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$136	$136	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$415	$415	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$415	$415	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$551	$551	$—

Aggregate Total	XXX	$551	$551	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—

Aggregate Total	—	—	$638	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Received Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code **
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/25/2023	124	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$124	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	NA		$—	—	—	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$124	—	—	—

Aggregate Total	—	—	$124	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II	Excess of loss reinsurance asset
TPRe	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TORI	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II	$—	$(1,639)	$260	$—
TPRe	—	(1,385)	235	—
TORI	—	(3,257)	1,032	—
TWRI	—	(1,359)	665	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $179 and $437, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has commitments of $812 and $904, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2024 and 2023 was $13 and $11, respectively.

Private placement commitments outstanding as of December 31, 2024 and 2023 were $238 and $90, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2024 and 2023.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2024 and 2023, respectively, was $466 and $361.

At December 31, 2024 and 2023, securities in the amount of $114 and $87, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2024 and 2023:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2024. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	140	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	128	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 268

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2024 and 2023:

			December 31
		2024		2023

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$		268	$238

Current liability recognized in financial statements:
Noncontingent liabilities			—	—

Contingent liabilities			—	—

Ultimate financial statement impact if action required:
Investments in SCA			268	238
Other			—	—

Total impact if action required	$		268	$238

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired one tax credit investments during 2024 or 2023 under this agreement. As of December 31, 2024 and 2023, there is $48 and $24 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,320 and $5,601 at December 31, 2024 and 2023, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	68	78
Excess Stock	—	—

Total	$78	$88

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2024 and 2023, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

	Fair Value	Carry Value

December 31, 2023
Total Collateral Pledged	$3,452	$3,937
Maximum Collateral Pledged	4,803	5,290

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the borrowings from the FHLB were as follows:

	December 31,
	2024	2023

	General	General
	Account	Account

Debt [1]	$1,500	$1,725

Total	$1,500	$1,725

[1]	The maximum amount of borrowing during 2024 and 2023 was $1,725 and $2,300, respectively.

As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years. As of December 31, 2023, the weighted average interest rate on FHLB advances was 4.627% with a weighted average term of 2.0 years.

At December 31, 2024 and 2023, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $32,000 and $50,150 as of December 31, 2024 and 2023, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. As of December 31, 2024 and 2023, the related reserves are $0 and $2, respectively.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company was named in two class actions relating to increases in monthly deduction rates (MDR) on universal life products in 2015 to 2016 and 2017 to 2018, respectively, as well as several individual lawsuits. The Company settled these two class actions, one in March 2019 and one in June 2021. All remaining exposures were settled during the first quarter of 2024, therefore the Company held no provision for this class action at December 31, 2024.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $14 and $8 and an offsetting premium tax benefit $9 and $6 at December 31, 2024 and 2023, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $10, $0 and $3 for the years ended December 31, 2024, 2023 and 2022, respectively.

15.  Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320
Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$685
Fair Value	$273	$249	$662	$623
Ending Balance
BACV	XXX	XXX	XXX	$156
Fair Value	$198	$249	$662	$157

		2024			2023

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$ 257	$49	$306	$143	$13	$156
Bonds - FV	259	50	309	144	13	157

These securities have maturity dates that range from February 15, 2025 to November 1, 2066.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$154	$197	$221	$113
Ending Balance (1)
Cash	$154	$197	$80	$113

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount Cash	$147	$186	$536	$508
Ending Balance (1) Cash	$147	$186	$536	$110

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $11, which is included in borrowed money on the Balance Sheets. Those amounts included no accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $11 and a fair value of $11 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2024	2023

Open	$—	$11
Securities received	—	—

Total collateral received	$—	$11

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company sold and reacquired one security with an NAIC designation 3 or below within 30 days of the sale date resulting in an insignificant amount during 2024.

16.	Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2024 through April 11, 2025.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Investors Securities Corp	13-3696753
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
United Financial Services Inc	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$ 4,442	$ 3,904	$ 5,188

States, municipalities and political subdivisions	2,393	1,954	2,393

Foreign governments	808	710	808

Hybrid securities	230	230	230

All other corporate bonds	40,974	37,742	40,897

Preferred stocks	45	44	44

Total fixed maturities	48,892	44,584	49,560

Equity securities

Common stocks:

Industrial, miscellaneous and all other	88	90	90

Total equity securities	88	90	90

Mortgage loans on real estate	8,885		8,885

Real estate	39		39

Policy loans	2,239		2,239

Other long-term investments	1,201		1,201

Receivable for securities	10		10

Receivable for derivative cash collateral posted to counterparty	466		466

Securities lending	1,667		1,667

Cash, cash equivalents and short-term investments	1,394		1,394

Total investments	$ 64,881		$ 65,551

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $30 are held at fair value rather than amortized cost. Preferred stock of $43 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2024
Individual life	$ 30,043	$ —	$ 576	$ 3,384	$ 1,923	$ 4,860	$ 1,410
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)

	$ 53,567	$ 117	$ 1,048	$ 18,684	$ 3,683	$ 25,631	$ (3,222)

Year ended December 31, 2023
Individual life	$ 29,961	$ —	$493	$ 2,410	$ 1,882	$ 2,870	$ 1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)

	$ 52,372	$ 124	$ 983	$ 9,516	$ 3,597	$ 14,412	$ (1,661)

Year ended December 31, 2022
Individual life	$ 30,960	$ —	$580	$ 8,576	$ 1,626	$ 9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$ 57,823	$ 133	$ 1,098	$ 19,813	$ 3,297	$ 32,528	$ (8,247)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2024
Life insurance in force	$ 805,576	$ 494,708	$ 234,794	$ 545,662	43%

Premiums:
Individual life	$ 4,495	$ 1,971	$ 860	$ 3,384	25%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0

	$ 19,907	$ 2,094	$ 871	$ 18,684	5%

Year ended December 31, 2023
Life insurance in force	$ 798,119	$ 540,679	$ 262,185	$ 519,625	50%

Premiums:
Individual life	$ 4,598	$ 3,029	$ 841	$ 2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0

	$ 16,262	$ 7,602	$ 856	$ 9,516	9%

Year ended December 31, 2022
Life insurance in force	$ 776,124	$ 616,800	$ 319,443	$ 478,767	67%

Premiums:
Individual life	$ 4,547	$ 2,316	$ 6,345	$ 8,576	74%
Individual health	758	60	12	710	2
Group life and health	927	135	14	806	2
Annuity	9,725	16	12	9,721	0

	$ 15,957	$ 2,527	$ 6,383	$ 19,813	32%

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution. Not applicable.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Agreements
	(i)	Form of Selling Agreement. Note 1.
	(ii)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company and Transamerica Capital, Inc. Note 1.
(d)	Contracts
	(i)	Individual Flexible Premium Deferred Index-Linked Annuity Contract. Note 2.
	(ii)	Individual Flexible Premium Deferred Index-Linked Annuity Contract Data Page (6 year). Note 2.
	(iii)	Best Entry Index Account Rider. Note 2.
	(iv)	Basic Index Account Rider. Note 2.
	(v)	Credit Advantage Index Rider. Note 2.
	(vi)	Guaranteed Minimum Death Benefit Rider. Note 2.
	(vii)	Performance Lock Rider. Note 2.
	(viii)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Contract. Note 4.
	(ix)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Contract Data Page (6 year). Note 4.
	(x)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Annuitization Table. Note 4.
	(xi)	Best Entry Index Account Rider. Note 4.
	(xii)	Credit Advantage Index Rider. Note 4.
	(xiii)	Performance Lock Rider. Note 4.
	(xiv)	Cap and Buffer Index Account Rider. Note 4.
	(xv)	Participation and Buffer Index Account Rider. Note 4.
	(xvi)	Upside Participation and Downside Participation Index Account Rider. Note 4.
(e)	Application. Note 2
(f)	Insurance Company’s Certificate of Incorporation and By-Laws
	(i)	Articles of Incorporation of Transamerica Life Insurance Company. Note 1.
	(ii)	Bylaws of Transamerica Life Insurance Company. Note 1.
(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements. Not applicable.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Opinion re Legality. Note 5.
(l)	Other Opinions
	(i)	Consent of Independent Registered Public Accounting Firm. Note 5
	(ii)	Consent of Independent Accountants. Note 5.
(m)	Omitted Financial Statements. Not Applicable.
(n)	Initial Capital Agreements. Not Applicable.
(o)	Form of Initial Summary Prospectus. Not Applicable.
(p)	(i)	Powers of Attorney. Note 5.
	(ii)	Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Life Insurance Company pursuant to power of attorney. Note 5.
(q)	Letter re Change in Auditor. Note 3.
(r)	Historical Limits on Index Gains. Note 5.

Note 1.	Incorporated herein by reference from Initial Filing of S-1 Registration Statement (File no. 333- 252121) filed on January 15, 2021.
Note 2.	Incorporated herein by reference from Pre-Effective Amendment No. 4 to S-1 Registration Statement (File no. 333-252121) filed April 27, 2022.
Note 3.	Incorporated herein by reference from Post-Effective Amendment No. 2 to S-1 Registration Statement (File no. 333-269398) filed April 26, 2024.
Note 4.	Incorporated herein by reference from Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-284296) filed on February 19, 2025.
Note 5.	Filed Herewith.

Item 28. Directors and Officers of the Insurance Company (Transamerica Life Insurance Company)

Name and Principal Business Address	Positions and Offices with Insurance Company

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Chairman of the Board, and President Financial Assets

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

Maurice Perkins 100 Light Street Baltimore, MD 21202	Director and Chief Corporate Affairs Officer

Matt Keppler 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President

Item 29. Persons Controlled by or under Common Control with the Insurance Company

As of December 31, 2024, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Aegon Ltd. Subsidiaries Under Common Control (as of 12/31/24)
Company Name	Immediate Parent Ownership %	Parent	State/Country
239 West 20th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
25 East 38th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
313 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
319 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
Administrative Group, LLC	100%	AUSA Holding, LLC	IA, USA
ADMS Global Services (Thailand) Limited	47.37%	AEGON DMS Holding B.V.	Thailand
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Iberia Holding BV, Sucursal en España	Spain
AEGON Administracion y Servicios Aie	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Mediacion S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Serenitas, S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	Spain
AEGON Affordable Housing Debt Fund I, LLC	Other Manner of Control	AHDF Manager I, LLC	DE, USA
AEGON Affordable Housing Debt Fund I, LLC	5%	Transamerica Life Insurance Company	DE, USA
AEGON AM Funds, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners I, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners II, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
AEGON Asia B.V.	100%	AEGON International B.V.	Netherlands
Aegon Asset Management (Asia) Limited	100%	AEGON Asset Management Holding B.V.	Hong Kong
AEGON Asset Management Holding B.V.	100%	Aegon Ltd.	Netherlands

AEGON Asset Management Hungary B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management Limited	100%	Aegon Asset Management UK plc	United Kingdom
Aegon Asset Management Pan-Europe B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management UK Holdings Limited	100%	AEGON Asset Management Holding B.V.	United Kingdom
Aegon Asset Management UK plc	100%	Aegon Asset Management UK Holdings Limited	United Kingdom
AEGON Brazil Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON Brazil Holding II B.V.	100%	AEGON International B.V.	Netherlands
AEGON CEE B.V.	100%	Aegon Ltd.	Netherlands
Aegon Community Investments 50, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 51, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 52, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 53, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 54, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 55, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 56, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 57, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 58, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 59, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 60, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 61, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 62, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 63, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 64, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 65, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 66, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 67, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 68, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 69, LLC	100%	Transamerica Life Insurance Company	DE, USA
AEGON Corporate Center B.V.	100%	Aegon Ltd.	Netherlands
AEGON Custody B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Derivatives N.V.	100%	Aegon Ltd.	Netherlands
AEGON Digital Investments Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Direct Marketing Services International, LLC	100%	AUSA Holding, LLC	MD, USA
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Other Manner of Control	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	5.82%	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	92.96%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services, Inc.	100%	Transamerica Life Insurance Company	MD, USA
AEGON DMS Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON EDC Limited	100%	Aegon Ltd.	United Kingdom
Aegon Employees Netherlands B.V.	100%	AEGON Europe Holding B.V.	Netherlands
Aegon Energy Management, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON España, S.A.U. de Seguros y Reaseguros	100%	Aegon Iberia Holding BV, Sucursal en España	Spain
AEGON Europe Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Financial Services Group, Inc.	100%	Transamerica Life Insurance Company	MN, USA
AEGON Funding Company LLC	100%	Transamerica Corporation	DE, USA
Aegon Global Services, LLC	100%	Commonwealth General Corporation	IA, USA
AEGON Growth Capital Fund I C.V.	100%	AEGON Growth Capital Fund I GP B.V.	Netherlands
AEGON Growth Capital Fund I GP B.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
AEGON Growth Capital Management B.V.	100%	Aegon Ltd.	Netherlands
AEGON Iberia Holding B.V.	100%	Aegon Ltd.	Netherlands
Aegon Iberia Holding BV, Sucursal en España	100%	AEGON Iberia Holding B.V.	Spain
AEGON India Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon Insights (Thailand) Limited	Other Manner of Control	Aegon Insights Limited	Thailand
Aegon Insights (Thailand) Limited	100%	Transamerica International Direct Marketing Consultants, LLC	Thailand
Aegon Insights Australia Pty Limited	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Aegon Insights Limited	100%	AEGON DMS Holding B.V.	Hong Kong
AEGON Institutional Markets, Inc.	100%	Commonwealth General Corporation	DE, USA
AEGON International B.V.	100%	Aegon Ltd.	Netherlands
AEGON Investment Management B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Investment Solutions - Nominee 1 (Gross) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 2 (Net) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 3 (ISA) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions Ltd.	100%	Aegon UK Investment Holdings Limited	United Kingdom

Aegon Investments Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Aegon LIHTC Fund 50, LLC	51.01%	Aegon LIHTC Fund 63, LLC	DE, USA
Aegon LIHTC Fund 51, LLC	0.01%	Aegon Community Investments 51, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	0.01%	Aegon Community Investments 52, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	1%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 52, LLC	10.81%	Transamerica Financial Life Insurance Company	DE, USA
Aegon LIHTC Fund 54, LLC	Other Manner of Control	Aegon Community Investments 54, LLC	DE, USA
Aegon LIHTC Fund 55, LLC	2.82%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 57, LLC	0.01%	Aegon Community Investments 57, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	0.01%	Aegon Community Investments 58, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	2.92%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 60, LLC	Other Manner of Control	Aegon Community Investments 60, LLC	DE, USA
Aegon LIHTC Fund 62, LLC	0.01%	Aegon Community Investments 62, LLC	DE, USA
Aegon LIHTC Fund 63, LLC	Other Manner of Control	Aegon Community Investments 63, LLC	DE, USA
Aegon LIHTC Fund 64, LLC	Other Manner of Control	Aegon Community Investments 64, LLC	DE, USA
Aegon LIHTC Fund 65, LLC	0.01%	Aegon Community Investments 65, LLC	DE, USA
Aegon LIHTC Fund 66, LLC	0.01%	Aegon Community Investments 66, LLC	DE, USA
Aegon LIHTC Fund 67, LLC	Other Manner of Control	Aegon Community Investments 67, LLC	DE, USA
Aegon LIHTC Fund 68, LLC	100%	Aegon Community Investments 68, LLC	DE, USA
Aegon LIHTC Fund 69, LLC	100%	Aegon Community Investments 69, LLC	DE, USA
AEGON Managed Enhanced Cash, LLC	62.09%	Transamerica Life Insurance Company	DE, USA
AEGON Managed Enhanced Cash, LLC	37.90%	Transamerica Life Insurance Company	DE, USA
AEGON Management Company	100%	Transamerica Corporation	IN, USA
Aegon Mediacion S.L.U.	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Mexico Holding B.V.	100%	AEGON DMS Holding B.V.	Netherlands
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Aegon OZF Investments 1, LLC	DE, USA
Aegon OZF Investments 1, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON Pension Trustee Limited	100%	AEGON UK plc	United Kingdom
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SIPP GUARANTEE NOMINEE LIMITED	100%	AEGON UK plc	United Kingdom
Aegon SIPP Nominee 2 Ltd.	100%	AEGON UK plc	United Kingdom
AEGON SIPP Nominee Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Taiwan Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon THTF Life Insurance Co., Ltd.	50%	AEGON International B.V.	China
AEGON Treasury Investments B.V.	100%	Aegon Ltd.	Netherlands
AEGON UK Corporate Services Limited	100%	AEGON UK plc	United Kingdom
Aegon UK Investment Holdings Limited	100%	AEGON UK plc	United Kingdom
AEGON UK plc	100%	AEGON Europe Holding B.V.	United Kingdom
AEGON UK Property Fund Limited	100%	AEGON UK plc	United Kingdom
Aegon Upstream Energy Fund, LLC	100%	Aegon Energy Management, LLC	DE, USA
AEGON USA Asset Management Holding, LLC	100%	AUSA Holding, LLC	IA, USA
AEGON USA Investment Management, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
AEGON USA Real Estate Services, Inc.	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON USA Realty Advisors of California, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AEGON USA Realty Advisors, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2, L.P	80%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 2, L.P	20%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3 Holding Company, LLC	100%	Aegon Workforce Housing Fund 3, L.P	DE, USA
Aegon Workforce Housing Fund 3, L.P	60%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3, L.P	30%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3, L.P	10%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing JV 4A, LLC	44.50%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4B, LLC	25%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4C, LLC	10%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing Park at Via Rosa REIT, LLC	100%	Aegon Workforce Housing Separate Account 1, LLC	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	15.83%	Transamerica Life Insurance Company	IA, USA

Aegon Workforce Housing Separate Account 1, LLC	4.17%	Transamerica Life Insurance Company	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	5%	Transamerica Financial Life Insurance Company	IA, USA
AEGON-INDUSTRIAL Capital Management (Shanghai) Co., Ltd.	100%	AEGON-INDUSTRIAL Fund Management Co., LTD.	China
AEGON-INDUSTRIAL Fund Management Co., LTD.	49%	AEGON International B.V.	China
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100%	AEGON EDC Limited	Hungary
AHDF Manager I, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
ALH Properties Eight LLC	100%	FGH USA LLC	DE, USA
ALH Properties Eleven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Four LLC	100%	FGH USA LLC	DE, USA
ALH Properties Nine LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seventeen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Sixteen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Ten LLC	100%	FGH USA LLC	DE, USA
ALH Properties Twelve LLC	100%	FGH USA LLC	DE, USA
ALH Properties Two LLC	100%	FGH USA LLC	DE, USA
AMFETF Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AMTAX Holdings 308 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 388 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 483 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 559, LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 561 LLC	100%	TAHP Fund VII, LLC	OH, USA
AMTAX Holdings 588 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 613 LLC	0.15%	Cupples State LIHTC Investors, LLC	OH, USA
AMTAX Holdings 613 LLC	99.85%	Garnet LIHTC Fund VII, LLC	OH, USA
AMTAX Holdings 639 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 649 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 672 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 713 LLC	100%	TAHP Fund 2, LLC	OH, USA
Andrews Nominees Limited	100%	Cofunds Limited	United Kingdom
Apollo Housing Capital Arrowhead Gardens, L.L.C.	100%	Garnet LIHTC Fund XXXV, LLC	DE, USA
APOP III, LLC	9.84%	Transamerica Financial Life Insurance Company	DE, USA
APOP III, LLC	88.60%	Transamerica Life Insurance Company	DE, USA
ASR Nederland N.V.	29.99%	Aegon Ltd.	Bermuda
AUSA Holding, LLC	100%	Transamerica Corporation	MD, USA
AUSA Properties, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AWHF2 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHF2 Subsidiary Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2 Holding Company C, LLC	DE, USA
AWHF3 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHJV4 Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHSA Manager 1, LLC	100%	AEGON USA Realty Advisors, LLC	IA, USA
Barfield Ranch Associates, LLC	50%	Mitigation Manager LLC	FL, USA
Carle Place Leasehold SPE, LLC	100%	Transamerica Financial Life Insurance Company	DE, USA
Cofunds Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Cofunds Nominees Ltd	100%	Cofunds Limited	United Kingdom
Commonwealth General Corporation	100%	Transamerica Corporation	DE, USA
Coöperatieve AEGON Financieringsmaatschappij U.A.	1.51%	AEGON International B.V.	Netherlands
Coöperatieve AEGON Financieringsmaatschappij U.A.	98.49%	Aegon Ltd.	Netherlands
Cornerstone International Holdings Ltd.	100%	AEGON DMS Holding B.V.	United Kingdom
Creditor Resources, Inc.	100%	AUSA Holding, LLC	MI, USA
CRI Solutions, Inc.	100%	Creditor Resources, Inc.	MD, USA
Cupples State LIHTC Investors, LLC	22%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	15%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	63%	Transamerica Life Insurance Company	DE, USA
Dorset Nominees Limited	100%	Cofunds Limited	United Kingdom
Equitable AgriFinance, LLC	50%	AEGON USA Realty Advisors, LLC	DE, USA
Favela Promoção e Vendas Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
FGH Realty Credit LLC	100%	FGH USA LLC	DE, USA
FGH USA LLC	100%	RCC North America LLC	DE, USA
Fifth FGP LLC	100%	FGH USA LLC	DE, USA
Financial Planning Services, Inc.	100%	Commonwealth General Corporation	D.C., USA
FINANCIERE DE L’ECHIQUIER	100%	La Banque Postale Asset Management	France
First FGP LLC	100%	FGH USA LLC	DE, USA
Fourth FGP LLC	100%	FGH USA LLC	DE, USA
Garnet Assurance Corporation	100%	Transamerica Life Insurance Company	KY, USA
Garnet Assurance Corporation II	100%	Commonwealth General Corporation	IA, USA
Garnet Assurance Corporation III	100%	Transamerica Life Insurance Company	IA, USA

Garnet Community Investments IX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments V, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments X, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XL, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund IX, LLC	99.99%	Garnet Community Investments IX, LLC	DE, USA
Garnet LIHTC Fund IX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund V, LLC	99.99%	Garnet Community Investments V, LLC	DE, USA
Garnet LIHTC Fund V, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VI, LLC	99.99%	Garnet Community Investments VI, LLC	DE, USA
Garnet LIHTC Fund VI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VII, LLC	99.99%	Garnet Community Investments VII, LLC	DE, USA
Garnet LIHTC Fund VII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VIII, LLC	99.99%	Garnet Community Investments VIII, LLC	DE, USA
Garnet LIHTC Fund VIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund X, LLC	0.01%	Garnet Community Investments X, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	99.99%	Garnet Community Investments XI, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII, LLC	0.01%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	73.39%	Garnet LIHTC Fund XII-A, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-B, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-C, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-B, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-C, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-C, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	68.10%	Garnet LIHTC Fund XIII-A, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	31.89%	Garnet LIHTC Fund XIII-B, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII-B, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIV, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIX, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XL, LLC	0.01%	Garnet Community Investments XL, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	0.01%	Garnet Community Investments XLI, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	10%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLII, LLC	0.01%	Garnet Community Investments XLII, LLC	DE, USA

Garnet LIHTC Fund XLIV-A, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLIV-B, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLVI, LLC	Other Manner of Control	Garnet Community Investments XLVI, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	1%	Garnet Community Investments XLVII, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	13.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLVIII, LLC	0.01%	Garnet Community Investments XLVIII, LLC	DE, USA
Garnet LIHTC Fund XLVIII, LLC	75.18%	Transamerica Financial Life Insurance Company	DE, USA
Garnet LIHTC Fund XV, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XV, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVI, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XVII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVIII, LLC	0.01%	Garnet Community Investments XVIII, LLC	DE, USA
Garnet LIHTC Fund XX, LLC	100%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIV, LLC	0.01%	Garnet Community Investments XXIV, LLC	DE, USA
Garnet LIHTC Fund XXIV, LLC	21.26%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIX, LLC	0.01%	Garnet Community Investments XXIX, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	0.01%	Garnet Community Investments XXV, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	1%	Garnet LIHTC Fund XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVI, LLC	0.01%	Garnet Community Investments XXVI, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	0.01%	Garnet Community Investments XXVII, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	16.71%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXVIII, LLC	99.99%	Garnet Community Investments XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXI, LLC	0.01%	Garnet Community Investments XXXI, LLC	DE, USA
Garnet LIHTC Fund XXXII, LLC	0.01%	Garnet Community Investments XXXII, LLC	DE, USA
Garnet LIHTC Fund XXXIII, LLC	0.01%	Garnet Community Investments XXXIII, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	99.99%	Garnet Community Investments XXXIV, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXIX, LLC	1%	Garnet Community Investments XXXIX, LLC	DE, USA
Garnet LIHTC Fund XXXV, LLC	0.01%	Garnet Community Investments XXXV, LLC	DE, USA
Garnet LIHTC Fund XXXVI, LLC	1%	Garnet Community Investments XXXVI, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	0.01%	Garnet Community Investments XXXVII, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXVIII, LLC	Other Manner of Control	Garnet Community Investments XXXVIII, LLC	DE, USA
GoBear (Philippines) Inc.	100%	Woodpecker Asia Tech PTE Ltd.	Philippines
GoBear (Vietnam) Co., Ltd.	100%	Woodpecker Asia Tech PTE Ltd.	Vietnam
Hague Reinsurance Management N.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
Horizons Acquisition 5, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Horizons St. Lucie Development, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	AEGON International B.V.	China
Imani FE, L.P.	Other Manner of Control	TAH Imani Fe GP, LLC	CA, USA
Imani FE, L.P.	99.99%	Garnet LIHTC Fund XIV, LLC	CA, USA
Investors Warranty of America, LLC	100%	RCC North America LLC	IA, USA
Ironwood Re Corp.	100%	Commonwealth General Corporation	HI, USA
IZNES SAS	4.31%	La Banque Postale Asset Management	France
Kognita Lab S.A.	8.74%	Mongeral AEGON Holding Ltda.	Brazil
La Banque Postale Asset Management	25%	AEGON Asset Management Holding B.V.	France
La Banque Postale Asset Management	75%	La Banque Postale Asset Management	France
LBPAM Private Debt GP Lux SARL	100%	La Banque Postale Asset Management	Luxembourg
LCS Associates, LLC	100%	RCC North America LLC	DE, USA
Life Investors Alliance LLC	100%	Transamerica Life Insurance Company	DE, USA
LIHTC Fund 53, LLC	Other Manner of Control	Aegon Community Investments 53, LLC	DE, USA
LIHTC Fund 56, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund 59, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund XLIX, LLC	Other Manner of Control	Garnet Community Investments XLIX, LLC	DE, USA
LIHTC Fund XLV, LLC	Other Manner of Control	Garnet Community Investments XLV, LLC	DE, USA
LIICA Re II, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Lochside Nominees Limited	100%	Cofunds Limited	United Kingdom
Longevity Services Consultoria e Serviços Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
MAG Consultoria de Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil

MAG Instituição de Pagamento Ltda.	100%	Mongeral Aegon Holding Financeira	Brazil
MAG Tanure Holding Participações S.A.	50%	Mongeral AEGON Holding Ltda.	Belo Horizonte, Minas Gerais
Minster Nominees Limited	100%	Cofunds Limited	United Kingdom
Mitigation Manager LLC	100%	RCC North America LLC	DE, USA
Momentum Group Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Money Services, Inc.	100%	AUSA Holding, LLC	DE, USA
Mongeral Aegon Administração de Benefícios LTDA.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Capitalização S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral Aegon Holding Financeira	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral AEGON Holding Ltda.	50%	AEGON Brazil Holding II B.V.	Brazil
Mongeral AEGON Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Renda Variavel Ltda	100%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral AEGON Seguros e Previdência SA	50%	AEGON Brazil Holding B.V.	Brazil
Monumental General Administrators, Inc.	100%	AUSA Holding, LLC	MD, USA
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	90%	Mongeral AEGON Holding Ltda.	Brazil
Natural Resources Alternatives Portfolio 3, LLC	85%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio 3, LLC	15%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	32%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	64%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	35%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	60%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	5%	Transamerica Financial Life Insurance Company	DE, USA
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom
NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom
Nomagon Title Grandparent, LLC	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Nomagon Title Holding 1, LLC	100%	Nomagon Title Parent, LLC	DE, USA
Nomagon Title Parent, LLC	100%	Nomagon Title Grandparent, LLC	DE, USA
North Westerly Holding B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Origen Financial Services Limited	100%	Momentum Group Limited	United Kingdom
Origen Limited	100%	Momentum Group Limited	United Kingdom
Origen Trustee Services Limited	100%	Momentum Group Limited	United Kingdom
Osceola Mitigation Partners, LLC	50%	Mitigation Manager LLC	FL, USA
Pearl Holdings, Inc. I	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pearl Holdings, Inc. II	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pension Geeks Limited	100%	AEGON UK plc	United Kingdom
Peoples Benefit Services, LLC	100%	Transamerica Life Insurance Company	PA, USA
Phinance Spółka Akcyjna	44%	AEGON Growth Capital Fund I GP B.V.	Poland
Placer 400 Investors, LLC	50%	RCC North America LLC	CA, USA
PSL Acquisitions Operating, LLC	100%	RCC North America LLC	IA, USA
PT Futuready Insurance Broker	80%	AEGON DMS Holding B.V.	Indonesia
PT. Aegon Insights Indonesia	0.84%	Aegon Insights Limited	Indonesia
PT. Aegon Insights Indonesia	99.16%	AEGON DMS Holding B.V.	Indonesia
RCC North America LLC	100%	Transamerica Corporation	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	2.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	30.75%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	22.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	37.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	7.50%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	1%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	73.40%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	90.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	9.40%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
River Ridge Insurance Company	100%	AEGON Management Company	VT, USA
Rock Springs Drive, LLC	98%	Investors Warranty of America, LLC	MD, USA
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
Scottish Equitable (Managed Funds) Limited	Other Manner of Control	Scottish Equitable Holdings Limited	United Kingdom

Scottish Equitable (Managed Funds) Limited	100%	Scottish Equitable plc	United Kingdom
Scottish Equitable Holdings Limited	100%	AEGON UK plc	United Kingdom
Scottish Equitable plc	100%	Scottish Equitable Holdings Limited	United Kingdom
Scottish Equitable plc	Other Manner of Control	AEGON UK plc	United Kingdom
Second FGP LLC	100%	FGH USA LLC	DE, USA
Serenitas, S.L.U.	100%	Aegon Iberia Holding BV, Sucursal en España	Spain
Seventh FGP LLC	100%	FGH USA LLC	DE, USA
Sicoob Seguradora de Vida e Previdência S.A.	50%	Mongeral AEGON Seguros e Previdência SA	Brazil
Simple2u Seguros S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
St. Lucie West Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Stonebridge Benefit Services, Inc.	100%	Commonwealth General Corporation	DE, USA
TA Private Equity Assets, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	90%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	10%	Transamerica Financial Life Insurance Company	DE, USA
TA-APOP II, LLC	73.19%	Transamerica Life Insurance Company	DE, USA
TA-APOP II, LLC	24.40%	Transamerica Financial Life Insurance Company	DE, USA
TABR Realty Services, LLC	100%	AUSA Holding, LLC	DE, USA
TAH Imani Fe GP, LLC	100%	Garnet Assurance Corporation	CA, USA
TAH Pentagon Funds, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
TAHP Fund 1, LLC	100%	Garnet LIHTC Fund IX, LLC	DE, USA
TAHP Fund 2, LLC	100%	Garnet LIHTC Fund VIII, LLC	DE, USA
TAHP Fund VII, LLC	100%	Garnet LIHTC Fund XIX, LLC	DE, USA
TAH-Solar SLP, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
Tenet Group Limited (Minority Shareholding)	23.27%	AEGON UK plc	United Kingdom
THH Acquisitions, LLC	100%	Transamerica Life Insurance Company	IA, USA
TLIC Oakbrook Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
TLIC Watertree Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
Tradition Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Tradition Land Company, LLC	100%	RCC North America LLC	IA, USA
Transamerica (Bermuda) Services Center, Ltd.	100%	AEGON International B.V.	Bermuda
Transamerica Affordable Housing, Inc.	100%	TABR Realty Services, LLC	CA, USA
Transamerica Agency Network, LLC	100%	AUSA Holding, LLC	IA, USA
Transamerica Asset Holding, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Asset Management, Inc.	23%	AUSA Holding, LLC	CO, USA
Transamerica Asset Management, Inc.	77%	Transamerica Life Insurance Company	CO, USA
Transamerica Bermuda Re, Ltd.	100%	Transamerica Life Insurance Company	Bermuda
Transamerica Capital, LLC	100%	AUSA Holding, LLC	CO, USA
Transamerica Casualty Insurance Company	100%	Transamerica Corporation	IA, USA
Transamerica Corporation	100%	AEGON International B.V.	DE, USA
Transamerica Corporation	100%	Transamerica Corporation	OR, USA
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100%	AEGON DMS Holding B.V.	Australia
Transamerica Direct Marketing Consultants Private Limited	100%	AEGON DMS Holding B.V.	India
Transamerica Finance Corporation	100%	Transamerica Corporation	DE, USA
Transamerica Financial Advisors, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Financial Life Insurance Company	100%	Transamerica Corporation	NY, USA
Transamerica Fund Services, Inc.	55.87%	AUSA Holding, LLC	CO, USA
Transamerica Fund Services, Inc.	44.13%	Transamerica Life Insurance Company	CO, USA
Transamerica Health Savings Solutions, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Transamerica International Direct Marketing Consultants, LLC	49%	AEGON Direct Marketing Services, Inc.	MD, USA
Transamerica Investors Securities, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Life (Bermuda) Ltd.	100%	Transamerica Life Insurance Company	Bermuda
Transamerica Life Insurance Company	100%	Commonwealth General Corporation	IA, USA
Transamerica Life International (Bermuda) Ltd	100%	AEGON International B.V.	Bermuda
Transamerica Pacific Re, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Transamerica Pyramid Properties, LLC	100%	Transamerica Life Insurance Company	DE, USA
Transamerica Resources, Inc.	100%	Monumental General Administrators, Inc.	MD, USA
Transamerica Retirement Advisors, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Insurance Agency, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Solutions, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Stable Value Solutions Inc.	100%	Commonwealth General Corporation	DE, USA
Transamerica Travel and Conference Services, LLC	100%	Money Services, Inc.	IA, USA
Transamerica Trust Company	100%	AUSA Holding, LLC	IA, USA
Transamerica Ventures Fund II, LLC	100%	AUSA Holding, LLC	DE, USA
ULI Funding, LLC	100%	AUSA Holding, LLC	IA, USA
United Financial Services, Inc.	100%	Transamerica Corporation	MD, USA
WFG Insurance Agency of Puerto Rico, Inc.	100%	World Financial Group Insurance Agency, LLC	Puerto Rico
WFG Properties Holdings, LLC	100%	World Financial Group, Inc.	GA, USA

WFG Securities Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
Winsocial Administradora de Benefícios Ltda.	50.00%	AEGON Brazil Holding II B.V.	Brazil
Woodpecker Asia Holding I B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Holding II B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Tech PTE Ltd.	100%	Woodpecker Holding B.V.	Singapore
Woodpecker Holding B.V.	50.00%	AEGON International B.V.	Netherlands
World Financial Group Holding Company of Canada Inc.	100%	Commonwealth General Corporation	Canada
World Financial Group Insurance Agency of Canada Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
World Financial Group Insurance Agency of Hawaii, Inc.	100%	World Financial Group Insurance Agency, LLC	HI, USA
World Financial Group Insurance Agency of Massachusetts, Inc	100%	World Financial Group Insurance Agency, LLC	MA, USA
World Financial Group Insurance Agency of Wyoming, Inc.	100%	World Financial Group Insurance Agency, LLC	WY, USA
World Financial Group Insurance Agency, LLC	100%	AUSA Holding, LLC	CA, USA
World Financial Group, Inc.	100%	Transamerica Asset Holding, LLC	DE, USA
Yarra Rapids, LLC	49.00%	Real Estate Alternatives Portfolio 4 MR, LLC	DE, USA
Zahorik Company, Inc.	100%	AUSA Holding, LLC	CA, USA
Zero Beta Fund, LLC	50.14%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	33.28%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	16.58%	Transamerica Financial Life Insurance Company	DE, USA

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a)

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Manager, Treasurer and Chief Financial Officer
Rob Carney	(3)	Manager, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Vice President and Chief Compliance Officer
Timothy Ackerman	(3)	Manager and Vice President
Mark Halloran	(3)	Manager
Jennifer Pearce	(3)	Vice President
Daniel Goodman	(1)	Secretary
David Cheung	(3)	Assistant Secretary

1.	100 Light Street, Floor B1, Baltimore, MD 21202
2.	6400 C Street SW., Cedar Rapids, IA 52499
3.	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$267,041,543.22	$0.00	$0.00	$0.00

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

(a)

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
Transamerica Structured Index Advantage® Annuity	12,200	$2,688,115,822.96	8,435	$1,553,809,471.77	$25,611,559.80	No

(b)	See Exhibit 27(r).

Item 32. Location of Accounts and Records

Not applicable.

Item 33. Management Services.

All management service contracts, if any, are discussed in Part A or Part B.

Item 34. Undertakings

With regard to Index-Linked Options and/or Fixed Options subject to a Contract Adjustment, the Registrant undertakes:

1.

To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on April 28, 2025.

TRANSAMERICA LIFE INSURANCE COMPANY
(Registrant)

*
By:	Jamie Ohl
Director and President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 28, 2025.

Signatures	Title

*	Director and President (principal executive officer)
Jamie Ohl

*	Director, Chairman of the Board and President, Financial Assets (principal accounting officer)
Bonnie T. Gerst

*	Director and Chief Corporate Affairs Officer
Maurice Perkins

*	Director, Secretary, General Counsel and Senior Vice President
Andrew S. Williams

*	Director, Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.